                                                                    Exhibit 10.1

                                                               EXECUTION VERSION
                                                               -----------------



================================================================================






                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                           Dated as of August 9, 2004


                                      among

                                  ONEIDA LTD.,
                                   as Borrower

                                       and

                     THE FINANCIAL INSTITUTIONS PARTY HERETO

                                       and

                              JPMORGAN CHASE BANK,
                             as Administrative Agent
                              and Collateral Agent






================================================================================

                                TABLE OF CONTENTS


                                                                            Page

PARTIES.....................................................................  1

INTRODUCTORY STATEMENT......................................................  1

1.   DEFINITIONS............................................................  5

1A.  ACKNOWLEDGEMENT OF EXISTING OBLIGATIONS; NO NOVATIONS;
     RATIFICATION........................................................... 36

2.   THE LOANS.............................................................. 37

     SECTION 2.1    Term Loans.............................................. 37

     SECTION 2.2    Revolving Credit Loans.................................. 38

     SECTION 2.3    Disbursement of Funds and Notice of Borrowing of
                    Revolving Credit Loans.................................. 38

     SECTION 2.4    Swingline Loans......................................... 40

     SECTION 2.5    Interest Rate Type of the Loans......................... 41

     SECTION 2.6    Repayment; Evidence of Debt; Administration............. 41

     SECTION 2.7    Interest................................................ 42

     SECTION 2.8    Underwriting Fee, Restructuring Fee and Unused
                    Commitment Fee.......................................... 44

     SECTION 2.9    Termination and/or Reduction of the Total Revolving
                    Credit Commitment....................................... 45

     SECTION 2.10   Voluntary Prepayments................................... 45

     SECTION 2.11   Mandatory Prepayments................................... 46

     SECTION 2.12   Amortization of Tranche A Term Loans.................... 48

     SECTION 2.13   Default Interest; Alternate Rate of Interest............ 48

     SECTION 2.14   Continuation and Conversion of Loans.................... 49

     SECTION 2.15   Reimbursement of Lenders................................ 50

     SECTION 2.16   Change in Circumstances................................. 51

     SECTION 2.17   Change in Legality...................................... 54

     SECTION 2.18   Taxes................................................... 54

     SECTION 2.19   Interest Adjustments.................................... 55

     SECTION 2.20   Manner of Payments...................................... 56

     SECTION 2.21   Letters of Credit....................................... 56

     SECTION 2.22   Replacement of Lenders.................................. 62

                               TABLE OF CONTENTS
                                  (continued)

                                                                            Page

3.   REPRESENTATIONS AND WARRANTIES WITH RESPECT TO CREDIT PARTIES.......... 62

     SECTION 3.1    Existence and Power..................................... 63

     SECTION 3.2    Authority and No Violation.............................. 64

     SECTION 3.3    Governmental and Other Approval......................... 64

     SECTION 3.4    Binding Agreements...................................... 65

     SECTION 3.5    No Material Adverse Change.............................. 65

     SECTION 3.6    Financial Information................................... 66

     SECTION 3.7    Credit Parties and their Subsidiaries................... 66

     SECTION 3.8    Patents, Trademarks, Copyrights and Other Rights........ 66

     SECTION 3.9    Fictitious Names........................................ 67

     SECTION 3.10   Title to Properties..................................... 67

     SECTION 3.11   Litigation; Judgments................................... 68

     SECTION 3.12   Federal Reserve Regulations............................. 68

     SECTION 3.13   Investment Company Act.................................. 68

     SECTION 3.14   Taxes................................................... 68

     SECTION 3.15   Compliance with ERISA................................... 69

     SECTION 3.16   Agreements.............................................. 69

     SECTION 3.17   Security Interest....................................... 70

     SECTION 3.18   Disclosure.............................................. 70

     SECTION 3.19   Environmental Matters................................... 70

     SECTION 3.20   Pledged Securities...................................... 72

     SECTION 3.21   Compliance with Laws.................................... 72

     SECTION 3.22   Projected Financial Information......................... 72

     SECTION 3.23   Real Property........................................... 72

     SECTION 3.24   No Default.............................................. 73

     SECTION 3.25   Labor Matters........................................... 73

     SECTION 3.26   Organizational Documents................................ 73

     SECTION 3.27   Indebtedness............................................ 73

     SECTION 3.28   Bank Accounts........................................... 73

                               TABLE OF CONTENTS
                                  (continued)

                                                                            Page

     SECTION 3.29   Representations and Warranties in the Fundamental
                    Documents............................................... 74

     SECTION 3.30   Dissolvable Entities.................................... 74

4.   CONDITIONS TO THE EFFECTIVENESS OF THIS CREDIT AGREEMENT AND THE
     MAKING OF THE LOANS.................................................... 74

     SECTION 4.1    Conditions Precedent to the Effectiveness of This
                    Credit Agreement and the Making of the Loans............ 74

     SECTION 4.2    Conditions Precedent to Each Loan and Each Letter
                    of Credit............................................... 79

5.   AFFIRMATIVE COVENANTS.................................................. 80

     SECTION 5.1    Financial Statements and Reports........................ 80

     SECTION 5.2    Compliance with Laws.................................... 82

     SECTION 5.3    Maintenance of Properties............................... 83

     SECTION 5.4    Notice of Material Events............................... 83

     SECTION 5.5    Insurance............................................... 84

     SECTION 5.6    Books and Records....................................... 85

     SECTION 5.7    Observance of Material Agreements....................... 85

     SECTION 5.8    Taxes and Charges....................................... 85

     SECTION 5.9    Liens................................................... 86

     SECTION 5.10   Further Assurances; Security Interests.................. 86

     SECTION 5.11   Environmental Laws...................................... 86

     SECTION 5.12   Subsidiary Guarantees and Collateral.................... 87

     SECTION 5.13   Lease Agreements........................................ 88

     SECTION 5.14   After-Acquired Real Property Assets..................... 88

     SECTION 5.15   Lender Meetings......................................... 88

     SECTION 5.16   Cash Management System.................................. 89

     SECTION 5.17   Credit Parties to Hold in Trust......................... 89

     SECTION 5.18   ERISA Plan Compliance and Reports....................... 89

     SECTION 5.19   Disclosure of Transaction............................... 90

     SECTION 5.20   Board of Directors...................................... 90

     SECTION 5.21   Sale Proceeds Collateral Account........................ 91

     SECTION 5.22   Modification of Existing Standby L/C Agreements......... 91

6.   NEGATIVE COVENANTS..................................................... 91

                               TABLE OF CONTENTS
                                  (continued)

                                                                            Page

     SECTION 6.1    Limitations on Indebtedness............................. 91

     SECTION 6.2    Limitations on Liens.................................... 92

     SECTION 6.3    Limitation on Guaranties................................ 94

     SECTION 6.4    Limitations on Investments.............................. 94

     SECTION 6.5    Restricted Payments..................................... 95

     SECTION 6.6    Merger, Sale of Assets, Purchases, etc.................. 95

     SECTION 6.7    Places of Business; Change of Name...................... 96

     SECTION 6.8    Maximum Total Leverage Ratio............................ 96

     SECTION 6.9    Cash Interest Coverage Ratio............................ 96

     SECTION 6.10   Total Interest Coverage Ratio........................... 97

     SECTION 6.11   Consolidated EBITDAR.................................... 97

     SECTION 6.12   Transactions with Affiliates............................ 98

     SECTION 6.13   Limitation on Leases.................................... 98

     SECTION 6.14   Receivables............................................. 98

     SECTION 6.15   Changes to Material Agreements.......................... 98

     SECTION 6.16   ERISA Compliance........................................ 98

     SECTION 6.17   Hazardous Materials..................................... 99

     SECTION 6.18   Use of Proceeds of Loans................................ 99

     SECTION 6.19   Fiscal Year; Fiscal Quarter............................. 99

     SECTION 6.20   Formation of Foreign Subsidiaries....................... 99

     SECTION 6.21   Limitation on Restrictive Agreements.................... 99

     SECTION 6.22   Capital Expenditures.................................... 99

     SECTION 6.23   Dissolvable Entities....................................100

7.   EVENTS OF DEFAULT......................................................100

8.   CASH COLLATERAL........................................................103

     SECTION 8.1    Cash Collateral Account.................................103

     SECTION 8.2    Investment of Funds.....................................104

     SECTION 8.3    Grant of Security Interest..............................104

     SECTION 8.4    Remedies................................................105

9.   THE ADMINISTRATIVE AGENT AND THE ISSUING BANK..........................105

                               TABLE OF CONTENTS
                                  (continued)

                                                                            Page

     SECTION 9.1    Administration by the Administrative Agent..............105

     SECTION 9.2    Advances and Payments...................................105

     SECTION 9.3    Sharing of Setoffs and Cash Collateral Consistent
                    with this Agreement and the Intercreditor Agreement.....106

     SECTION 9.4    Notice to the Lenders...................................106

     SECTION 9.5    Liability of the Agents and the Issuing Bank............107

     SECTION 9.6    Reimbursement and Indemnification.......................108

     SECTION 9.7    Rights of the Agents....................................109

     SECTION 9.8    Independent Investigation by Lenders....................109

     SECTION 9.9    Agreement of the Lenders................................109

     SECTION 9.10   Notice of Transfer......................................109

     SECTION 9.11   Relations Among Lenders.................................109

     SECTION 9.12   Successor Agents........................................110

     SECTION 9.13   Lender Payments.........................................110

10.  MISCELLANEOUS..........................................................110

     SECTION 10.1   Notices.................................................110

     SECTION 10.2   Survival of Agreement, Representations and
                    Warranties, etc.........................................111

     SECTION 10.3   Successors and Assigns; Syndications; Loan Sales;
                    Participations..........................................112

     SECTION 10.4   Expenses; Documentary Taxes.............................115

     SECTION 10.5   Indemnity...............................................116

     SECTION 10.6   CHOICE OF LAW...........................................117

     SECTION 10.7   WAIVER OF JURY TRIAL....................................117

     SECTION 10.8   WAIVER WITH RESPECT TO DAMAGES..........................117

     SECTION 10.9   No Waiver...............................................118

     SECTION 10.10  Extension of Payment Date...............................118

     SECTION 10.11  Amendments, etc.........................................119

     SECTION 10.12  Severability............................................120

     SECTION 10.13  SERVICE OF PROCESS; SUBMISSION TO JURISDICTION..........120

     SECTION 10.14  Headings....................................... ........121

     SECTION 10.15  Execution in Counterparts...............................121

                               TABLE OF CONTENTS
                                  (continued)

                                                                            Page

     SECTION 10.16  Confidentiality.........................................121

     SECTION 10.17  Entire Agreement........................................122

     SECTION 10.18  Enforcement of Rights; No Obligation to
                    Marshall Assets.........................................122

     SECTION 10.19  Reproduction of Documents...............................122

     SECTION 10.20  Right of Set-Off........................................122

     SECTION 10.21  USA PATRIOT Act.........................................123

     SECTION 10.22  Schedules...............................................123

Annex  - Commitment Amounts
-----


Schedules
---------

1.0        Trade Letters of Credit
3.1(a) List of jurisdictions where the Borrower is qualified to do business and in good standing
3.1(b) List of jurisdictions where each Credit Party (other than the Borrower) is qualified to do business and in good standing
3.7(a)     Credit Party and Subsidiary Information
3.7(b)     Capital Stock Owned by each Credit Party
3.8        Proprietary Rights and Related Claims
3.9        Fictitious Names
3.10       Title to Properties
3.11(a)    Litigation
3.15(a)    ERISA Compliance
3.16(b)    Material Agreements
3.19       Environmental Matters
3.23(a)    Owned Real Property Assets
3.23(b)    Leased Real Property Assets
3.23(c)    Flood Plain/Tax Lots
3.25       Labor Matters
3.28       Bank Accounts
4.1(e)     Material Adverse Effect
4.1(bb)    Employee Benefits Agreements
5.2        Compliance with Laws
5.23(a)    Survey of owned Real Property Assets
6.1(b)     Existing Indebtedness
6.2(d)     Existing Liens
6.3        Certain Guaranties by Borrower
6.4        Existing Investments
6.6(iv)    Permitted Asset Sales
6.16       ERISA Compliance

Exhibits
--------
A          Form of Amended and Restated Consolidated Subsidiary Guaranty
           Agreement
B          Form of Amended and Restated Consolidated Subsidiary Subordination
           Agreement
C          Form of Amended and Restated Copyright Security Agreement
D          Form of Amended and Restated Mortgage
E          Form of Amended and Restated Patent Security Agreement
F          Form of Amended and Restated Pledge Security Agreement
G          Form of Amended and Restated Security Agreement
H          Form of Amended and Restated Trademark Security Agreement
I          Form of Assignment and Acceptance
J          Form of Borrowing Certificate
K          Form of Instrument of Assumption and Joinder
L Form of Second Amended and Restated Collateral Agency and Intercreditor Agreement
M          Form of Closing Certificate
N          Form of Schedule to Officer's Certificate: EBITDAR Calculation

            SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 9, 2004 (as this agreement may be further amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement"), among (i) Oneida Ltd., a New York corporation (the "Borrower"); (ii) the Lenders referred to herein;
            (iii) JPMorgan Chase Bank ("JPMorgan Chase"), as Administrative Agent and Collateral Agent; (iv) Bank of America, N.A., as issuer of the Bank of America L/C (as defined below); and (v) HSBC Bank USA, National Association, as issuer of the HSBC China L/C (as defined below).



                             INTRODUCTORY STATEMENT

            All terms not otherwise defined above or in this Introductory Statement are as defined in Article 1 hereof or as defined elsewhere herein.

         A. WHEREAS, the Borrower, the Existing Administrative Agent (as defined below) and the lenders from time to time party thereto (the "Existing Lenders") are parties to that certain Amended and Restated Credit Agreement dated as of April 27, 2001, as amended by an Amendment No. 1 to Amended and Restated Credit Agreement dated as of May 31, 2001, a Waiver and Amendment No. 2 to Amended and Restated Credit Agreement dated as of December 7, 2001, an Amendment No. 3 to Amended and Restated Credit Agreement dated as of April 23, 2002, an Amendment No. 4 to Amended and Restated Credit Agreement dated as of August 24, 2003, a Limited Waiver and Amendment No. 5 to Amended and Restated Credit Agreement dated as of October 31, 2003, a Limited Waiver and Amendment No. 6 to Amended and Restated Credit Agreement dated as of November 21, 2003, a Limited Waiver and Amendment No. 7 to Amended and Restated Credit Agreement dated as of December 12, 2003, a Limited Waiver and Amendment No. 8 to Amended and Restated Credit Agreement dated as of January 30, 2004, a Limited Waiver and Amendment No. 9 to Amended and Restated Credit Agreement dated as of February 27, 2004, a Limited Waiver and Amendment No. 10 to Amended and Restated Credit Agreement dated as of March 15, 2004, a Limited Waiver and Amendment No. 11 to Amended and Restated Credit Agreement dated as of March 31, 2004, a Limited Waiver and Amendment No. 12 to Amended and Restated Credit Agreement dated as of April 14, 2004, a Limited Waiver and Amendment No. 13 to Amended and Restated Credit Agreement dated as of April 30, 2004, an Amendment No. 14 to Amended and Restated Credit Agreement dated as of April 30, 2004, and a Limited Waiver and Amendment No. 15 to Amended and Restated Credit Agreement dated as of June 15, 2004 (as amended or otherwise modified, the "Existing Credit Agreement") pursuant to which the Existing Lenders made revolving loans and a term loan, which are outstanding in the aggregate principal amount of $213,458,794.59 (such loans together, the "Existing Loans"), which Existing Loans are evidenced by promissory notes (together, the "Existing Promissory Notes");

         B. WHEREAS, THC Systems, Inc., a New York corporation ("THC"), a subsidiary of the Borrower, the Borrower and Allstate Insurance Company (together with its permitted assignees, "Allstate"), Allstate Life Insurance Company (together with its permitted assignees,

"Allstate Life") and Pacific Life Insurance Company (together with its permitted assignees, and together with Allstate and Allstate Life, the "Existing Noteholders") are parties to the 2001 Amended and Restated Note Purchase Agreement dated as of May 1, 2001, as amended by a Waiver and Amendment No. 1 to 2001 Amended and Restated Note Agreement dated as of December 7, 2001, an Amendment No. 2 to 2001 Amended and Restated Note Agreement dated as of April 23, 2002, an Amendment No. 3 to 2001 Amended and Restated Note Agreement dated as of April 24, 2003, a Limited Waiver and Amendment No. 4 to 2001 Amended and Restated Note Purchase Agreement dated as of October 31, 2003, a Limited
Waiver and Amendment No. 5 to 2001 Amended and Restated Note Purchase
Agreement dated as of December 12, 2003, a Limited Waiver and Amendment No. 6 to 2001 Amended and Restated Note Purchase Agreement dated as of January 30, 2004, a Limited Waiver and Amendment No. 7 to 2001 Amended and Restated Note Purchase Agreement dated as of March 1, 2004, a Limited Waiver and Amendment
No. 8 to 2001 Amended and Restated Note Purchase Agreement dated as of March 15, 2004, a Limited Waiver and Amendment No. 9 to 2001 Amended and Restated Note Purchase Agreement dated as of March 31, 2004, a Limited Waiver and Amendment No. 10 to 2001 Amended and Restated Note Purchase Agreement dated as of April 14, 2004, a Limited Waiver and Amendment No. 11 to 2001 Amended and Restated Note Purchase Agreement dated as of April 30, 2004, and a Limited Waiver and Amendment No. 12 to 2001 Amended and Restated Note Purchase Agreement dated as of June 15, 2004 (as amended or otherwise modified, the "Existing Note Agreement") pursuant to which the Existing Noteholders purchased certain notes (the "Existing Notes") with a maturity date of May 31, 2005 made by THC and guaranteed by the Borrower, which notes are outstanding in the aggregate principal amount of $17,725,393.44;

         C. WHEREAS, the Borrower issued a promissory note dated September 30, 2003 (the "OSB Note") in the amount of $2,000,000 in favor of Oneida Savings Bank ("OSB"), which note is outstanding in the principal amount of $2,000,000 (such obligations owing to OSB, the "Existing OSB Obligations");

         D. WHEREAS, Bank of America, N.A. ("Bank of America"), as issuer, issued that certain Letter of Credit #37942 dated July 30, 1991 in the stated face amount of $10,950,747 in favor of the Worker's Compensation Board, State of New York, as beneficiary, on behalf of the Borrower, as applicant (the "Bank of America L/C"), which, as of the date hereof, remains undrawn, and the Borrower has agreed to reimburse Bank of America for any draws pursuant to the terms of that certain Application and Agreement for Standby Letter of Credit dated as of May 13, 2002 between the Borrower and Bank of America (as the same may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, the "Bank of America L/C Agreement"; such contingent obligations owing to Bank of America, the "Bank of America L/C Obligations");

         E. WHEREAS, HSBC Bank USA, National Association ("HSBC"), as issuer, issued that certain Letter of Credit #SDCMBF799632 dated June 21, 1999 in the original face amount of $2,090,000.00 (which for the purposes of this Credit Agreement shall be deemed to be in the face amount of $1,500,000 or as such amount may hereinafter be reduced in accordance with the HSBC China L/C Agreement (as defined below)) in favor of The Hong Kong and Shanghai Banking Corporation Ltd. on behalf of the Borrower, as applicant, which currently expires on May 31, 2005 (as such letter of credit has been extended or modified from time to time, the

"HSBC China L/C"), which, as of the date hereof, remains undrawn, and the Borrower has agreed to reimburse HSBC for any draws pursuant thereto (as such agreement to reimburse may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, the "HSBC China L/C Agreement"; such contingent obligations owing to HSBC, the "HSBC China L/C Obligations");

         F. WHEREAS, the Borrower's obligations under the Existing Credit Agreement and the Loan Documents (as defined in the Existing Credit Agreement) (the "Existing Credit Agreement Obligations") are guaranteed by each of the Borrower's direct and indirect domestic subsidiaries (the "Existing Guarantors") pursuant to (i) that certain Amended and Restated Guaranty Agreement dated as of April 27, 2001 made by Buffalo China, Inc., a New York corporation ("Buffalo China"), Encore Promotions, Inc., a New York corporation ("Encore"), THC, Delco International, Ltd., a New York corporation ("Delco") and Sakura, Inc., a New York corporation ("Sakura") for the benefit of the Existing Lenders, JPMorgan Chase, as administrative agent under the Existing Credit Agreement (the "Existing Administrative Agent"), and the Existing Collateral Agent (as defined below), (ii) that certain Subsidiary Guaranty Agreement dated as of April 23, 2002 made by Kenwood Silver Company, Inc., a New York corporation ("Kenwood"), for the benefit of the Existing Lenders, the Existing Administrative Agent and the Existing Collateral Agent, (iii) that certain Subsidiary Guaranty Agreement dated as of July 25, 2003 made by Oneida Silversmiths, Inc., a New York corporation ("Silversmiths") for the benefit of the Existing Lenders, the Existing Administrative Agent and the Existing Collateral Agent and (iv) that certain Subsidiary Guaranty Agreement dated as of July 25, 2003 made by Oneida Food Service, Inc., a New York corporation ("Food Service"), for the benefit of the Existing Lenders, the Existing Administrative Agent and the Existing Collateral Agent (the agreements described in clauses (i) through (iv) above, collectively, the "Existing Loan Guaranty Agreements");

         G. WHEREAS, THC'S obligations under the Existing Note Agreement (the "Existing Note Agreement Obligations") are guaranteed by the Borrower pursuant to the terms of the Existing Note Agreement and by each of the Existing Guarantors pursuant to (i) that certain Amended and Restated Subsidiary Guarantee Agreement dated April 27, 2001 for the benefit of the Existing Noteholders and executed by Buffalo China, (ii) that certain Amended and Restated Subsidiary Guarantee Agreement dated April 27, 2001 for the benefit of the Existing Noteholders and executed by Encore, (iii) that certain Amended and Restated Subsidiary Guarantee Agreement dated April 27, 2001 for the benefit of the Existing Noteholders and executed by Delco, (iv) that certain Amended and Restated Subsidiary Guarantee Agreement dated April 27, 2001 for the benefit of the Existing Noteholders and executed by THC, (v) that certain Amended and Restated Subsidiary Guarantee Agreement dated April 27, 2001 for the benefit of the Existing Noteholders and executed by Sakura, (vi) that certain Subsidiary Guarantee Agreement dated April 23, 2002 for the benefit of the Existing Noteholders and executed by Kenwood, (vii) that certain Subsidiary Guarantee Agreement dated July 25, 2003 for the benefit of the Existing Noteholders and executed by Silversmiths, and (viii) that certain Subsidiary Guarantee Agreement dated July 25, 2003 for the benefit of the Existing Noteholders and executed by Food Service (the agreements described in clauses (i) through (viii) above, collectively, the "Existing Note Guarantee Agreements");

         H. WHEREAS, pursuant to that certain Amended and Restated Collateral Agency and Intercreditor Agreement dated as of April 23, 2002, by and among (i) the Existing Lenders, (ii) the Existing Noteholders, and (iii) JPMorgan Chase, as Existing Administrative Agent, as Existing Collateral Agent and, individually, as a working capital lender, each of the parties thereto, among other things, appointed JPMorgan Chase as collateral agent (the "Existing Collateral Agent") and authorized the Existing Collateral Agent to, among other things, execute, deliver and perform as their collateral agent with respect to the Existing Security Documents (as defined herein) (the "Existing Collateral Agency Agreement");

         I. WHEREAS, the Existing Credit Agreement Obligations, the Existing Note Agreement Obligations, Bank of America L/C Obligations and the HSBC China L/C Obligations (collectively, the "Existing Secured Obligations") are secured by substantially all of the real and personal property of the Borrower and the Existing Guarantors (collectively, the "Existing Collateral") pursuant to the Existing Security Documents (as defined herein);

         J. WHEREAS, the Borrower has requested that the Existing Administrative Agent, the Existing Collateral Agent, the Existing Lenders, the Existing Noteholders, OSB, Bank of America and HSBC agree and the Existing Administrative Agent, the Existing Collateral Agent, the Existing Lenders, the Existing Noteholders, OSB, Bank of America and HSBC so agree, subject to and upon the terms and conditions set forth herein, that the outstanding HSBC China L/C Obligations and the Bank of America L/C Obligations and the outstanding obligations under the Existing Credit Agreement, the Existing Note Agreement and the OSB Note be amended, modified, renewed and replaced pursuant to a restructuring as follows: (i) an aggregate amount of $30,000,000 of the Existing Credit Agreement Obligations and the Existing Note Agreement Obligations to be allocated among Existing Lenders and Existing Noteholders on a pro rata basis shall be converted pursuant to that certain Securities Exchange Agreement among the Borrower, the Existing Administrative Agent, the Existing Lenders and the Existing Noteholders dated as of the date hereof (the "Securities Exchange Agreement") into 29,852,907 shares of common stock of the Borrower, (ii) the remainder of the Existing Credit Agreement Obligations and the Existing Note Agreement Obligations together with the Existing OSB Obligations, the HSBC China L/C Obligations and the Bank of America L/C Obligations be restructured into two tranches of term loans pursuant to the terms set forth herein, (iii) the Existing Lenders make new revolving loans to the Borrower in an aggregate principal amount not to exceed $30,000,000 outstanding at any one time (which amount may include letters of credit having an aggregate stated amount of up to $11,000,000), (iv) the Existing Credit Agreement, the Existing Note Agreement and the OSB Note each be restated, modified, amended, renewed and replaced as more fully set forth herein;

         K. WHEREAS, the HSBC China L/C Agreement and the Bank of America L/C Agreement shall each be modified and amended in accordance with the terms set forth herein;

         L. WHEREAS, subject to the terms and conditions set forth herein, the Administrative Agent is willing to act as administrative agent for the Lenders, the Issuing Bank is willing to issue Letters of Credit as provided herein, and
(i) each Revolving Credit Lender is willing to make Revolving Credit Loans to the Borrower in an amount up to the Revolving Credit Commitment opposite its name on Annex A hereto and to participate in Letters of Credit to be issued to the Borrower, (ii) each Tranche A Lender is willing to make Tranche A Term

Loans and (iii) each Tranche B Lender is willing to make Tranche B Term Loans, as provided herein, in an aggregate principal amount at any one time outstanding not in excess of the Total Credit Commitments hereunder.

         NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the parties hereto hereby agree as follows:

1. DEFINITIONS

         For the purposes hereof unless the context otherwise requires, all references to Sections, Exhibits and Schedules shall be deemed references to Sections of, and Exhibits and Schedules to, this Credit Agreement, the following terms shall have the meanings indicated; all accounting terms not otherwise defined herein shall have the respective meanings accorded to them under GAAP; and all terms defined in the UCC and not otherwise defined herein shall have the respective meanings accorded to them therein. Whenever the context may require, any pronoun shall include the masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". Unless the context otherwise requires, any of the following terms may be used in the singular or the plural, depending on the reference:

         "Adjusted LIBO Rate" shall mean with respect to any Eurodollar Loan for any Interest Period, the rate per annum equal to the quotient (rounded upwards, if necessary, to the next 1/16 of 1%) of (i) the LIBO Rate for such Eurodollar Loan for such Interest Period divided by (ii) one minus the applicable statutory reserve requirements of the Administrative Agent, expressed as a decimal (including, without duplication or limitation, basic, supplemental, marginal and emergency reserves), from time to time in effect under Regulation D or similar regulations of the Board. It is agreed that for purposes of this definition, Eurodollar Loans made hereunder shall be deemed to constitute Eurocurrency Liabilities as defined in Regulation D and to be subject to the reserve requirements of Regulation D (for so long as such requirements are in effect).

         "Administrative Agent" shall mean JPMorgan Chase, in its capacity as administrative agent for the Lenders hereunder, or such successor Administrative Agent as may be appointed pursuant to Section 9.12 hereof.

         "Affiliate" shall mean with respect to any Person (including a Credit Party), any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, a Person shall be deemed to be "controlled by" another Person if such latter Person possesses, directly or indirectly, power either to direct or cause the direction of management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.

         "Affiliated Group" shall mean a group of Persons, each of which is an Affiliate of some other Person in the group.

         "Agents" shall mean collectively, the Administrative Agent and the Collateral Agent.

         "Amended and Restated Consolidated Subsidiary Guarantee Agreement" shall mean that certain Amended and Restated Consolidated Subsidiary Guaranty Agreement dated as of the date hereof by and among Buffalo China, THC, Encore, Delco, Sakura, Kenwood, Silversmiths, Oneida International and Food Service for the benefit of the Lenders, the Administrative Agent and the Collateral Agent (as the same may be further amended, amended and restated, supplemented or otherwise modified, renewed, or replaced from time to time), a copy of which is attached hereto as Exhibit A.

         "Amended and Restated Consolidated Subsidiary Subordination Agreement" shall mean that certain Amended and Restated Consolidated Subsidiary Subordination Agreement dated as of the date hereof by and among the Borrower, Buffalo China, THC, Encore, Delco, Sakura, Kenwood, Silversmiths, Oneida International, Food Service, the Administrative Agent and the Collateral Agent (as the same may be further amended, amended and restated, supplemented or otherwise modified, renewed, or replaced from time to time), a copy of which is attached hereto as Exhibit B.

         "Amended and Restated Copyright Security Agreement" shall mean that certain Amended and Restated Copyright Security Agreement dated as of the date hereof by and among the Borrower, Buffalo China, THC, Encore, Delco, Sakura, Kenwood, Silversmiths, Oneida International and Food Service in favor of the Collateral Agent (as the same may be further amended, amended and restated, supplemented or otherwise modified, renewed, or replaced from time to time), a copy of which is attached hereto as Exhibit C.

         "Amended and Restated Mortgage" shall mean, collectively, (i) that certain Amended and Restated Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of the date hereof, executed and delivered by Food Service, the Erie County Industrial Development Agency and JPMorgan Chase, as the Collateral Agent, (ii) that certain Amended and Restated Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of the date hereof, executed and delivered by Food Service, the Erie County Industrial Development Agency and JPMorgan Chase, as the Collateral Agent, (iii) that certain Amended and Restated Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of the date hereof, executed and delivered by Silversmiths, the Oneida County Industrial Development Agency and JPMorgan Chase, as the Collateral Agent, (iv) that certain Amended and Restated Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of the date hereof, executed and delivered by Silversmiths, the Oneida County Industrial Development Agency and JPMorgan Chase, as the Collateral Agent and (v) that certain Amended and Restated Mortgage, Assignment of Lease and Rents, Security Agreement and Fixture Filing, dated as of the date hereof, executed and delivered by the Borrower and JPMorgan Chase, as the Collateral Agent, each substantially in the form attached as Exhibit D hereto, and in each case, as such document may be amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time.

         "Amended and Restated Patent Security Agreement" shall mean that certain Amended and Restated Patent Security Agreement dated as of the date hereof by and among the Borrower, Buffalo China, THC, Encore, Delco, Sakura, Kenwood, Silversmiths, Oneida International and Food Service in favor of the Collateral Agent (as the same may be further amended, amended and restated, supplemented or otherwise modified, renewed, or replaced from time to time), a copy of which is attached hereto as Exhibit E.

         "Amended and Restated Pledge Security Agreement" shall mean that certain Amended and Restated Pledge Security Agreement dated as of the date hereof by and among the Borrower, Buffalo China, THC, Encore, Delco, Sakura, Kenwood, Silversmiths, Oneida International, Food Service and the Collateral Agent (as the same may be further amended, amended and restated, supplemented or otherwise modified, renewed, or replaced from time to time), a copy of which is attached hereto as Exhibit F.

         "Amended and Restated Security Agreement" shall mean that certain Amended and Restated Security Agreement dated as of the date hereof by and among the Borrower, Buffalo China, THC, Encore, Delco, Sakura, Kenwood, Silversmiths, Oneida International, Food Service and the Collateral Agent (as the same may be further amended, amended and restated, supplemented or otherwise modified, renewed, or replaced from time to time), a copy of which is attached hereto as Exhibit G.

         "Amended and Restated Trademark Security Agreement" shall mean that certain Amended and Restated Trademark Security Agreement dated as of the date hereof by and among by and among the Borrower, Buffalo China, THC, Encore, Delco, Sakura, Kenwood, Silversmiths, Oneida International and Food Service in favor of the Collateral Agent (as the same may be further amended, amended and restated, supplemented or otherwise modified, renewed, or replaced from time to time), a copy of which is attached hereto as Exhibit H.

         "Applicable Interest Margin" shall mean:

         (i) (A) in the case of Base Rate Loans that are Revolving Credit Loans and Swingline Loans 2.00% per annum and (B) in the case of Eurodollar Loans that are Revolving Credit Loans, 4.00% per annum.

         (ii) in the case of Tranche A Term Loans, either the "Base Rate Loan Applicable Interest Margin" or the "Eurodollar Loan Applicable Interest Margin", as applicable, shall be determined in accordance with the following grid:

                                                          Base Rate                    Eurodollar Loan
                                                       Loan Applicable               Applicable Interest
            Total Leverage Ratio                       Interest Margin                    Margin
            --------------------                       ---------------               -------------------
Greater than 8.0:1                                          6.25%                            8.25%

Less than or equal to 8.0:1, but Greater                    6.00%                            8.00%
than 7.0:1

Less than or equal to 7.0:1, but Greater                    5.75%                            7.75%
than 6.0:1

Less than or equal to 6.0:1, but Greater                    5.50%                            7.50%
than 5.0:1

Less than or equal to 5.0:1, but Greater                    5.00%                            7.00%
than 4.0:1

Less than or equal to 4.0:1, but Greater                    4.25%                            6.25%
than or equal to 3.0:1

Less than 3.0:1                                             4.00%                          6.00%; and

         (iii) (A) in the case of Base Rate Loans that are Tranche B Term Loans, 11.00% per annum, and (B) in the case of Eurodollar Loans that are Tranche B Term Loans, 13.00% per annum.

         "Applicable Law" shall mean all applicable provisions of statutes, rules, regulations and orders of the United States, any state thereof or municipality therein or of any foreign governmental body or of any regulatory agency applicable to the Person in question, and all orders and decrees of all courts and arbitrators in proceedings or actions in which the Person in question is a party.

         "Assignment and Acceptance" shall mean an agreement substantially in the form of Exhibit I hereto, executed by the assignor, the assignee and the other parties as contemplated hereby or thereby or any such other form approved by the Administrative Agent.

         "Authorized Officer" shall mean, with respect to the Borrower or any other Credit Party, the president, vice president, chief financial officer, chief accounting officer, secretary, treasurer or, with respect to environmental matters, the manager of health and safety of such entity (or of the general partner, manager or member of such entity, if not a natural person), as the case may be.

         "Bank of America" shall have the meaning given to such term in paragraph D of the Introductory Statement of this Credit Agreement.

         "Bank of America L/C" shall have the meaning given to such term in paragraph D of the Introductory Statement of this Credit Agreement.

         "Bank of America L/C Agreement" shall have the meaning given to such term in paragraph D of the Introductory Statement of this Credit Agreement.

         "Bank of America L/C Obligations" shall have the meaning given to such term in paragraph D of the Introductory Statement of this Credit Agreement.

         "Bank of America Lock Box Account" shall mean that certain lock box account established by the Borrower and maintained by Bank of America, and currently designated as the "Oneida Lock Box", P.O. Box 651332, Charlotte, NC 28265, account no. 3750370692.

         "Bankruptcy Code" shall mean the Bankruptcy Reform Act of 1978, as heretofore and hereafter amended, as codified at 11 U.S.C. 'SS'101 et seq.

         "Base Rate" shall mean, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Rate in effect for such day plus 1/2 of 1%. For purposes hereof, "Prime Rate" shall mean the rate of interest per annum established from time to time by the Administrative Agent as its prime rate, which rate may not be the lowest rate of interest charged by the Administrative Agent to its customers. "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the next 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, on such day, as published on the next succeeding Business Day by the Federal Reserve Bank of New York; provided, that
(i) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Administrative Agent on such day on such transactions as determined by the Administrative Agent. If the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Rate for any reason, including (without limitation) the inability or failure of the Administrative Agent to obtain quotations in accordance with the terms hereof, the Base Rate shall be determined without regard to clause (b) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Rate, respectively.

         "Base Rate Loan" shall mean a Loan based on the Base Rate in accordance with the provisions of Article 2 hereof.

         "Board" shall mean the Board of Governors of the Federal Reserve System of the United States of America.

         "Borrower" shall have the meaning given to such term in the initial paragraph of this Credit Agreement.

         "Borrowing" shall mean (i) a Loan or group of Loans of the same Tranche and Interest Rate Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect or (ii) a Swingline Loan.

         "Borrowing Certificate" shall mean a borrowing certificate, substantially in the form of Exhibit J hereto, to be delivered by the Borrower to the Administrative Agent in connection with each Borrowing.

         "Buffalo China" shall have the meaning given to such term in paragraph F of the Introductory Statement of this Credit Agreement.

         "Business Day" shall mean any day other than a Saturday, Sunday or other day on which banks are required or permitted to close in the State of New York; provided, however, that when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in Dollar deposits on the London Interbank Market.

         "Capital Expenditures" shall mean, with respect to any Person for any period, the aggregate of all expenditures (whether paid in cash or accrued as a liability) by such Person during that period which, in accordance with GAAP, are or should be included in "additions to property, plant or equipment" or similar items reflected in the statement of cash flows of such Person.

         "Capital Lease", as applied to any Person, shall mean any lease of any property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

         "Capital Stock" shall mean (i) with respect to corporate stock, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) corporate stock, including without limitation, any preferred stock or (ii) with respect to any other evidence of beneficial ownership of any entity which is not a corporation, any and all partnership interests or any other equity interests or evidences of beneficial ownership, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) a partnership interest or other equity interest or evidence of beneficial ownership.

         "Cash Collateral Account" shall have the meaning given to such term in
Section 8.1 hereof.

         "Cash Equivalents" shall mean any of the following: (i) full faith and credit obligations of the United States of America, or obligations that are fully guaranteed as to interest and principal by the full faith and credit of the United States of America, maturing in not more than one year from the date such investment is made; (ii) time deposits and certificates of deposit having a final maturity of not more than one year after the date of issuance thereof of any commercial bank or depository institution incorporated under the laws of the United States of America or any state thereof or the District of Columbia, which
(i) in the case of a bank, is a member of the Federal Reserve System and (ii) in the case of either a bank or a depository institution, has a combined capital and surplus of not less than $1,000,000,000.00 and with a senior unsecured debt credit rating of at least "A" by Moody's or "A" by S&P; (iii) commercial paper of companies, banks, trust companies or national banking associations incorporated or doing business under the laws of the United States of America or one of the States thereof, in each case having a remaining term until maturity of not more than one hundred eighty (180) days from the date such investment is made and rated at least P-1 by Moody's or at least A-1 by S&P; (iv) repurchase agreements with any financial institution having combined capital and surplus of not less than $1,000,000,000.00 with a term of not more than seven (7) days for underlying securities of the type referred to in clauses (i) and (ii) above; and
(v) money market funds which invest primarily in the Cash Equivalents set forth in the preceding clauses (i) - (iv).

         "Change in Control" shall mean (i) any Person, Affiliated Group or group (such term being used as defined in the Exchange Act), acquiring ownership or control of in excess of 35% of equity securities having voting power to vote in the election of the Board of Directors of the Borrower either on a fully diluted basis or based solely on the voting stock then outstanding, provided, that if all of such equity securities are acquired in a transaction or series of related transactions from a Lender or group of Lenders then such transaction or transactions shall not result in a Change of Control, (ii) if at any time, individuals who immediately following the election of directors contemplated by this Credit Agreement constituted the Board of Directors of the Borrower (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Borrower, as the case may be, was approved by a vote of the majority of the directors then still in office who were either directors at the date hereof or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Borrower then in office, (iii) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Borrower to any Person or (iv) the adoption of a plan relating to the liquidation or dissolution of the Borrower.

         "Chief Restructuring Officer" shall mean Marc Pfefferle of Carl Marks Consulting Group LLC in his capacity as Chief Restructuring Officer.

         "Closing Date" shall mean the date on which the conditions precedent set forth in Section 4.1 hereof have been satisfied or waived.

         "Code" shall mean the Internal Revenue Code of 1986, as heretofore and hereafter amended, as codified at 26 U.S.C. 'SS'1 et seq., and the applicable regulations promulgated thereunder, or any successor provision thereto.

         "Collateral" shall mean the assets, properties and rights of the Borrower and each other Credit Party, whether now owned or hereafter acquired, upon which a Lien is purported to be created or granted by any Security Document.

         "Collateral Agent" shall mean JPMorgan Chase Bank, in its capacity as collateral agent for the Lenders appointed by the Lenders pursuant to the Intercreditor Agreement, or such successor Collateral Agent as may be appointed thereunder.

         "Commitment Fee" shall have the meaning given to such term in Section
2.8 of this Credit Agreement.

         "Commitments" shall mean the Tranche A Term Loan Commitments, the Tranche B Term Loan Commitments or the Revolving Credit Commitments.

         "Community Associated Clubs" shall mean Community Associated Clubs, Inc., a New York corporation and a wholly owned subsidiary of the Borrower.

         "Concentration Account" shall mean the account established by the Borrower under the sole and exclusive control of the Administrative Agent maintained at the offices of the Administrative Agent at 270 Park Avenue, New York, NY designated as the "Oneida Concentration Account", account no. 0102042942.

         "Consolidated Cash Interest Coverage Ratio" shall mean, at any date for which such ratio is to determined, the ratio of (a) Consolidated EBITDAR for the most recent Rolling Twelve Month period to (b) Consolidated Cash Interest Expense for the most recent Rolling Twelve Month period.

         "Consolidated Cash Interest Expense" shall mean, for any period, the interest expense paid in cash by the Borrower and its Consolidated Subsidiaries on a consolidated basis for such period, including, without limitation or duplication, (i) cash interest expense in respect of the Loans and all other outstanding Indebtedness, (ii) amortization of the discount or issuance cost of any Indebtedness (including, without limitation, any original issue discount attributable to any issuance of debt securities), (iii) commissions, discounts and other fees and charges payable in connection with letters of credit and (iv) net payments payable in connection with all Interest Rate Protection Agreements (including amortization of any discount).

         "Consolidated EBITDAR" shall mean, for any period, all as determined in accordance with GAAP, the Consolidated Net Income (or net loss) of the Borrower and its Consolidated Subsidiaries for such period, plus (a) the sum for such period for the Borrower and its Consolidated Subsidiaries determined on a consolidated basis of (i) depreciation expense, (ii) amortization expense, (iii) other non-cash expenses, (iv) provision for LIFO and deferred variance adjustments for inventory valuation, (v) net total Federal, state and local income tax expenses, (vi) Consolidated Total Interest Expense, (vii) extraordinary losses, (viii) any non-recurring charge or restructuring charge (to include but not be limited to: professional fees, severance costs and writedowns to goodwill, barter credits and inventory) and (ix) foreign currency translation adjustments recorded in the income statement (with respect to clauses (vii), (viii) and (ix) above, such amounts shall be as set forth in the certificate required pursuant to Section 5.1(a)(iv)) less (b) extraordinary gains for such period for Borrower and its Consolidated Subsidiaries determined on a consolidated basis to the extent included in the determination of Consolidated Net Income.

         "Consolidated Net Income" shall mean, for any period for which such amount is being determined, the net income or loss of the Borrower and its Consolidated Subsidiaries during such period determined on a consolidated basis for such period taken as a single accounting period in accordance with GAAP; provided, that (i) there shall be excluded (x) the income (or loss) of any Person (other than a Consolidated Subsidiary) in which the Borrower or any of its Consolidated Subsidiaries has an equity investment or comparable interest, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or any of its Consolidated Subsidiaries by such Person during such period and (y) the income of any Consolidated Subsidiary to the extent that the declaration or payment of dividends or similar distributions by that Consolidated Subsidiary of its income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Consolidated Subsidiary; and (ii) there shall be included or excluded (as applicable) on a Pro Forma Basis the income (or loss) of any Person which becomes a Consolidated Subsidiary of the Borrower, is merged into or consolidated with the Borrower or any of its Consolidated Subsidiaries or whose assets are acquired or sold or otherwise disposed of by the Borrower or any of its Consolidated Subsidiaries during such period. The definition of Consolidated Net Income shall exclude the impact of the cumulative effect of any change in accounting principles.

         "Consolidated Subsidiaries" shall mean all Subsidiaries of a Person which are required or permitted to be consolidated with such Person for financial reporting purposes in accordance with GAAP.

         "Consolidated Total Interest Coverage Ratio" shall mean, at any date for which such ratio is to be determined, the ratio of (a) Consolidated EBITDAR for the most recent Rolling Twelve Month period to (b) Consolidated Total Interest Expense for the most recent Rolling Twelve Month period.

         "Consolidated Total Interest Expense" shall mean, for any period, the gross interest expense, whether paid or accrued (including PIK Interest) and expensed in accordance with GAAP (including the interest component of Capital Lease obligations), of the Borrower and its Consolidated Subsidiaries on a consolidated basis for such period, including, without limitation or duplication, (i) interest expense in respect of the Loans and all other outstanding Indebtedness, (ii) amortization of the discount or issuance cost of any Indebtedness (including, without limitation, any original issue discount attributable to any issuance of debt securities), (iii) commissions, discounts and other fees and charges payable in connection with letters of credit, (iv) net payments payable in connection with all Interest Rate Protection Agreements (including amortization of any discount), and (v) any interest which is capitalized, all as determined in accordance with GAAP.

         "Credit Agreement" shall have the meaning given to such term in the initial paragraph of this agreement.

         "Credit Exposure" shall mean, without duplication, with respect to any Lender, an amount equal to (i) the aggregate principal amount of outstanding Loans owed to such Lender hereunder, plus (ii) such Lender's pro rata share of any L/C Exposure (if applicable), plus (iii) the unused amount of the Revolving Credit Commitment of such Lender then in effect.

         "Credit Party" shall mean the Borrower and each of the Guarantors.

         "Debtor Relief Laws" shall mean the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States of America or other applicable jurisdictions from time to time in effect affecting the rights of creditors generally.

         "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

         "Defaulting Lender" shall mean, at any time, any Lender which shall not have theretofore made available to the Administrative Agent, the Swingline Lender or the Issuing Bank, as applicable, any amounts required to be made available by such Lender hereunder or otherwise failed to pay any obligation owing by such Lender pursuant to this Credit Agreement.

         "Delco" shall have the meaning given to such term in paragraph F of the Introductory Statement of this Credit Agreement.

         "Dissolvable Entity" shall mean each of Community Associated Clubs, Heirloom, Oneida Community, Rego or Rogers until such time as each such entity shall have (i) dissolved pursuant to Section 6.6(ix) hereof or (ii) executed an Instrument of Assumption and Joinder pursuant to Section 5.12 hereof.

         "Dollars" and "$" shall mean lawful money of the United States of America.

         "Eligible Assignee" shall mean (i) any Lender, any Affiliate of any Lender (which, for purposes of this definition, shall include any investment or similar fund that is owned, managed or controlled by such Lender) and any Related Fund (any two or more Related Funds being treated as a single Eligible Assignee for all purposes hereof), and (ii) any commercial bank, insurance company, investment or mutual fund or other entity that is an "accredited investor" (as defined in Regulation D under the Securities Act) and which extends credit, buys loans and is in the business of lending as one of its businesses; provided, that no Affiliate of the Borrower shall be an Eligible Assignee.

         "Encore" shall have the meaning given to such term in paragraph F of the Introductory Statement of this Credit Agreement.

         "Environment" shall mean any surface or subsurface water, groundwater, water vapor, surface or subsurface land, air, fish, wildlife, microorganisms and all other natural resources.

         "Environmental Claim" shall mean any and all administrative or judicial actions, suits, orders, claims, liens, notices, notices of violations, investigations, complaints, requests for information, proceedings, or other written communication, whether criminal or civil, pursuant to or relating to any applicable Environmental Law by any Person (including, but not limited to, any Governmental Authority, private person and citizens' group) based upon, alleging, asserting, or claiming any actual or potential (i) violation of or liability under any Environmental Law, (ii) violation of any Environmental Permit, or (iii) liability for investigatory costs, cleanup costs, removal costs, remedial costs, response costs, natural resource damages, damage, property damage, personal injury, fines, or penalties arising out of, based on, resulting from, or related to the presence, Release, or threatened Release into the Environment, of any Hazardous Materials at any location, including, but not limited to, any Premises or any location other than any Premises to which Hazardous Materials or materials containing Hazardous Materials were sent for handling, storage, treatment, or disposal.

         "Environmental Clean-up Site" shall mean any location which is listed or proposed for listing on the National Priorities List, the Comprehensive Environmental Response, Compensation and Liability Information System, or on any similar state list of sites requiring investigation or cleanup, or which is the subject of any pending action, suit, proceeding, or investigation related to or arising from any alleged violation of any Environmental Law, or any Release, or any threatened or suspected Release, of a Hazardous Material.

         "Environmental Laws" shall mean any and all applicable federal, state, local or municipal or foreign laws, rules, orders, regulations, statutes, ordinances, codes, common law doctrines, decrees or requirements of any Governmental Authority regulating, relating to, or imposing liability or standards of conduct concerning, any Hazardous Material or environmental protection or worker health and safety, as now or at any time hereafter in effect, including without limitation, the Clean Water Act also known as the Federal Water Pollution Control Act, 33 U.S.C.'SS'1251 et seq., the Clean Air Act, 42 U.S.C.'SS' 'SS'7401 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C.'SS' 'SS' 136 et seq., the Surface Mining Control and Reclamation Act, 30 U.S.C. 'SS' 'SS'1201 et seq., the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.'SS'9601 et seq., the Superfund Amendment and Reauthorization Act of 1986, Public Law 99-499, 100 Stat. 1613, the Emergency Planning and Community Right to Know Act, 42 U.S.C.'SS'11001 et seq., the Resource Conservation and Recovery Act, 42 U.S.C.'SS'6901 et seq., the Occupational Safety and Health Act, 29 U.S.C.'SS'655 and'SS'657, together, in each case, with any amendment thereto, and the regulations promulgated thereunder.

         "Environmental Permit" shall mean any federal, state, local, provincial, or foreign permits, licenses, approvals, consents or authorizations required by any Governmental Authority under or in connection with any Environmental Law and includes any and all orders, consent orders or binding agreements issued or entered into by a Governmental Authority under any applicable Environmental Law.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as heretofore and hereafter amended, as codified at 29 U.S.C. 'SS' 1001 et seq., and applicable regulations promulgated thereunder, or any successor provision thereto.

         "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which is treated as a single employer with any Credit Party under Section 414(b), (c), (m) or (o) of the Code.

         "Eurodollar Loan" shall mean a Loan based on the LIBO Rate in accordance with the provisions of Article 2 hereof.

         "Event of Default" shall have the meaning given to such term in Article 7 hereof.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as heretofore and hereafter amended, including the rules and regulations promulgated thereunder.

         "Excluded Taxes" means, with respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Lender is located and (c) in the case of a Foreign Lender, any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.18(e), except to the extent that such Foreign Lender was entitled, at the time of designation of a new lending office (or the assignor, in the case of an assignment, was entitled to receive at the time of such assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to
Section 2.18(a).

         "Existing Administrative Agent" shall have the meaning given to such term in paragraph F the Introductory Statement of this Credit Agreement.

         "Existing Collateral" shall have the meaning given to such term in paragraph I of the Introductory Statement to this Credit Agreement.

         "Existing Collateral Agency Agreement" shall have the meaning given to such term in paragraph H of the Introductory Statement of this Credit Agreement.

         "Existing Collateral Agent" shall have the meaning given to such term in paragraph H of the Introductory Statement of this Credit Agreement.

         "Existing Copyright Security Agreements" shall mean, collectively, (i) that certain Copyright Security Agreement dated as of April 27, 2001 made by the Borrower, Buffalo China, THC, Encore, Delco and Sakura in favor of the Existing Collateral Agent, (ii) that certain Copyright Security Agreement dated as of April 23, 2002 made by the Borrower in favor of the Existing Collateral Agent,
(iii) that certain Copyright Security Agreement dated as of January 19, 2004 made by Sakura in favor of the Existing Collateral Agent and (iv) that certain Copyright Security Agreement dated as of January 19, 2004 made by THC in favor of the Existing Collateral Agent.

         "Existing Credit Agreement" shall have the meaning given to such term in paragraph A of the Introductory Statement of this Credit Agreement.

         "Existing Credit Agreement Obligations" shall have the meaning given to such term in paragraph F of the Introductory Statement of this Credit Agreement.

         "Existing Fundamental Documents" shall mean, collectively, the Existing Credit Agreement, the Existing Promissory Notes, the Existing Note Agreement, the Existing Notes, the OSB Note, each Existing Standby L/C Agreement, each Existing Standby L/C, the Existing Guarantee Agreements, and the Existing Security Documents.

         "Existing Guarantee Agreements" shall mean, collectively, the Existing Loan Guarantee Agreements and the Existing Note Guarantee Agreements.

         "Existing Guarantors" shall have the meaning given to such term in paragraph F of the Introductory Statement of this Credit Agreement.

         "Existing Lenders" shall have the meaning given to such term in paragraph A of the Introductory Statement of this Credit Agreement.

         "Existing Loan Guarantee Agreements" shall have the meaning given to such term in paragraph F of the Introductory Statement of this Credit Agreement.

         "Existing Loans" shall have the meaning given to such term in paragraph A of the Introductory Statement of this Credit Agreement.

         "Existing Mortgage Documents" shall mean, collectively, (i) that certain Mortgage, Assignment of Leases and Rents and Security Agreement, dated as of April 23, 2002, executed and delivered by Buffalo China and the Erie County Industrial Development Agency to JPMorgan Chase, as the Existing Collateral Agent, and recorded with the Clerk of Erie County, New York on April 25, 2002 in Liber 12990 of Deeds at page 6554, (ii) that certain Mortgage Spreader Agreement, dated as of April 23, 2002, by and between Buffalo China, the Erie County Industrial Development Agency and JPMorgan Chase, as the Existing Collateral Agent, and recorded with the Clerk of Erie County, New York on April 25, 2002 in Liber 11005 of Deeds at page 1060, (iii) that certain Mortgage, Assignment of Leases and Rents and Security Agreement, dated as of April 23, 2002, executed and delivered by Buffalo China and the Erie County Industrial Development Agency to JPMorgan Chase, as the Existing Collateral Agent, and recorded with the Clerk of Erie County, New York on April 25, 2002 in Liber 12990 of Deeds at page 6594, (iv) that certain Mortgage Spreader Agreement, dated as of April 23, 2002, by and between Buffalo China, the Erie County Industrial Development Agency and JPMorgan Chase, as the Existing Collateral Agent, and recorded with the Clerk of Erie County, New York on April 25, 2002 in Liber 11005 of Deeds at page 1072, (v) that certain Mortgage, Assignment of Leases and Rents and Security Agreement, dated as of April 23, 2002, executed and delivered by the Borrower and the Oneida County Industrial Development Agency to JPMorgan Chase, as the Existing Collateral Agent, and recorded with the Clerk of Oneida County, New York on April 24, 2002 as 2002-010129, (vi) that certain Mortgage Spreader Agreement, dated as of April 23, 2002, by and between the Borrower, the Oneida County Industrial Development Agency and JPMorgan Chase, as the Existing Collateral Agent, and recorded with
(A) the Clerk of Oneida County, New York on April 24, 2002 as 2002-010130, and
(B) the Clerk of Madison County, New York on April 25, 2002 in Liber 492 of A&S at page 001, (vii) that certain Mortgage, Assignment of Leases and Rents and Security Agreement, dated as of April 23, 2002, executed and delivered by the Borrower and the Oneida County Industrial Development Agency to JPMorgan Chase, as the Existing Collateral Agent, and recorded with the Clerk of Oneida County, New York on April 24, 2002 as 2002-010127, (viii) that certain Mortgage Spreader Agreement, dated as of April 23, 2002, by and between the Borrower, the Oneida County Industrial Development Agency and JPMorgan Chase, as the Existing Collateral Agent, and recorded with (A) the Clerk of Oneida County, New York on April 24, 2002 as 2002-010128, and (B) with the Clerk of Madison County, New York on April 25, 2002 in Liber 491 of A&S at page 281, and (ix) that certain Mortgage, Assignment of Leases and Rents and Security Agreement, dated as of April 18, 2003 executed and delivered by the Borrower to JPMorgan Chase, as the Existing Collateral Agent, and recorded with (A) the Clerk of Oneida County on April 21, 2003 as 2003-009098 and (B) with the Clerk of Madison County, New York on April 25, 2003 in Liber 1734 of Mortgages at page 150.

         "Existing Note Agreement" shall have the meaning given to such term in paragraph B of the Introductory Statement of this Credit Agreement.

         "Existing Note Agreement Obligations" shall have the meaning given to such term in paragraph H of the Introductory Statement of this Credit Agreement.

         "Existing Note Guarantee Agreements" shall have the meaning given to such term in paragraph G of the Introductory Statement of this Credit Agreement.

         "Existing Noteholders" shall have the meaning given to such term in paragraph B of the Introductory Statement of this Credit Agreement.

         "Existing Notes" shall have the meaning given to such term in paragraph B of the Introductory Statement of this Credit Agreement.

         "Existing Obligations" shall mean the Existing Credit Agreement Obligations, the Existing Noteholder Obligations, the Existing OSB Obligations, the HSBC China L/C Obligations and the Bank of America L/C Obligations.

         "Existing OSB Obligations" shall have the meaning given to such term in paragraph C of the Introductory Statement of this Credit Agreement.

         "Existing Patent Security Agreements" shall mean, collectively, (i) that certain Patent Security Agreement dated as of April 27, 2001 made by the Borrower, Buffalo China, THC, Encore, Delco and Sakura in favor of the Existing Collateral Agent, (ii) that certain Patent Security Agreement dated as of August 13, 2001 made by the Borrower in favor of the Existing Collateral Agent, (iii) that certain Patent Security Agreement dated as of April 23, 2002 made by the Borrower in favor of the Existing Collateral Agent, (iv) that certain Patent Security Agreement dated as of August 29, 2003 made by the Borrower in favor of the Existing Collateral Agent and (v) that certain Patent Security Agreement dated as of January 19, 2004 made by the Borrower in favor of the Existing Collateral Agent.

         "Existing Pledge Agreements" shall mean, collectively, (i) that certain Pledge Agreement dated as of April 27, 2001 by and among the Borrower, Buffalo China, THC, Encore, Delco and Sakura as pledgors and the Existing Collateral Agent, (ii) that certain Amendment No. 1 to Pledge Agreement dated as of April 23, 2002 by and among the Borrower, Buffalo China, THC, Encore, Delco and Sakura as pledgors and the Existing Collateral Agent, (iii) that certain Amendment No. 2 to Pledge Agreement dated as of November 20, 2003 by and among the Borrower, Buffalo China, THC, Encore, Delco and Sakura as pledgors and the Existing Collateral Agent, (iv) that certain Pledge Agreement dated as of April 23, 2002 by and among Kenwood as pledgor and the Existing Collateral Agent, (v) that certain Pledge Agreement dated July 25, 2003 by and among Silversmiths as pledgor and the Existing Collateral Agent, (vi) that certain Pledge Agreement dated as of July 25, 2003 by and among Food Service as pledgor and the Existing Collateral Agent and (vii) that certain Amendment No. 3 to the Pledge Agreement dated as of June 17, 2004 by and among the Borrower, Buffalo China, THC, Encore, Delco and Sakura as pledgors and the Existing Collateral Agent.

         "Existing Promissory Notes" shall have the meaning given to such term in paragraph A of the Introductory Statement of this Credit Agreement.

         "Existing Secured Obligations" shall have the meaning given to such term in paragraph I of the Introductory Statement of this Credit Agreement.

         "Existing Security Agreements" shall mean, collectively, (i) that certain Security Agreement dated as of April 27, 2001 by and among the Borrower, THC, Buffalo China, Encore, Delco and Sakura and the Existing Collateral Agent,
(ii) that certain Amendment No. 1 to Security Agreement dated as of April 27, 2001 by and among the Borrower, THC, Buffalo China, Encore, Delco and Sakura and the Existing Collateral Agent, (iii) that certain Security Agreement dated as of April 23, 2002 by and among Kenwood and the Existing Collateral Agent, (iv) that certain Security Agreement dated as of July 25, 2003 by and among Silversmiths and the Existing Collateral Agent and (v) that certain Security Agreement dated as of July 25, 2003 by and among Food Service and the Existing Collateral Agent.

         "Existing Security Documents" shall mean, collectively, the Existing Security Agreements, the Existing Pledge Agreements, the Existing Copyright Security Agreements, the Existing Patent Security Agreements, the Existing Trademark Security Agreements, and the Existing Mortgage Documents, together with any and all financing statements, collateral assignments and other security documents delivered to the Existing Collateral Agent granting or purporting to grant a Lien on any assets to secure the obligations of the Borrower or any Credit Party under the Existing Credit Agreement or any of the Transaction Documents (as defined in the Existing Credit Agreement).

         "Existing Standby L/C Agreements" shall mean, collectively, the Bank of America L/C Agreement and the HSBC China L/C Agreement.

         "Existing Standby L/C Issuers" shall mean, collectively, Bank of America, as issuer of the Bank of America L/C and HSBC, as issuer of the HSBC China L/C.

         "Existing Standby L/Cs" shall mean, collectively, the Bank of America L/C and the HSBC China L/C.

         "Existing Trademark Security Agreements" shall mean, collectively, (i) that certain Trademark Security Agreement dated as of April 27, 2001 made by the Borrower, Buffalo China, THC, Encore, Delco and Sakura in favor of the Existing Collateral Agent, (ii) that certain Trademark Security Agreement dated as of April 23, 2002 made by the Borrower in favor of the Existing Collateral Agent,
(iii) that certain Trademark Security Agreement dated as of August 29, 2003 made by the Borrower in favor of the Existing Collateral Agent, (iv) that certain Trademark Security Agreement dated as of January 19, 2004 made by the Borrower in favor of the Existing Collateral Agent and (v) that certain Trademark Security Agreement dated as of June 18, 2004 made by the Borrower, Buffalo China, THC, Encore, Delco and Sakura in favor of the Existing Collateral Agent.

         "Facility Termination Date" shall mean the date on which all of the Obligations have been indefeasibly paid in full in cash, the Total Revolving Credit Commitment, the Total Tranche A Term Loan Commitment and the Total Tranche B Term Loan Commitment have been permanently terminated in their entirety and all Letters of Credit shall have expired or been terminated, canceled or cash collateralized in an amount equal to 105% of the then current L/C Exposure.

         "FASB" shall mean the Financial Accounting Standards Board.

         "Federal Funds Rate" shall have the meaning given to such term in the definition of "Base Rate" set forth in this Article 1.

         "Fee Letter" shall mean that certain letter agreement, dated as of June 21, 2004, between the Borrower and the Administrative Agent, relating to the payment of certain fees, as the same may be amended, modified or supplemented from time to time by a written instrument executed by the parties thereto.

         "Fees" shall mean all fees payable pursuant to the Fee Letter and pursuant to the terms of this Credit Agreement, including but not limited to the Commitment Fee, the Letter of Credit Fees, the Restructuring Fee and the Underwriting Fee.

         "Food Service" shall have the meaning given to such term in paragraph F of the Introductory Statement of this Credit Agreement.

         "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

         "Foreign Pension Plan" shall mean any plan, fund (including, without limitation, any superannuation fund) or other similar program, other than social security or social insurance, or otherwise required by Applicable Law, established or maintained outside the United States of America by any Credit Party or any one or more of its Subsidiaries primarily for the benefit of employees of the Credit Party or such Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

         "Fundamental Documents" shall mean, collectively, this Credit Agreement, any note issued to evidence any Loan hereunder, any Letter of Credit, any Amended and Restated Mortgage, the Amended and Restated Consolidated Subsidiary Guarantee Agreement, the Amended and Restated Consolidated Subsidiary Subordination Agreement, the Amended and Restated Security Agreement, the Amended and Restated Pledge Security Agreement, the Amended and Restated Copyright Security Agreement, the Amended and Restated Patent Security Agreement, the Amended and Restated Trademark Security Agreement, UCC financing statements, the Fee Letter (or any other written and duly executed agreement between the Borrower and the Collateral Agent or the Administrative Agent with respect to the payment of fees), the Bank of America L/C Agreement and the HSBC China L/C Agreement and any other documentation which is required to be or is otherwise executed by any Credit Party and delivered in connection with this Credit Agreement or any of the documents listed above, as any of the above may be amended, amended and restated, supplemented or otherwise modified, renewed, or replaced from time to time.

         "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time, consistently applied (except for accounting changes in response to FASB releases, or other authoritative pronouncements); provided, however, that for purposes of determining compliance with any covenant set forth in Article 6 hereof, GAAP shall mean generally accepted accounting principles in the United States of America as in effect on the Closing Date, applied on a basis consistent with the application used in the financial statements referred to in
Section 3.6 hereof.

         "Governmental Authority" shall mean any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, or any court, in each case whether of the United States or any foreign jurisdiction.

         "Guarantors" shall mean the guarantors signatory to the Amended and Restated Consolidated Subsidiary Guaranty Agreement, and any other direct or indirect Subsidiary of a Credit Party acquired or created after the date hereof, which Subsidiary becomes a signatory to the Amended and Restated Consolidated Subsidiary Guaranty Agreement as a Guarantor pursuant to Section 5.12 hereof.

         "Guaranty" shall mean, as to any Person, any direct or indirect obligation of such Person guaranteeing or intending to guarantee, or otherwise providing credit support, for any Indebtedness, Capital Lease, dividend or other monetary obligation ("primary obligation") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, by contract, as a general partner or otherwise, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor,
(b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, or (c) to purchase property, securities or services from the primary obligor or other Person, in each case, primarily for the purpose of assuring the performance of the primary obligor of any such primary obligation or assuring the owner of any such primary obligation of the repayment of such primary obligation. The amount of any Guaranty shall be deemed to be an amount equal to (x) the stated or determinable amount of the primary obligation in respect of which such Guaranty is made (or, if the amount of such primary obligation is not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder)) or (y) the stated maximum liability under such Guaranty, whichever is less.

         "Hazardous Materials" shall mean any chemicals, materials, substances or wastes in any amount or concentration which are now or hereafter become defined as or included in the definition of "hazardous substances," "hazardous materials," "hazardous wastes," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "pollutants," "regulated substances," "solid wastes," or "contaminants", under any Environmental Law, including petroleum, petroleum hydrocarbons or petroleum products, petroleum by-products, radioactive materials, asbestos or asbestos-containing materials, gasoline, diesel fuel, pesticides, radon, urea formaldehyde, lead or lead-containing materials, polychlorinated biphenyls.

         "Hedging Agreements" shall mean any Interest Rate Protection Agreement entered into from time to time among a Lender and the Borrower as permitted by this Credit Agreement; provided, that the Administrative Agent shall have received written notice thereof from such Lender within ten (10) Business Days after execution of such Interest Rate Protection Agreement.

         "Hedging Banks" shall mean any Lender or Lenders which have entered into a Hedging Agreement.

         "Hedging Obligations" shall mean all the obligations of the Borrower to Hedging Banks under the Hedging Agreements.

         "Heirloom" shall mean Heirloom, Inc., a New York corporation and a wholly owned subsidiary of the Borrower.

         "HSBC" shall have the meaning given to such term in paragraph E of the Introductory Statement of this Credit Agreement.

         "HSBC China L/C" shall have the meaning given to such term in paragraph E of the Introductory Statement of this Credit Agreement.

         "HSBC China L/C Agreement" shall have the meaning given to such term in paragraph E of the Introductory Statement of this Credit Agreement.

         "HSBC China L/C Obligations" shall have the meaning given to such term in paragraph E of the Introductory Statement of this Credit Agreement.

         "Indebtedness" shall mean (without duplication), at any time and with respect to any Person, (i) indebtedness of such Person for borrowed money (whether by loan or the issuance and sale of debt securities) other than Intercompany Indebtedness or for the deferred purchase price of property or services purchased (other than amounts constituting trade payables arising in the ordinary course of business and payable in accordance with customary trading terms not in excess of 90 days); (ii) all indebtedness of such Person evidenced by a note, bond, debenture or similar instrument (whether or not disbursed in full in the case of a construction loan) other than Intercompany Indebtedness;
(iii) indebtedness of others which such Person has directly or indirectly assumed or guaranteed or otherwise provided credit support for other than Intercompany Indebtedness; (iv) indebtedness of others secured by a Lien on assets of such Person, whether or not such Person shall have assumed such indebtedness (provided, that if such Person has not assumed such indebtedness of another Person then the amount of indebtedness of such Person pursuant to this clause (iv) for purposes of this Credit Agreement shall be equal to the lesser of the amount of the indebtedness of the other Person or the fair market value of the assets of such Person which secures such other indebtedness) other than Intercompany Indebtedness; (v) any Guaranty by such Person other than Intercompany Indebtedness; (vi) obligations of such Person under Capital Leases; and (vii) all obligations of such Person under any Interest Rate Protection Agreement. Notwithstanding anything to the contrary contained herein, Indebtedness shall not include any accrued obligations in respect of employee compensation and benefits.

         "Indemnified Taxes" means Taxes other than Excluded Taxes.

         "Initial Date" shall mean (i) in the case of the Administrative Agent, the Collateral Agent and the Issuing Bank, the Closing Date, (ii) in the case of each Lender which is an original party to this Credit Agreement, the Closing Date and (iii) in the case of any other Lender, the effective date of the Assignment and Acceptance pursuant to which it became a Lender.

         "Instrument of Assumption and Joinder" shall mean an Assumption and Joinder Agreement substantially in the form of Exhibit K hereto.

         "Intercompany Indebtedness" shall mean Indebtedness of any Credit Party or any Subsidiary of a Credit Party owed to any other Credit Party or any Subsidiary of a Credit Party as a result of intercompany advances.

         "Intercreditor Agreement" shall mean that certain Second Amended and Restated Collateral Agency and Intercreditor Agreement dated as of the date hereof by and among the Borrower, the Guarantors, the Agents and the Lenders (as the same may be further amended, amended and restated, supplemented or otherwise modified, renewed, or replaced from time to time), a copy of which is attached hereto as Exhibit L.

         "Interest Deficit" shall have the meaning given to such term in Section
2.19 hereof.

         "Interest Payment Date" shall mean (i) as to any Base Rate Loan (other than a Swingline Loan), the last day of each calendar month (commencing the last day of the month during which the Closing Date shall have occurred), (ii) with respect to any Swingline Loan, the day that such loan is required to be paid, and (iii) as to any Eurodollar Loan the last day of the applicable Interest Period; provided, that in the case of an Interest Period with a duration of six
(6) months an Interest Payment Date shall occur on each date occurring at three
(3) month intervals after the first day of such Interest Period.

         "Interest Period" shall mean as to any Eurodollar Loan, the period commencing on the date such Loan is made, continued or converted or the last day of the preceding Interest Period and ending on the numerically corresponding day (or if there is no corresponding day, then the last day) in the calendar month that is one, two, three or six months thereafter as the Borrower may elect; provided, however, that (i) if any Interest Period would end on a day which shall not be a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) no Interest Period with respect to a Tranche A Term Loan, Tranche B Term Loan or a Revolving Credit Loan (in each case constituting a Eurodollar Loan) may be selected which would end later than the Tranche A Term Loan Maturity Date, Tranche B Term Loan Maturity Date or the Revolving Credit Commitment Termination Date, respectively, (iii) interest shall accrue from and including the first day of such Interest Period to but excluding the last date of such Interest Period, (iv) no Interest Period with respect to any portion of the Tranche A Term Loans constituting a Eurodollar Loan may be selected which extends beyond the date under which a mandatory prepayment of such Tranche will be required to be made under Section 2.11 hereof if the aggregate principal amount of Eurodollar Loans which are Tranche A Term Loans, which have

Interest Periods ending after such date, will be in excess of the aggregate principal amount of the Tranche A Term Loans outstanding less the aggregate amount of such mandatory prepayment on the Tranche A Term Loans on the date on which such mandatory prepayment is required to be made and (v) no Interest Period with respect to any portion of the Tranche B Term Loans constituting a Eurodollar Loan may be selected which extends beyond the date under which a mandatory repayment of such Tranche will be required to be made under Section
2.11 hereof if the aggregate principal amount of Eurodollar Loans which are Tranche B Term Loans, which have Interest Periods ending after such date, will be in excess of the aggregate principal amount of the Tranche B Term Loans outstanding less the aggregate amount of such mandatory prepayment on the Tranche.

         "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, synthetic cap, collar or floor or other financial agreement or arrangement designed to protect a Credit Party against fluctuations in interest rates or to reduce the effect of any such fluctuations.

         "Interest Rate Type" shall have the meaning given to such term in
Section 2.5 hereof.

         "Investment" shall mean any stock, evidence of indebtedness or other security of any Person, any loan, advance, contribution of capital, extension of credit or commitment therefor (including, without limitation, the Guaranty of loans made to others, but excluding current trade and customer accounts receivable arising in the ordinary course of business and payable in accordance with customary trading terms in the ordinary course of business or periodic payments made pursuant to settlements for satisfaction of outstanding Receivables entered into in the ordinary course of business), and any purchase of (i) any security of another Person or (ii) a line of business, or all or substantially all of the assets, of any Person or any binding commitment to make any such purchase which by its terms is not conditioned upon receiving a consent or waiver from the Lenders under the Credit Agreement.

         "Issuing Bank" shall mean JPMorgan Chase Bank.

         "JPMorgan Chase" shall have the meaning given to such term in the initial paragraph of this Credit Agreement.

         "Kenwood" shall have the meaning given to such term in paragraph F of the Introductory Statement of this Credit Agreement.

         "Knowledge" shall mean the actual knowledge of any Authorized Officer, with respect to the Borrower or any other Credit Party, as the case may be, after due inquiry.

         "L/C Exposure" shall mean, at any time, the amount expressed in Dollars of the aggregate face amount of all drafts which may then or thereafter be presented by beneficiaries under all Letters of Credit and all Trade Letters of Credit then outstanding plus (without duplication), the face amount of all drafts which have been presented or accepted under all Letters of Credit and all Trade Letters of Credit but have not yet been paid or have been paid but not reimbursed, whether directly or from the proceeds of a Revolving Credit Loan hereunder.

         "L/C Indebtedness" shall mean obligations of the Borrower or any of its Subsidiaries in respect of letters of credit, acceptance facilities or drafts or similar instruments issued or accepted by banks and other financial institutions for the account of the Borrower or any of its Subsidiaries.

         "Lender" and "Lenders" shall mean the financial institutions whose names appear on the signature pages hereof and any assignee of a Lender pursuant to Section 10.3 hereof, and their respective successors; it being understood that the Existing Standby L/C Issuers shall become a Lender hereunder only upon
(i) a draw under the respective Existing Standby L/C and (ii) the corresponding reimbursement obligations in connection with such draw are restructured as Term Loans pursuant to the terms set forth in Section 2.1(a) hereof. Unless the context otherwise requires, the term "Lender" includes the Swingline Lender.

         "Lending Office" shall mean, with respect to any of the Lenders, the branch or branches (or Affiliate or Affiliates) from which such Lender's Eurodollar Loans or Base Rate Loans, as the case may be, are made or maintained and for the account of which all payments of principal of, and interest on, such Lender's Eurodollar Loans or Base Rate Loans are made, as notified to the Administrative Agent from time to time.

         "Letter of Credit" shall mean a standby or documentary letter of credit issued by the Issuing Bank pursuant to Section 2.21 hereof.

         "Letter of Credit Fees" shall mean the fees payable in respect of Letters of Credit pursuant to Section 2.21 hereof.

         "LIBO Rate" shall mean, with respect to any Borrowing consisting of Eurodollar Loans for any Interest Period, the rate per annum appearing on Telerate Page 3750 (or on any successor page) as the London interbank offered rate for deposits in dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the commencement of such Interest Period with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Borrowing of Eurodollar Loans for such Interest Period shall be the rate per annum at which, as determined by the Administrative Agent, Dollars in an amount comparable to the amount of such Borrowing are being offered to leading banks at approximately 11:00 a.m. (London time) two (2) Business Days prior to the commencement of the applicable Interest Period for settlement in immediately available funds by leading banks in the London interbank market for a period equal to the Interest Period selected.

         "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien, encroachment or charge of any kind whatsoever (including, without limitation, any conditional sale or other title retention agreement, any agreement to grant a security interest at a future date, any lease in the nature of security, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code of any jurisdiction).

         "Loans" shall mean, collectively, the Tranche A Term Loans, the Tranche B Term Loans, the Swingline Loans and the Revolving Credit Loans. A "Loan" shall mean any one of such Loans individually.

         "Margin Stock" shall be as defined in Regulation U of the Board.

         "Material Adverse Effect" shall mean any event or condition that (i) has a material adverse effect on the business, assets, properties, performance, operations, condition (financial or otherwise) or prospects of the Credit Parties taken as a whole or of the Borrower, (ii) materially impairs the ability of the Borrower or any Credit Party to perform its respective obligations under any Fundamental Document to which it is or will be a party or (iii) materially and adversely affects the Liens granted to the Collateral Agent (for the benefit of the Secured Parties) or materially impairs the validity or enforceability of, or materially impairs the rights, remedies or benefits available to the Collateral Agent or the Secured Parties; provided, however, that any event or condition will be deemed to have a "Material Adverse Effect" if such event or condition when taken together with all other events and conditions occurring or in existence at such time (including all other events and conditions which, but for the fact that a representation, warranty or covenant is subject to a "Material Adverse Effect" exception, would cause such representation or warranty contained herein to be untrue or such covenant to be breached) would result in a "Material Adverse Effect," even though, individually, such event or condition would not do so.

         "Material Agreement" shall mean (i) any credit agreement, indenture, or other agreement related to Indebtedness of any Credit Party in excess of $1,000,000 (other than this Credit Agreement and the other Fundamental Documents); (ii) any agreement pursuant to which the Credit Parties would reasonably expect to (A) recognize aggregate annual future revenues in excess of 5% of the aggregate annual revenues of the Credit Parties for the preceding fiscal year, or (B) incur aggregate annual future expenses in excess of 5% of the aggregate annual revenues of the Credit Parties for the preceding fiscal year; and (iii) any other agreement, the breach or termination of which would reasonably be expected to have a Material Adverse Effect.

         "Moody's" shall mean Moody's Investors Service, Inc. or if such company shall cease to issue ratings, another nationally recognized statistical rating company selected in good faith by mutual agreement of the Administrative Agent and the Borrower.

         "Multiemployer Plan" shall mean a plan described in Section 4001(a)(3) of ERISA to which any Credit Party or ERISA Affiliate is making or accruing an obligation to make contributions, or has within the preceding five plan years made or accrued an obligation to make contributions.

         "Net Cash Proceeds" shall mean (a) the aggregate cash proceeds received by a Credit Party in a transaction permitted under Section 6.6(a)(iv) hereof (including, without limitation, as applicable, all cash proceeds received by way of deferred payment of principal pursuant to a note or installment receivable, sale or monetization of other non-cash consideration or otherwise, but only as and when received), minus (b) reasonable and customary brokerage commissions, finder's fees, discount and other reasonable and customary fees and direct expenses (including reasonable and customary fees and expenses of counsel and investment bankers actually paid or payable by the applicable Credit Party) related to such transaction minus, (c) payments made to retire Indebtedness (other than the Loans) secured by any assets being sold or otherwise disposed of where payment of such Indebtedness is required in connection with such sale or disposition minus, (d) the amount of $4,000,000 which is required to be deposited in the Sale Proceeds Collateral Account pursuant to Section 5.21 hereof; provided, that with respect to taxes, expenses shall only include taxes to the extent that taxes are payable in cash in the current year or in the next succeeding year with respect to the current year as a direct result of the applicable transaction.

         "Obligations" shall mean (a) all obligations, whether direct or indirect, contingent or absolute, of every type or description and at any time existing, of the Borrower or any other Credit Party to make due and punctual payment of (i) principal of and all interest on the Loans, the Fees, any reimbursement obligations in respect of Letters of Credit and Trade Letters of Credit, costs and attorneys' fees and all other monetary obligations of the Borrower to the Agents, the Issuing Bank, any Lender or any other Secured Party under or in respect of this Credit Agreement, any note evidencing any of the Loans hereunder, any other Fundamental Document or the Fee Letter, (ii) all Hedging Obligations, (iii) any reimbursement obligations in respect of the Existing Standby L/Cs and (iv) amounts payable to JPMorgan Chase or any Lender in connection with any bank account maintained by the Borrower or any other Credit Party at JPMorgan Chase or any Lender or in connection with any other banking services (including, without limitation, cash management services) provided to the Borrower or any other Credit Party by JPMorgan Chase or any Lender with respect to, or in any way related to or otherwise required by, any of the Fundamental Documents (including, without limitation, interest accruing at the then applicable rate provided in this Credit Agreement after the maturity of any of the Loans, and interest accruing at the then applicable rate provided in this Credit Agreement after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower or any other Credit Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and (b) all other obligations of the Borrower or any other Credit Party pursuant to this Credit Agreement or any other Fundamental Document.

         "Oneida Community" shall mean Oneida Community, Limited, a New York corporation and a wholly owned subsidiary of the Borrower.

         "Oneida International" shall mean Oneida International, a Delaware corporation and a subsidiary of the Borrower.

         "Oneida Italy" shall mean Oneida Italy S.r.l.

         "OSB" shall have the meaning given to such term in paragraph C of the Introductory Statement of this Credit Agreement.

         "OSB Note" shall have the meaning given to such term in paragraph C of the Introductory Statement of this Credit Agreement.

         "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any Fundamental Document.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation or any successor thereto.

         "Percentage" shall mean with respect to any Lender, the percentage of the Total Credit Exposure represented by such Lender's Credit Exposure, or the percentage of the specified Commitments or Tranche of Loans held by such Lender, as the context may require.

         "Permitted Liens" shall mean Liens permitted under Section 6.2 hereof.

         "Permitted Refinancing" shall mean a refinancing of the Total Revolving Credit Commitment then in effect, in full.

         "Person" shall mean any natural person, corporation, division of a corporation, partnership, limited liability partnership, limited liability company, trust, joint venture, association, company, estate, unincorporated organization or government or any agency or political subdivision thereof.

         "PIK Interest" shall mean interest on Tranche B Term Loans which, rather than being paid in cash when due, shall instead be capitalized and treated as additional principal obligations under the Tranche B Term Loans subject to the terms of this Credit Agreement, and which shall accrue interest at the same rates (including default rates) as are applicable to the Tranche B Term Loans under this Credit Agreement (such interest to be payable at the same times that interest on the Tranche B Term Loans is payable), and which shall form part of the Obligations under this Credit Agreement and the other Fundamental Documents.

         "Plan" shall mean an employee pension benefit plan within the meaning of Section 3(2) of ERISA, other than a Multiemployer Plan, maintained or contributed to by any Credit Party, or any ERISA Affiliate, or otherwise pursuant to which any Credit Party could have liability under Title IV of ERISA.

         "Pledged Collateral" shall mean the Pledged Securities and any proceeds or products thereof or income therefrom, in any form, together with (i) all profits, dividends and distributions to which a Pledgor shall at any time be entitled in respect of its Pledged Securities; (ii) all other payments, if any, due or to become due to a Pledgor in respect of its Pledged Securities, whether as contractual obligations, damages, insurance proceeds, condemnation awards or otherwise; (iii) all of a Pledgor's claims, rights, powers, privileges, authority, options, security interest, liens and remedies, if any, under or arising out of the ownership of such Pledgor's Pledged Securities; (iv) all present and future claims, if any, of a Pledgor against the applicable entity in which such Pledgor owns its Pledged Securities or under or arising out of the applicable partnership or operating agreement, as applicable, for monies loaned or advanced, for services rendered or otherwise; (v) to the extent permitted by Applicable Law, all of a Pledgor's rights, if any, under the applicable partnership or operating agreement, as applicable, or at law, to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to its Pledged Securities, including, without limitation, any power to terminate, cancel or modify the applicable partnership or operating agreement, as applicable, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of its Pledged Securities and the entity in which such Pledgor owns its Pledged Securities, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce or collect any of the foregoing or any property of the applicable entity, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and (vi) to the extent not otherwise included, any and all proceeds (as defined in Section 9-102(a)(64) of the UCC) of any or all of the foregoing.

         "Pledged Securities" shall mean the securities of the Borrower and each Credit Party, whether now owned or hereafter acquired which are purported to be pledged to the Collateral Agent as security for the Obligations pursuant to the Amended and Restated Pledge Security Agreement.

         "Pledgor" shall mean a Credit Party that owns any of the Pledged Securities.

         "Premises" shall mean any real property currently or formerly owned, leased or operated by any Credit Party or any Subsidiary of any Credit Party, including, but not limited to, all soil, surface water, or groundwater thereat.

         "Prepayment Date" shall have the meaning given to such term in Section 2.11(i) hereof.

         "Prime Rate" shall have the meaning given to such term in the definition of "Base Rate" set forth in this Article 1.

         "Pro Forma Basis" shall mean in connection with any transaction for which a determination on a Pro Forma Basis is required to be made hereunder, that such determination shall be made (i) after giving effect to any issuance of Indebtedness, any acquisition, any disposition or any other transaction, as applicable, and (ii) assuming that the issuance of Indebtedness, acquisition, disposition or other transaction and, if applicable, the application of proceeds therefrom, occurred at the beginning of the most recent Rolling Twelve Month period ending at least thirty (30) days prior to the date on which such issuance of Indebtedness, acquisition, disposition or other transaction occurred, and
(iii) with all calculations of Consolidated Net Income, Consolidated EBITDAR and any financial definition utilizing any such terms being calculated on a pro-forma basis in accordance with Regulation S-X under the Exchange Act.

         "Proprietary Rights" shall have the meaning given to such term in
Section 3.8(a) hereof.

         "Purchasing Lender" shall have the meaning given to such term in
Section 2.16(e).

         "Real Property Assets" shall mean as of any time, all parcels of real property, owned and/or leased at such time directly or indirectly by any Credit Party, together with in each case, all buildings, improvements, appurtenant fixtures and equipment, easements and other property and rights incidental or appurtenant to the ownership or lease (as applicable) of such parcel of real property and/or any of the foregoing which is or shall become, subject to an Amended and Restated Mortgage in favor of the Collateral Agent (in case any Real Property Assets shall be subject to an Amended and Restated Mortgage, such Real Property Assets shall also include all Collateral described in such Amended and Restated Mortgage).

         "Receivables" shall mean all rights to receive payment from an obligor for services rendered or good sold by the Credit Parties in the ordinary course of business. Such amounts shall include all interest, finance charges or other amounts legally payable by an obligor in respect thereof.

         "Register" shall have the meaning given to such term in Section
10.3(e).

         "Rego" shall mean Rego Corporation, a New York corporation and a wholly owned subsidiary of the Borrower.

         "Regulation D" shall mean Regulation D of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

         "Regulation T" shall mean Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

         "Regulation U" shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

         "Regulation X" shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

         "Regulatory Licenses" shall mean any and all licenses, including provisional licenses, certificates of need and/or other accreditations, permits, franchising rights to conduct business, approvals by a Governmental Authority or otherwise, consents, qualifications, operating authority and/or any other authorizations necessary for a Credit Party or any of its Subsidiaries to own their properties or operate their business.

         "Related Fund" shall mean, with respect to any Lender that is an investment fund, any other investment fund that invests in commercial loans and that is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

         "Release" shall mean any discharging, disposing, emitting, leaking, pumping, pouring, emptying, injecting, escaping, leaching, dumping or spilling of any Hazardous Material into the Environment.

         "Released Information" shall have the meaning given to such term in
Section 5.19 of this Credit Agreement.

         "Reportable Event" shall mean any reportable event as defined in
Section 4043(c) of ERISA other than those events as to which the 30-day notice period is waived under PBGC Regulation 29 C.F.R. Section 4043. Notwithstanding the foregoing, the term Reportable Event shall not include an event described in
Section 4043(c)(5) of ERISA or subsection .25, .33, or .66 of PBGC Regulation 29 C.F.R. Section 4043 but only with respect to an event thereunder relating to or in connection with the 2004 plan year or any portion thereof of a Plan.

         "Required Lenders" shall mean Required Revolving Credit Lenders and Required Tranche A Term Loan Lenders provided, that upon satisfaction in full of
(i) the Revolving Credit

Loans and the termination of Revolving Credit Commitment and (ii) the Tranche A Term Loans, Required Lenders shall mean the Required Tranche B Term Loan Lenders.

         "Required Revolving Credit Lenders" shall mean (i) Revolving Credit Lenders holding greater than fifty percent (50%) of the unpaid principal amount, if any, of the Revolving Credit Loans and L/C Exposure then outstanding or (ii) if no Revolving Credit Loans and no Letters of Credit are then outstanding, Revolving Credit Lenders holding greater than fifty percent (50%) of the Total Revolving Credit Commitment; provided, that for purposes of this definition, the Revolving Credit Loans, the pro rata portion of L/C Exposure or the Revolving Credit Commitment of a Revolving Credit Lender shall be disregarded if and for so long as such Revolving Credit Lender shall be a Defaulting Lender.

         "Required Tranche A Term Loan Lenders" shall mean Tranche A Term Loan Lenders holding greater than fifty percent (50%) of the unpaid principal amount of the Tranche A Term Loans.

         "Required Tranche B Term Loan Lenders" shall mean Tranche B Term Loan Lenders holding greater than fifty percent (50%) of the unpaid principal amount of the Tranche B Term Loans.

         "Requirements" shall mean all present and future laws, statutes, codes, ordinances, orders, judgments, decrees, injunctions, rules, regulations and requirements of every Governmental Authority having jurisdiction over any Real Property Asset and all Liens applicable to any Real Property Asset.

         "Restricted Payment" shall mean (i) any distribution, dividend or other direct or indirect payment on account of shares of any class of Capital Stock of a Credit Party (other than distributions and dividends payable solely in shares of Capital Stock), (ii) any redemption or other acquisition, re-acquisition or retirement by a Credit Party of any shares of any class of its own Capital Stock or the Capital Stock of another Credit Party or an Affiliate, now or hereafter outstanding (other than redemptions, acquisitions and retirements payable in shares of Capital Stock), (iii) any payment made to retire, or obtain the surrender of, any outstanding warrants, puts or options or other rights to purchase or otherwise acquire shares of any Capital Stock of a Credit Party or an Affiliate, now or hereafter outstanding and (iv) any payment by a Credit Party of principal of, premium, if any, or interest on, or any redemption, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any Indebtedness or Intercompany Indebtedness now or hereafter outstanding which Indebtedness is subordinated to any of the Obligations.

         "Restructuring Fee" shall have the meaning given to such term in
Section 2.8 of this Credit Agreement.

         "Revolving Credit Commitment" shall mean the commitment of each Revolving Credit Lender to make Revolving Credit Loans to the Borrower and to participate in Letters of Credit and Swingline Loans hereunder, up to an aggregate principal amount, at any one time, not in excess of the amount set forth (i) opposite such Revolving Credit Lender's name under the column entitled "Revolving Credit Commitment" on Annex A hereto or (ii) in any applicable

Assignment and Acceptance(s) to which it may be a party, as the case may be, as such amount may be reduced from time to time in accordance with the terms of this Credit Agreement.

         "Revolving Credit Commitment Termination Date" shall mean the earlier of (i) the Revolving Credit Loan Maturity Date and (ii) the date on which the Total Revolving Credit Commitment shall terminate in accordance with Section 2.9 or Article 7 hereof.

         "Revolving Credit Lender" shall mean any Lender holding a Revolving Credit Commitment hereunder.

         "Revolving Credit Loan Maturity Date" shall mean the 30th month anniversary of the Closing Date.

         "Revolving Credit Loans" shall have the meaning given to such term in
Section 2.2 hereof.

         "Rogers" shall mean Wm. A. Rogers, Ltd., a New York corporation and a wholly owned subsidiary of the Borrower.

         "Rolling Twelve Months" shall mean, with respect to any date of determination, the month then ended and the eleven (11) immediately preceding months considered as a single period.

         "Sakura" shall have the meaning given to such term in paragraph F of the Introductory Statement of this Credit Agreement.

         "Sale Proceeds Collateral Account" shall mean that certain account established with the Administrative Agent in the name of the Administrative Agent (for the benefit of the Secured Parties) under the sole and exclusive control of the Administrative Agent, into which the Borrower shall deposit the amounts referred to in, and in accordance with, Section 5.21, and as such funds may be released as permitted by Section 5.21.

         "S&P" shall mean Standard & Poor's Ratings Group (a division of The McGraw-Hill Companies, Inc.) or, if such company shall cease to issue ratings, another nationally recognized statistical rating company selected in good faith by mutual agreement of the Administrative Agent and the Borrower.

         "SEC" shall mean the United States Securities and Exchange Commission.

         "Secured Parties" shall mean the Agents, the Issuing Bank, the Lenders, the issuer of the Trade Letters of Credit, Bank of America as issuer of the Bank of America L/C, HSBC as issuer of the HSBC China L/C, the Hedging Banks, the beneficiaries of each indemnification obligation undertaken by any Credit Party under this Credit Agreement or any other Fundamental Document and each of their respective successors and assigns.

         "Securities Act" shall mean the Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder.

         "Securities Exchange Agreement" shall have the meaning given to such term in paragraph J of the Introductory Statement of this Credit Agreement.

         "Security Documents" shall mean collectively, the Amended and Restated Security Agreement, the Amended and Restated Pledge Security Agreement, the Amended and Restated Copyright Security Agreement, the Amended and Restated Patent Security Agreement, the Amended and Restated Trademark Security Agreement, the Amended and Restated Mortgages, and all financing statements, collateral assignments and other security documents delivered to the Collateral Agent granting or purporting to grant a Lien on any assets to secure the obligations of the Borrower or any Credit Party under this Credit Agreement or any of the other Fundamental Documents.

         "Silversmiths" shall have the meaning given to such term in paragraph F of the Introductory Statement of this Credit Agreement.

         "Subsidiary" shall mean with respect to any Person, any corporation, association, joint venture, partnership or other business entity (whether now existing or hereafter organized) of which at least a majority of the voting stock or other ownership interests having ordinary voting power for the election of directors (or the equivalent) is, at the time as of which any determination is being made, owned or controlled by such Person or one or more subsidiaries of such Person or by such Person and one or more subsidiaries of such Person.

         "Swingline Lender" shall mean JPMorgan Chase in its capacity as Swingline Lender.

         "Swingline Loan" shall have the meaning given to such term in Section
2.4 hereof.

         "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

         "Term Loans" shall have the meaning given to such term in Section 2.1 of this Credit Agreement.

         "THC" shall have the meaning given to such term in paragraph B of the Introductory Statement of this Credit Agreement.

         "Title Company" shall mean Commonwealth Land Title Insurance Company or any other title insurance company of recognized national standing which is acceptable to the Administrative Agent in its sole discretion.

         "Total Credit Commitments" shall mean the sum of the Total Tranche A Term Loan Commitment, the Total Tranche B Term Loan Commitment and the Total Revolving Credit Commitment.

         "Total Credit Exposure" shall mean an amount equal to (i) the aggregate principal amount of all outstanding Loans hereunder, plus (ii) the then current amount of L/C Exposure, plus (iii) the aggregate amount of the unused Total Credit Commitments then in effect.

         "Total Debt" shall mean the aggregate principal amount of all outstanding Indebtedness of the Borrower and the Credit Parties (including, without limitation, the principal portion of any synthetic lease entered into by the Borrower or any of its Subsidiaries).

         "Total Leverage Ratio" shall mean, at any date for which such ratio is to be determined, the ratio of Total Debt of the Borrower and its Consolidated Subsidiaries at such date to Consolidated EBITDAR for the most recent Rolling Twelve Month period.

         "Total Revolving Credit Commitment" shall mean the aggregate amount of the Revolving Credit Commitments then in effect of all of the Revolving Credit Lenders, as such amount may be reduced or modified from time to time in accordance with the terms of this Credit Agreement.

         "Total Tranche A Term Loan Commitment" shall mean the aggregate amount of the Tranche A Term Loan Commitments then in effect of all the Tranche A Term Loan Lenders as such amount may be (i) increased pursuant to Section 2.1(a) hereof or (ii) reduced or modified from time to time in accordance with the terms of this Credit Agreement.

         "Total Tranche B Term Loan Commitment" shall mean the aggregate amount of the Tranche B Term Loan Commitments then in effect of all the Tranche B Term Loan Lenders as such amount may be (i) increased pursuant to Section 2.1(a) hereof or (ii) reduced or modified from time to time in accordance with the terms of this Credit Agreement.

         "Trade Letters of Credit" shall mean those certain documentary letters of credit set forth on Schedule 1.0 hereto and issued but undrawn as of the date hereof.

         "Tranche" when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Credit Loans, Swingline Loans, Tranche A Term Loans or Tranche B Term Loans.

         "Tranche A L/C Collateralization" shall mean either (i) the cash collateralization of any outstanding obligations in respect of the Bank of America L/C and the Tranche A Portion of the HSBC China L/C, in an amount equal to 105% of the then undrawn stated amounts of the Bank of America L/C and the Tranche A Portion of the HSBC China L/C, or (ii) a "back-to-back" letter of credit to the respective Existing Standby L/C Issuer in a form reasonably satisfactory to such Existing Standby L/C Issuer, issued by a bank reasonably satisfactory to such Existing Standby L/C Issuer.

         "Tranche A Portion of HSBC China L/C" shall mean 61.52% of the then undrawn stated amount of the HSBC China L/C.

         "Tranche A Portion of HSBC China L/C Obligations" shall mean 61.52% of the then outstanding HSBC China L/C Obligations.

         "Tranche A Term Loan" shall have the meaning given to such term in
Section 2.1 hereof.

         "Tranche A Term Loan Commitment" shall mean the commitment of each Tranche A Term Loan Lender (i) to restructure a portion of the Existing Obligations as Tranche A Term Loans to the Borrower in the amount set forth opposite such Tranche A Term Loan Lender's name under the heading entitled "Tranche A Term Loan Commitment" on Annex A hereto or (ii) in the amount set forth in any applicable Assignment and Acceptance(s) to which it may be a party, as the case may be, as such amount may be reduced from time to time in accordance with the terms of this Credit Agreement.

         "Tranche A Term Loan Lender" shall mean any Lender holding a Tranche A Term Loan Commitment hereunder.

         "Tranche A Term Loan Maturity Date" shall mean the earlier of (i) the third anniversary of the Closing Date and (ii) the date on which the Tranche A Term Loans shall become due and payable pursuant to Article 7 hereof.

         "Tranche B L/C Collateralization" shall mean either (i) the cash collateralization of any outstanding obligations in respect of the Tranche B Portion of the HSBC China L/C in an amount equal to 105% of the then undrawn stated amount of the Tranche B Portion of the HSBC China L/C, or (ii) a "back-to-back" letter of credit to the HSBC in a form reasonably satisfactory to HSBC, issued by a bank reasonably satisfactory to HSBC.

         "Tranche B Portion of HSBC China L/C" shall mean 38.48% of the then undrawn face amount of the HSBC China L/C.

         "Tranche B Portion of HSBC China L/C Obligations" shall mean 38.48% of the then outstanding HSBC China L/C Obligations.

         "Tranche B Term Loan" shall have the meaning given to such term in
Section 2.1 hereof.

         "Tranche B Term Loan Commitment" shall mean the commitment of each Tranche B Term Loan Lender (i) to restructure the remaining Existing Obligations as Tranche B Term Loans to the Borrower in the amount set forth opposite such Tranche B Term Loan Lender's name under the heading entitled "Tranche B Term Loan Commitment" on Annex A hereto or (ii) in the amount set forth in any applicable Assignment and Acceptance(s) to which it may be a party, as the case may be, as such amount may be reduced from time to time in accordance with the terms of this Credit Agreement.

         "Tranche B Term Loan Lender" shall mean any Lender holding a Tranche B Term Loan Commitment hereunder.

         "Tranche B Term Loan Maturity Date" shall mean the earlier of (i) the 42nd month anniversary of the Closing Date and (ii) the date on which the Tranche B Term Loans shall become due and payable pursuant to Article 7 hereof.

         "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York from time to time.

         "Underwriting Fee" shall have the meaning given to such term in Section
2.8 of this Credit Agreement.

         "Unfunded Current Liability" of any Plan shall mean the amount, if any, by which the value of the accumulated plan benefits under the Plan, determined on a plan termination basis in accordance with actuarial assumptions at such time consistent with those prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds the fair market value of all plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions).

         "Uniform Customs" shall have the meaning given to such term in Section 2.21(c) hereof.

         "Unused Total Revolving Credit Commitment" shall mean, at any time, (i) the Total Revolving Credit Commitment less (ii) the sum of (x) the aggregate outstanding principal amount of all Revolving Credit Loans, (y) the aggregate L/C Exposure and (z) the aggregate outstanding principal amount of all Swingline Loans.

1A. ACKNOWLEDGEMENT OF EXISTING OBLIGATIONS; NO NOVATIONS; RATIFICATION.

         (a) The Borrower hereby confirms and acknowledges to the Administrative Agent, the Existing Lenders, the Existing Noteholders, OSB, HSBC and Bank of America that, immediately prior to the effectiveness of this Credit Agreement, the aggregate principal amount of the Existing Obligations is as set forth in the Introductory Statement of this Credit Agreement, as to which the Borrower is truly and justly indebted, in all cases, without offset, defense or counterclaim.

         (b) It is expressly understood and agreed by the parties that (i) no novation is intended and that, as of the Closing Date, the Existing Obligations have not been repaid, satisfied or discharged, but for all purposes constitute indebtedness and obligations outstanding under this Credit Agreement and (ii) this Credit Agreement, each of the other Fundamental Documents (other than the Existing Standby L/Cs and the Existing Standby L/C Agreements) and all ancillary documents executed in connection therewith shall supersede and replace in their entirety the Existing Credit Agreement, each other Existing Fundamental Document (other than the Existing Standby L/Cs and the Existing Standby L/C Agreements) and all ancillary documents executed in connection therewith and all such agreements and ancillary documents shall be of no further force and effect. Notwithstanding the foregoing, each Existing Standby L/C Agreement shall be amended or modified as required by Section 5.22, which amendment or modification shall provide that to the extent any Existing Standby L/C is drawn by the beneficiary thereof, the reimbursement obligation set forth in the applicable Existing Standby L/C Agreement with respect to such drawn amount shall be governed exclusively by the terms of the Credit Agreement, including without limitation Section 2.1(a) of the Credit Agreement and not by the terms of the applicable Existing Standby L/C Agreement; provided that any undrawn portion of such Existing Standby L/C shall continue to be governed by the applicable Existing Standby L/C Agreement.

         (c) The Borrower acknowledges and agrees that the Liens on the Collateral granted under the Existing Security Documents to secure, among other things, payment and performance of the Existing Obligations (other than the Existing OSB Obligations) are in all respects continuing and in full force and effect and secure the payment and performance of the Existing Obligations (other than the Existing OSB Obligations) and will, from and after the Closing Date, continue, under the Security Documents, to secure, among other things, payment and performance of the Obligations.

2.   THE LOANS

         SECTION 2.1 Term Loans. (a) Subject to the terms and conditions hereof, each of the parties hereto agrees that, as of the Closing Date, $125,000,000 of the Existing Obligations (excluding the HSBC China L/C Obligations and the Bank of America L/C Obligations) shall be continued, but hereby restructured as tranche A term loans (such portion of the Existing Obligations, as restructured, and as such term loans may be increased as provided in the first proviso set forth in this Section 2.1(a), being hereinafter referred to as the "Tranche A Term Loan" and collectively, the "Tranche A Term Loans") and that the remaining $78,184,188.03 of the Existing Obligations (excluding the HSBC China L/C Obligations and the Bank of America L/C Obligations) shall be continued, but hereby restructured as tranche B term loans (such portion of the Existing Obligations, as restructured, and as such term loans may be increased as provided in the second proviso set forth in this Section 2.1(a), being hereinafter referred to as the "Tranche B Term Loan," and collectively, the "Tranche B Term Loans" and, together with the Tranche A Term Loans, the "Term Loans"), provided, that upon each draw under the Bank of America L/C or HSBC China L/C, the corresponding amount of the Bank of America L/C Obligations and the Tranche A Portion of the HSBC China L/C Obligations, as the case may be, shall be restructured into Tranche A Term Loans (to the extent not cash collateralized pursuant to the terms of Section 2.11(e) of the Credit Agreement or Section 5(d) of the Intercreditor Agreement), provided, further that upon each draw under the HSBC China L/C, the corresponding amount of the Tranche B Portion of the HSBC China L/C Obligations shall be restructured into Tranche B Term Loans (to the extent not cash collateralized pursuant to the terms of Section 2.11(e) of the Credit Agreement or Section 5(d) of the Intercreditor Agreement). On the Closing Date, the Tranche A Term Loans and the Tranche B Term Loans shall be held by each Tranche A Term Loan Lender and Tranche B Term Loan Lender in the amount set forth opposite its name on Annex A hereto. As of the Closing Date, the aggregate principal amount of Tranche A Term Loans of all of the Tranche A Term Loan Lenders shall be in the aggregate principal amount of $125,000,000 and the aggregate principal amount of Tranche B Term Loans of all of the Tranche B Term Loan Lenders shall be in the aggregate principal amount of $78,184,188.03.

         (b) Once repaid, no Term Loans may be reborrowed.

         SECTION 2.2 Revolving Credit Loans. (a) Each Revolving Credit Lender, severally and not jointly, agrees, upon the terms and subject to the conditions hereinafter set forth, to make loans (each a "Revolving Credit Loan" and collectively, the "Revolving Credit Loans") to the Borrower on any Business Day and from time to time from the Closing Date to but excluding the Revolving Credit Commitment Termination Date, each in a principal amount which when added to the aggregate principal amount of all Revolving Credit Loans then outstanding to the Borrower from such Revolving Credit Lender, plus such Revolving Credit Lender's Revolving Credit Commitment Percentage of the then current L/C Exposure plus such Revolving Credit Lender's Revolving Credit Commitment Percentage of the aggregate principal amount of all Swingline Loans outstanding, does not exceed such Revolving Credit Lender's Revolving Credit Commitment (after giving effect to all Revolving Credit Loans and Swingline Loans repaid and all reimbursements of Letters of Credit made concurrently with the making of any Revolving Credit Loans).

         (b) The Revolving Credit Loans may be used for general corporate purposes (including working capital expenditures, reimbursement of the Trade Letters of Credit) in accordance with the provisions of this Credit Agreement.

         (c) Each Revolving Credit Loan requested hereunder on any date shall be made by each Revolving Credit Lender ratably in accordance with its Percentage of the Total Revolving Credit Commitment.

         (d) Subject to the terms and conditions of this Credit Agreement, at any time prior to the Revolving Credit Commitment Termination Date, the Borrower may borrow, repay and re-borrow amounts constituting the Revolving Credit Loans.

         SECTION 2.3 Disbursement of Funds and Notice of Borrowing of Revolving Credit Loans. (a) The Borrower shall give the Administrative Agent prior written, facsimile or telephonic (promptly confirmed in writing) notice of each Borrowing of Revolving Credit Loans hereunder; such notice shall be irrevocable, and to be effective, must be received by the Administrative Agent not later than 12:00 noon (New York time) (i) in the case of Base Rate Loans, two (2) Business Days preceding the date on which such Loan is to be made and (ii) in the case of Eurodollar Loans, on the third (3rd) Business Day preceding the date on which such Loan is to be made. Each such written notice or written confirmation of telephonic notice shall be given in a Borrowing Certificate appropriately completed to specify (A) the amount of the proposed Borrowing, (B) the date thereof (which shall be a Business Day) and (C) whether the Loan(s) then being requested are to be (or what portion or portions thereof are to be) Base Rate Loan(s) or Eurodollar Loan(s) and the Interest Period or Interest Periods with respect thereto in the case of Eurodollar Loans. In the case of a Eurodollar Loan, if no election of an Interest Period is specified in such notice, such notice shall be deemed a request for an Interest Period of one month. If no election is made as to the Interest Rate Type of any Loan, such notice shall be deemed a request for a Base Rate Loan.

         (b) The Administrative Agent shall promptly notify each Revolving Credit Lender of its proportionate share of each Borrowing, the date of such Borrowing, the Interest Rate Type of each Revolving Credit Loan being requested and the Interest Periods applicable thereto. On the borrowing date specified in such notice, each Lender shall make its proportionate share of the Borrowing available at the office of the Administrative Agent as set forth in such notice for credit to Oneida Ltd. and in each case, no later than 2:00 p.m. New York time in the case of a Borrowing consisting of Base Rate Loans and 1:00 p.m. New York time in the case of a Borrowing consisting of Eurodollar Loans, in Federal or other immediately available funds (provided that the Swingline Loans shall be made as provided in Section 2.4).

         (c) Notwithstanding any provision to the contrary in this Credit Agreement, the Borrower shall not, in any notice of Borrowing under this Section 2.3, request any Eurodollar Loan which, if made, would result in an aggregate of more than ten (10) separate Eurodollar Loans (whether such Eurodollar Loans are Revolving Credit Loans, Tranche A Term Loans or Tranche B Term Loans) of any Lender being outstanding hereunder at any one time. For purposes of the foregoing, Eurodollar Loans having Interest Periods commencing and ending on the same days shall be considered one (1) single Eurodollar Loan.

         (d) The aggregate amount of any Borrowing of a Loan consisting of a Eurodollar Loan shall be in a minimum aggregate principal amount of $5,000,000 or such greater amount which is an integral multiple of $1,000,000, and the aggregate amount of any Borrowing of a Loan consisting of a Base Rate Loan (other than a Swingline Loan) shall be in a minimum aggregate principal amount of $2,000,000 or such greater amount which is an integral multiple of $1,000,000 (or such lesser amount as shall equal (i) the available but unused portion of the Total Credit Commitment then in effect or (ii) the amount necessary to fund a drawing under a Letter of Credit). The aggregate amount of any Borrowing of a Swingline Loan shall be in a minimum aggregate principal amount of $250,000 or such greater amount which is an integral multiple of $100,000.

         (e) The Administrative Agent shall disburse the proceeds of Loans by depositing them (other than a Revolving Credit Loan or Swingline Loan used to fund a drawing under a Letter of Credit) on the date of the Borrowing in an account of the Borrower as the Borrower may specify to the Administrative Agent in writing.

         SECTION 2.4 Swingline Loans. (a) Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make loans (each a "Swingline Loan", and collectively, the "Swingline Loans") to the Borrower from time to time from the Closing Date to but excluding the Revolving Credit Commitment Termination Date, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans to exceed $5,000,000 or (ii) the aggregate principal amount of all Revolving Credit Loans then outstanding plus the aggregate L/C Exposure then existing plus the aggregate principal amount of all Swingline Loans then outstanding to exceed the Total Revolving Credit Commitment; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, repay and reborrow Swingline Loans.

         (b) To request a Swingline Loan, the Borrower shall notify the Administrative Agent of such request by telephone (confirmed by facsimile), not later than 12:00 noon, New York time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the Borrower. The Swingline Lender shall make each Swingline Loan available to the Borrower by means of a credit to the general deposit account of the Borrower with the Swingline Lender by 3:00 p.m., New York time, on the requested date of such Swingline Loan.

         (c) The Swingline Lender may by written notice given to the Administrative Agent not later than 10:00 a.m., New York time, on any Business Day require the Revolving Credit Lenders to acquire participations in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Revolving Credit Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Credit Lender, specifying in such notice such Revolving Credit Lender's ratable portion of such Swingline Loan or Loans (in accordance with its respective Percentage of the Total Revolving Credit Commitments). Each Revolving Credit Lender hereby absolutely and unconditionally agrees, within two (2) Business Days of receipt of the notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Revolving Credit Lender's ratable portion of such Swingline Loan or Loans (in accordance with its respective Percentage of the Total Revolving Credit Commitments). Each Revolving Credit Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Credit Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in
Section 2.3(b) with respect to Loans made by such Lender (and Section 2.3(b) shall apply, mutatis mutandis, to the payment obligations of the Revolving Credit Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Revolving Credit Lenders. The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Credit Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Borrower for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof.

         SECTION 2.5 Interest Rate Type of the Loans. Each Loan shall be either a Base Rate Loan or Eurodollar Loan (each such type of Loan, an "Interest Rate Type") as the Borrower may request either (i) in its notice of Borrowing delivered to the Administrative Agent pursuant to Section 2.3 (a) hereof or (ii) as such Loan may be continued or converted pursuant to the provisions of Section
2.14 hereof; provided, that all Swingline Loans shall be Base Rate Loans. Subject to Sections 2.16(d) and 2.18(g) hereof, each Lender may at its option fulfill its obligations hereunder with respect to any Eurodollar Loan by causing a foreign Lending Office to make such Loan; provided, that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms hereof and of any note evidencing such Loan. Subject to the other provisions of Section 2.3, Section 2.13(b) and Section 2.17, Loans of more than one Interest Rate Type may be outstanding at the same time.

         SECTION 2.6 Repayment; Evidence of Debt; Administration. (a) The Loans shall be subject to voluntary prepayment as provided in Section 2.10 hereof, to mandatory prepayment as provided in Section 2.11 hereof, to amortization as provided in Section 2.12 hereof and to acceleration as provided in Article 7 hereof.

         (b) The outstanding principal balance of the Revolving Credit Loans shall be payable in full on the Revolving Credit Commitment Termination Date, the outstanding principal balance of the Swingline Loans shall be payable in full on the earlier of the Revolving Credit Commitment Termination Date and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least two (2) Business Days after such Swingline Loan is made; provided that on each date that a Revolving Credit Loan Borrowing is made, the Borrower shall repay all Swingline Loans then outstanding. The outstanding principal balance of the Tranche A Term Loans shall be payable in full on the Tranche A Term Loan Maturity Date (together with the Tranche A L/C Collateralization), and the outstanding principal balance of the Tranche B Term Loans shall be payable in full on the Tranche B Term Loan Maturity Date (together with the Tranche B L/C Collateralization).

         (c) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

         (d) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each outstanding Loan hereunder, the Interest Rate Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

         (e) Absent manifest error, the entries made in good faith in the accounts maintained pursuant to paragraph (c) of this Section 2.6 shall be prima facie evidence of the existence and amounts of the Obligations recorded therein; provided, however, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans and other Obligations in accordance with the terms of this Credit Agreement.

         (f) Any Lender may request that Loans made by it within a particular Tranche be evidenced by a promissory note. In such event, the Borrower shall promptly prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns), in a form furnished by the Administrative Agent and reasonably acceptable to the Borrower. Thereafter, the Loans within such Tranche evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 10.3 hereof) be represented by one or more promissory notes in such form payable to the order of the payee named therein.

         (g) Prior to the occurrence and continuance of an Event of Default, all amounts received by the Administrative Agent from or on behalf of the Borrower as a payment or prepayment of, or interest on, (i) the Tranche A Term Loans shall be applied among the Tranche A Lenders ratably in accordance with the outstanding Tranche A Term Loans owed to each such Lender, (ii) the Tranche B Term Loans shall be applied among the Tranche B Term Loan Lenders ratably in accordance with the outstanding Tranche B Term Loans owed to each such Lender, (iii) the Revolving Credit Loans shall be applied among the Revolving Credit Lenders holding the Revolving Credit Loans ratably in accordance with the outstanding Revolving Credit Loans owed to each such Lender and (iv) the Swingline Loans shall be applied for the benefit of the Swingline Lender. Upon the occurrence and continuance of an Event of Default, all amounts received by the Administrative Agent referred to in the preceding sentence shall be applied in accordance with the terms of the Intercreditor Agreement.

         SECTION 2.7 Interest. (a) In the case of a Base Rate Loan which is a Revolving Credit Loan, a Swingline Loan or a Tranche A Term Loan, interest shall be payable at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 365 days or 366 days in a leap year) equal to the Base Rate plus the Applicable Interest Margin. Interest shall be payable in arrears on each Base Rate Loan on each Interest Payment Date, on the Tranche A Term Loan Maturity Date (in the case of a Base Rate Loan which is a Tranche A Term Loan) and on the Revolving Credit Commitment Termination Date (in the case of a Base Rate Loan which is a Revolving Credit Loan or a Swingline Loan), and in each case thereafter on demand.

         (b) In the case of a Base Rate Loan which is a Tranche B Term Loan, interest shall be payable at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Base Rate plus the Applicable Interest Margin. Interest shall be payable in arrears on each Base Rate Loan which is a Tranche B Term Loan on each Interest Payment Date, on the Tranche B Term Loan Maturity Date and thereafter on demand; provided, however, that, so long as the Tranche B Term Loan Maturity Date has not occurred, (A) from and after the Closing Date through the Borrower's fiscal year ending January 2006, at the Borrower's option, up to 100% of the interest may be PIK Interest and the remainder, if any, shall be paid in cash, (B) during the Borrower's fiscal year ending January 2007, at the Borrower's option, up to 70% of the interest may be PIK Interest and the remainder shall be paid in cash,
(C) during the Borrower's fiscal year ending January 2008, at the Borrower's option, up to 30% of the interest may be PIK Interest and the remainder shall be paid in cash and (D) thereafter, interest shall be paid in cash.

         (c) In the case of a Eurodollar Loan which is a Revolving Credit Loan or a Tranche A Term Loan, interest shall be payable at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Adjusted LIBO Rate plus the Applicable Interest Margin. Interest shall be payable on each Eurodollar Loan which is a Revolving Credit Loan or a Tranche A Term Loan on each Interest Payment Date, on the Tranche A Term Loan Maturity Date (in the case of a Eurodollar Loan which is a Tranche A Term Loan) and on the Revolving Credit Commitment Termination Date (in the case of a Eurodollar Loan which is a Revolving Credit Loan),and in each case thereafter on demand. The Administrative Agent shall determine the applicable Adjusted LIBO Rate for each Interest Period as soon as practicable on the date when such determination is to be made in respect of such Interest Period and shall promptly notify the Borrower and the Lenders of the applicable interest rate so determined. Such determination shall be conclusive absent manifest error.

         (d) In the case of a Eurodollar Loan which is a Tranche B Term Loan, interest shall be payable at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the sum of (i) the lesser of (A) 4.00% per annum or (B) the Adjusted LIBO Rate plus (ii) the Applicable Interest Margin. Interest shall be payable on each Eurodollar Loan which is a Tranche B Term Loan on each Interest Payment Date, on the Tranche B Term Loan Maturity Date and thereafter on demand; provided, however, that, so long as the Tranche B Term Loan Maturity Date has not occurred, (w) from and after the Closing Date through the Borrower's fiscal year ending January 2006, at the Borrower's option, up to 100% of the interest may be PIK Interest and the remainder, if any, shall be paid in cash, (x) during the Borrower's fiscal year ending January 2007, at the Borrower's option, up to 70% of the interest may be PIK Interest, and the remainder shall be paid in cash, (y) during the Borrower's fiscal year ending January 2008, at the Borrower's option, up to 30% of the interest may be PIK Interest, and the remainder shall be paid in cash and (z) thereafter, interest shall be paid in cash. The Administrative Agent shall determine the applicable Adjusted LIBO Rate (pursuant to the immediately preceding sentence) for each Interest Period as soon as practicable on the date when such determination is to be made in respect of such Interest Period and shall promptly notify the Borrower and the Lenders of the applicable interest rate so determined. Such determination shall be conclusive absent manifest error.

         (e) Interest in respect of any Loan hereunder shall accrue from and including the date of such Loan to but excluding the date on which such Loan is paid or, if applicable, converted to a Loan of a different Interest Rate Type.

         (f) Anything in this Credit Agreement or in any note evidencing any Loan hereunder to the contrary notwithstanding, the interest rate on the Loans or with respect to any drawing under a Letter of Credit shall in no event be in excess of the maximum rate permitted by Applicable Law.

         (g) For the avoidance of doubt, it is hereby acknowledged and recognized that (i) the interest that is capitalized as PIK Interest rather than paid in cash under Sections 2.7(b) and (d) of this Credit Agreement shall be treated as an Obligation of the same Tranche as is the principal on which such interest was calculated and nothing herein shall modify any obligation by the Borrower to repay the Revolving Credit Loans, the Tranche A Term Loans and the Tranche B Term Loans as set forth in this Credit Agreement and (ii) the minimum Borrowing thresholds set forth in Section 2.3(d) hereof shall not apply to PIK Interest that is capitalized and treated as additional Tranche B Term Loans.

         SECTION 2.8 Underwriting Fee, Restructuring Fee and Unused Commitment Fee. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender and each Existing Standby L/C Issuer a fee equal to 1.00% of the Existing Obligations outstanding immediately prior to the Closing Date (the "Restructuring Fee"). The Restructuring Fee shall be earned on the Closing Date, and shall be paid in cash to the Administrative Agent for the respective accounts of each Lender and each Existing Standby L/C Issuer (based upon each Existing Lender's and each Existing Standby L/C Issuer's pro rata portion of the Existing Obligations) as follows: one-half (1/2) on the Closing Date and the remaining one-half (1/2) on December 15, 2004.

         (b) The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Credit Lender a fee equal to 2.00% of the Total Revolving Credit Commitment (the "Underwriting Fee"). The Underwriting Fee shall be earned, due and payable as of the Closing Date, and shall be paid in cash to the Administrative Agent for the respective accounts of each Revolving Credit Lender (based upon each Revolving Credit Lender's proportionate share of Revolving Credit Loans) on the Closing Date.

         (c) The Borrower agrees to pay the Administrative Agent for the account of each Revolving Credit Lender a commitment fee (the "Commitment Fee") for the period commencing on the Closing Date to the Revolving Credit Commitment Termination Date, computed (on the basis of the actual number of days elapsed over a year of 360 days) at the rate of one-half of one percent (1/2%) per annum on the average daily Unused Total Revolving Credit Commitment. Such Commitment Fee, to the extent then accrued, shall be payable in cash (x) monthly, in arrears, on the last calendar day of each month, (y) on the Revolving Credit Commitment Termination Date and (z) as provided in Section 2.9 hereof, upon any reduction or termination in whole or in part of the Total Revolving Credit Commitment.

         (d) The Borrower agrees to pay to the applicable party, on the Closing Date, any and all Fees, expenses and other amounts that are then due and payable pursuant to the Fee Letter and this Agreement and, thereafter, any and all Fees, expenses and other amounts payable thereunder when due and payable.

         SECTION 2.9 Termination and/or Reduction of the Total Revolving Credit Commitment. (a) Upon at least three (3) Business Days' prior written, facsimile or telephonic notice (provided, that such telephonic notice is immediately followed by written confirmation) to the Administrative Agent, the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Unused Total Revolving Credit Commitment. In the case of a partial reduction, each such reduction shall be in a minimum aggregate principal amount of $1,000,000 or an integral multiple thereof; provided, however, that the Total Revolving Credit Commitment may not be reduced to an amount less than the aggregate principal amount of all Revolving Credit Loans and Swingline Loans then outstanding, plus the then current L/C Exposure. Simultaneous with each such termination or reduction, the Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender the Commitment Fee accrued and unpaid on the amount of the Revolving Credit Commitment of such Revolving Credit Lender so reduced or terminated through the date thereof.

         (b) Any partial reduction of the Total Revolving Credit Commitment hereunder shall be made among the Revolving Credit Lenders in accordance with their respective Percentages of the Total Revolving Credit Commitment.

         SECTION 2.10 Voluntary Prepayments. (a) Subject to Section 2.10(b), the Borrower shall have the right at its option at any time and from time to time to prepay (i) any Base Rate Loan (1) which is a Revolving Credit Loan or a Tranche A Term Loan, and (2) which is a Tranche B Term Loan (from and after the second anniversary of the Closing Date in the case of Tranche B Term Loans), in whole or in part, upon same day prior written, facsimile, or telephonic (promptly confirmed in writing) notice to the Administrative Agent received not later than 11:30 a.m. (New York time) on such day, in the principal amount of $1,000,000 or such greater amount which is an integral multiple of $1,000,000 if prepaid in part,
(ii) any Eurodollar Loan (1) which is a Revolving Credit Loan or a Tranche A Term Loan and (2) which is a Tranche B Term Loan (from and after the second anniversary of the Closing Date in the case of Tranche B Term Loans), in whole or in part, upon same day prior written, facsimile, or telephonic (promptly confirmed in writing) notice received not later than 11:30 a.m. (New York time) on such day, in the principal amount of $1,000,000 or such greater amount which is an integral multiple of $1,000,000 if prepaid in part and (iii) any Swingline Loan, in whole or in part, by providing written, telephonic (promptly confirmed in writing) or facsimile notice to the Administrative Agent and the Swingline Lender no later than 12:00 noon, New York time, on the day of such prepayment, in the minimum principal amount of $250,000; provided, that in the case of Eurodollar Loans the Borrower pays any amounts required to be paid under Section
2.15 as a result of such prepayment. Each notice of prepayment shall specify the prepayment date, each Loan to be prepaid and the principal amount thereof, shall be irrevocable and shall commit the Borrower to prepay each such Loan in the amount and on the date stated therein. All prepayments under this Section 2.10 on account of Tranche A Term Loans and Tranche B Term Loans shall be applied ratably in accordance with each Lender's proportionate share of the Tranche A Term Loans and Tranche B Term Loans, as applicable, and against scheduled amortization payments of the Tranche A Term Loans or Tranche B Term Loans, as applicable, in inverse order of the maturity thereof.

         (b) Notwithstanding anything to the contrary in Section 2.10(a), the Borrower may (i) prepay the Tranche A Term Loans only if at the time of such prepayment, and immediately after giving effect to such prepayment, there shall be no outstanding Swingline Loans and no outstanding Revolving Credit Loans and
(ii) prepay the Tranche B Term Loans only if at the time of such prepayment the Revolving Credit Commitment shall be terminated and there shall be no outstanding Tranche A Term Loans; provided that notwithstanding the prohibition of voluntary prepayments of the Tranche A Term Loans and the Tranche B Term Loans, the Borrower may refinance such Loans to the extent permitted by Section 6.1(a), provided, further that upon any such refinancing of the Tranche A Term Loans or the Tranche B Term Loans, the Borrower shall provide for the Tranche A L/C Collateralization or the Tranche B L/C Collateralization, as the case may be, on a pro rata basis with the amount of such loans refinanced.

         SECTION 2.11 Mandatory Prepayments. (a) If at any time the sum of the aggregate principal amount of all Revolving Credit Loans outstanding plus the aggregate principal amount of all Swingline Loans plus the then current L/C Exposure shall exceed the Total Revolving Credit Commitment less the Revolving Commitment Credit Reserve then in effect, the Borrower will immediately prepay such Revolving Credit Loans to the extent necessary to eliminate such excess.

         (b) Within two (2) Business Days of the receipt of any Net Cash Proceeds by the Borrower or any Credit Party, the Borrower shall prepay Loans and cash collateralize the Existing Standby L/Cs in accordance with Section 2.11(e) in an amount equal to 100% of the Net Cash Proceeds received by such Credit Party.

         (c) Within two (2) Business Days following the receipt by the Borrower or any other Credit Party (or by the Collateral Agent as loss payee) of any payment of proceeds of (i) any insurance relating to any Collateral (other than business interruption insurance) required to be maintained pursuant to this Credit Agreement or any other Fundamental Document on account of each separate loss, damage or injury in excess of $5,000,000 to any tangible real or personal property of the Borrower or any of its Subsidiaries, or (ii) any condemnation proceeding affecting any Real Property Asset (provided, that, so long as no Default or Event of Default shall have occurred and then be continuing, such insurance or condemnation proceeds (or any portion thereof) may be expended or irrevocably committed by the Borrower or any of its Subsidiaries to repair or replace such property within 180 days of such loss, damage, injury or condemnation and the Borrower shall furnish to the Administrative Agent and the Collateral Agent evidence satisfactory to the Administrative Agent and the Collateral Agent of such expenditure or commitment and shall have certified to the Administrative Agent and the Collateral Agent that such proceeds (or such proceeds together with other funds available to the Borrower) are sufficient to repair or replace such property), the Borrower shall, in accordance with Section 2.11(e), prepay or, to the extent the Collateral Agent is loss payee under any insurance policy, hereby irrevocably directs the Administrative Agent and the Collateral Agent to apply as a prepayment of the Loans and as cash collateralization of the Existing Standby L/Cs, an amount equal to 100% (or such lesser percentage which represents that portion of such proceeds not expended or committed pursuant to the immediately preceding parenthetical phrase) of such insurance or condemnation proceeds; provided, that if an Event of Default shall have occurred and be continuing, the Administrative Agent and the Collateral Agent may require all proceeds of insurance required to be maintained pursuant to this Credit Agreement or any other Fundamental Document which would otherwise be payable to the Borrower to be paid to the Administrative Agent and applied pursuant to the terms of the Intercreditor Agreement.

         (d) Within two (2) Business Days of the receipt of the escrowed funds held by Guy J. Agostinelli and Robert B. Fleming, Jr. pursuant to that certain Escrow Agreement dated as of March 12, 2004 entered into in connection with Buffalo China's sale of certain assets to Niagara Ceramics Corporation, such funds shall be applied (i) in the event the Borrower was required to issue a Letter of Credit in lieu of such escrowed funds, to prepay the Swingline Loans then outstanding, if any, and thereafter to prepay the Revolving Credit Loans then outstanding, if any, without a reduction of the Revolving Credit Commitment and, after the Revolving Credit Loans and Swingline Loans have been prepaid in full, to cash collateralize the L/C Exposure in an amount equal to 105% of the L/C Exposure or (ii) in the event such escrowed funds are released pursuant to the terms of the Escrow Agreement referred to above (without requiring the issuance of a Letter of Credit), to prepay the Loans and cash collateralize the Existing Standby L/Cs pursuant to Section 2.11(e) or (f), as the case may be.

         (e) Subject to Section 2.11(f), so long as no Default or Event of Default has occurred and is then continuing, any prepayments required under
Section 2.11(b), (c) or (d) shall be applied: (i) first, on a pro rata basis,
(A) to the outstanding principal balance (in inverse order of maturity) of the Tranche A Term Loans held by each Lender ratably in accordance with each Lender's proportionate share of the Tranche A Term Loans and (B) to the cash collateralization of the outstanding undrawn amounts of the Tranche A Portion of the HSBC China L/C and the Bank of America L/C (all such amounts to be prepaid in respect of the obligations referred to in this subclause (B) shall be paid to the Collateral Agent in accordance with the last two paragraphs of Section 5(d) of the Intercreditor Agreement), (ii) second to the outstanding principal balance of the Swingline Loans, (iii) third to the outstanding principal balance of the

Revolving Credit Loans ratably in accordance with each Lender's proportionate share of the Revolving Credit Loans, with the Total Revolving Credit Commitment being automatically and permanently reduced in an amount equal to such prepayment on account of the Revolving Credit Loans and, after the Revolving Credit Loans have been prepaid in full, to cash collateralize the L/C Exposure in an amount equal to 105% of the L/C Exposure, (iv) fourth, on a pro rata basis, (A) to the outstanding principal balance (in inverse order of maturity) of the Tranche B Term Loans held by each Lender ratably in accordance with each Lender's proportionate share of the Tranche B Term Loans and (B) to the cash collaterization of the outstanding undrawn amounts of the Tranche B Portion of the HSBC China L/C (all such amounts to be prepaid in respect of the obligations referred to in this subclause (B) shall be paid to the Collateral Agent in accordance with the last two paragraphs of Section 5(d) of the Intercreditor Agreement), and (v) fifth the remainder may be retained by the Borrower.

         (f) In the event a Default or an Event of Default has occurred and is then continuing, at any time a prepayment is required under Section 2.11(b), (c) or (d), then such prepayment shall be applied in accordance with the terms of the Intercreditor Agreement. Upon any such prepayment, the Total Revolving Credit Commitment shall be automatically and permanently reduced in an amount equal to the amount so prepaid on account of the Revolving Credit Loans.

         (g) All prepayments of Loans under this Section 2.11 shall, as regards Interest Rate Type, be applied first to Base Rate Loans, and, subject to Section 2.11(h) hereof, then to Eurodollar Loans in the order of the scheduled expiry of Interest Periods with respect thereto (i.e. those Eurodollar Loans with Interest Periods which end sooner would be paid before those with Interest Periods which end later).

         (h) All prepayments under this Section 2.11 shall be accompanied by accrued but unpaid interest on the principal amount being prepaid to (but not including) the date of prepayment.

         (i) If on any day on which Loans would otherwise be required to be prepaid pursuant to this Section 2.11, but for the operation of this Section 2.11(h) (each a "Prepayment Date"), the amount of such required prepayment exceeds the then outstanding aggregate principal amount of Base Rate Loans which are of the Tranche required to be prepaid, and no Default or Event of Default exists or is continuing, then on such Prepayment Date, (i) the Borrower shall deposit Dollars into the Cash Collateral Account in an amount equal to such excess, and only the outstanding Base Rate Loans which are of the Tranche required to be prepaid shall be required to be prepaid on such Prepayment Date and (ii) on the last day of each Interest Period after such Prepayment Date in effect with respect to a Eurodollar Loan which is of the Tranche required to be prepaid, the Administrative Agent is irrevocably authorized and directed to apply funds from the Cash Collateral Account (and liquidate investments held in the Cash Collateral Account as necessary) to prepay such Eurodollar Loans for which the Interest Period is then ending to the extent funds are available in the Cash Collateral Account.

         SECTION 2.12 Amortization of Tranche A Term Loans. The Borrower shall be required to repay the principal amount of the Tranche A Term Loans, to the extent then outstanding: (i) on or before the last Business Day of the Borrower's first fiscal quarter for the

Borrower's fiscal year ending January 2007 in an amount equal to 50% of the amount by which Consolidated EBITDAR for the Borrower's fiscal year ending January 2006 exceeds $30,000,000, (ii) on or before the last Business Day of the Borrower's first fiscal quarter for the Borrower's fiscal year ending January 2008 in an amount equal to 50% of the amount by which Consolidated EBITDAR for the Borrower's fiscal year ending January 2007 exceeds $42,500,000, and (iii) in equal installments of $1,500,000 each, commencing on the last Business Day of the Borrower's first fiscal quarter for the Borrower's fiscal year ending January 2008 and continuing on the last Business Day of each fiscal quarter thereafter through the Tranche A Term Loan Maturity Date, and any outstanding balance of the Tranche A Term Loans on the Tranche A Term Loan Maturity Date.

         SECTION 2.13 Default Interest; Alternate Rate of Interest. (a) In the event that, and for so long as, (i) any Event of Default described in Section 7.1(b), 7.1(c), 7.1(h) or 7.1(i) hereof shall have occurred and be continuing, or (ii) any other Event of Default shall have occurred and be continuing and the Borrower shall have received written notice from the Administrative Agent that the default rate shall be in effect, the Borrower shall on demand from time to time pay interest, to the extent permitted by Applicable Law, on all Loans and overdue amounts outstanding up to (but not including) the date of actual payment of such Loan or overdue amount (after as well as before judgment) (i) for the remainder of the then current Interest Period for each Eurodollar Loan, at 2% in excess of the rate then in effect for each such Eurodollar Loan and (ii) for all periods subsequent to the then current Interest Period for each Eurodollar Loan and for all Base Rate Loans of a particular Tranche, at 2% in excess of the rate then in effect for Base Rate Loans of the same Tranche, provided, that to the extent interest paid on account of any Tranche B Term Loan shall be PIK Interest, the 2% default interest rate shall apply to such Tranche B Term Loans and such default interest shall continue to accrue as PIK interest so long as such Tranche B Term Loans shall not have been accelerated in accordance with the provisions of Section 7 of this Credit Agreement.

         (b) In the event, and on each occasion, that on or before the day on which the Adjusted LIBO Rate for a Eurodollar Loan is to be determined as set forth herein, (i) the Administrative Agent shall have received notice from any Lender of such Lender's determination (which determination, absent manifest error, shall be conclusive) that Dollar deposits in an amount equal to the principal amount of such Lender's Eurodollar Loan are not generally available in the London Interbank Market or that the rate at which such Dollar deposits are being offered will not adequately and fairly reflect the cost to such Lender of making or maintaining the principal amount of such Lender's Eurodollar Loan during the applicable Interest Period or (ii) the Administrative Agent shall have determined that reasonable means do not exist for ascertaining the applicable Adjusted LIBO Rate, the Administrative Agent shall, as soon as practicable thereafter, give written or facsimile notice of such determination by such Lender or the Administrative Agent to the Borrower and the Lenders and any request by the Borrower for a Eurodollar Loan pursuant to Section 2.3 or conversion to or continuation as a Eurodollar Loan pursuant to Section 2.14, made after receipt of such notice and until the circumstances giving rise to such notice no longer exist, shall be deemed to be a request for a Base Rate Loan; provided, however, that in the circumstances described in clause (i) above, such deemed request shall only apply to the affected Lender's portion thereof.

         SECTION 2.14 Continuation and Conversion of Loans. The Borrower shall have the right, (i) on the last day of an Interest Period, to convert any Eurodollar Loan or portion thereof to a Base Rate Loan or to continue any Eurodollar Loan for a successive Interest Period, or (ii) to convert any Base Rate Loan (other than a Swingline Loan) or portion thereof to a Eurodollar Loan, subject to the following:

         (a) at least three (3) Business Days prior to any conversion or continuation hereunder, the Borrower shall give the Administrative Agent written, facsimile or telephonic (promptly confirmed in writing) notice with respect thereto; such notice shall be irrevocable and to be effective, must be received by the Administrative Agent on the day required not later than 11:30 a.m. New York time;

         (b) no Event of Default shall have occurred and be continuing at the time of any conversion to a Eurodollar Loan or continuation of a Eurodollar Loan into a subsequent Interest Period;

         (c) the aggregate principal amount of Loans continued as, or converted to, Eurodollar Loans as part of the same continuation or conversion, shall be in a minimum amount of $5,000,000 or in such greater amount which is an integral multiple of $1,000,000;

         (d) if fewer than all Loans of a particular Tranche at the time outstanding shall be continued or converted, such continuation or conversion shall be made pro rata among the Lenders in accordance with the respective principal amount of such Loans held by the Lenders immediately prior to such continuation or conversion;

         (e) no Base Rate Loan (or portion thereof) may be converted to a Eurodollar Loan and no Eurodollar Loan may be continued as a Eurodollar Loan if, after such conversion or continuation, and after giving effect to any concurrent prepayment of Loans, an aggregate of more than the number of separate Eurodollar Loans permitted under Section 2.3(c) hereof would be outstanding hereunder;

         (f) the Interest Period with respect to a new Eurodollar Loan effected by a continuation or conversion shall commence on the date of such continuation or conversion;

         (g) accrued interest on a Eurodollar Loan (or portion thereof) being converted to a Base Rate Loan shall be paid by the Borrower at the time of conversion; and

         (h) each request for a continuation as, or conversion to, a Eurodollar Loan which fails to state an applicable Interest Period shall be deemed to be a request for an Interest Period of one month.

Subject to the foregoing, in the event that the Borrower shall not give notice to continue or convert any Eurodollar Loan as provided above, such Loan (unless repaid) shall automatically be converted to a Base Rate Loan at the expiration of the then current Interest Period. The Administrative Agent shall, after it receives notice from the Borrower, promptly give the Lenders notice of any continuation or conversion.

         SECTION 2.15 Reimbursement of Lenders. (a) The Borrower shall reimburse each Lender on demand for any loss (excluding any loss of Applicable Interest Margin) incurred or to be incurred by such Lender in the re-employment of the funds released (i) by any prepayment or conversion (for any reason whatsoever) of a Eurodollar Loan if such Loan is prepaid or converted prior to the last day of the Interest Period for such Loan or (ii) in the event that after the Borrower delivers a notice of borrowing under Section 2.3 or notice of continuation or conversion under Section 2.14 in respect of a Eurodollar Loan, such Loan is not made, continued or converted on the first day of the Interest Period specified in the applicable notice for any reason other than (I) a suspension or limitation under Section 2.13(b) of the right of the Borrower to select a Eurodollar Loan or (II) a breach by such Lender of its obligation to fund such Borrowing when it was otherwise required to do so hereunder. Such loss shall be the amount as reasonably determined by such Lender as the excess, if any, of (A) the amount of interest which would have accrued to such Lender on the amount so paid or not borrowed, continued or converted at a rate of interest equal to the interest rate applicable to such Loan pursuant to Section 2.7 hereof, for the period from the date of such payment or failure to borrow, continue or convert to the last day (excluding the Applicable Interest Margin)
(x) in the case of a payment prior to the last day of the Interest Period for such Loan, to the last day of the then current Interest Period for such Loan, or
(y) in the case of a failure to borrow, continue or convert, to the last day of the Interest Period for such Loan which would have commenced on the date of such failure to borrow, continue or convert, over (B) the amount realized by such Lender in re-employing the funds not advanced or the funds received in prepayment or realized from the Loan not so continued or converted during the period referred to above. Each Lender shall deliver to the Borrower and to the Administrative Agent from time to time one or more certificates setting forth the amount of such loss (and in reasonable detail the manner of computation thereof) as determined by such Lender, which certificates shall be conclusive absent manifest error. The Borrower shall pay such Lender the amounts shown on such certificate within ten (10) days of the Borrower's receipt of such certificate.

         (b) In the event the Borrower fails to prepay any Loan on the date specified in any prepayment notice delivered pursuant to Section 2.10, the Borrower, on demand by any Lender, shall pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any actual loss incurred by such Lender as a result of such failure to prepay, including, without limitation, any loss, cost or expenses incurred by reason of the acquisition of deposits or other funds by such Lender to fulfill obligations incurred in anticipation of such prepayment. Each Lender shall deliver to the Borrower and to the Administrative Agent from time to time one or more certificates setting forth the amount of such loss (and in reasonable detail the manner of computation thereof) as determined by such Lender, which certificates shall be conclusive absent manifest error. The Borrower shall pay the Administrative Agent for the account of such Lender the amounts shown on such certificate within ten (10) days of the Borrower's receipt of such certificate.

         SECTION 2.16 Change in Circumstances. (a) In the event that after the Initial Date, any change in Applicable Law or in the interpretation or administration thereof (including, without limitation, any request, guideline or policy not having the force of law) by any Governmental Authority charged with the administration or interpretation thereof or, with respect to clauses (ii),
(iii) or (iv) below any changes in conditions, shall occur which shall:

         (i) subject any Lender to, or increase the net amount of, any tax, levy, impost, duty, charge, fee, deduction or withholding with respect to any Eurodollar Loan (other than withholding tax imposed by the United States of America or any political subdivision or taxing authority thereof or therein or any other tax, levy, impost, duty, charge, fee, deduction or withholding (x) that is measured with respect to the overall net income of such Lender or of a Lending Office of such Lender, or the franchise taxes imposed in lieu thereof and that is imposed by the United States of America, or by the jurisdiction in which such Lender or Lending Office is incorporated, in which such Lending Office is located, managed or controlled or in which such Lender has its principal office or a presence not otherwise connected with, or required by, this transaction (or any political subdivision or taxing authority thereof or therein), or (y) that is imposed solely by reason of any Lender failing to make a declaration of, or otherwise to establish, nonresidence, or to make any other claim for exemption, or otherwise to comply with any certification, identification, information, documentation or reporting requirements prescribed under the laws of the relevant jurisdiction, in those cases where a Lender may properly make such declaration or claim or so establish nonresidence or otherwise comply); or

         (ii) change the basis of taxation of any payment to any Lender of principal of or interest on any Eurodollar Loan or other fees and amounts payable to any Lender hereunder, or any combination of the foregoing, other than withholding tax imposed by the United States of America or any political subdivision or taxing authority thereof or therein or any other tax, levy, impost, duty, charge, fee, deduction or withholding that is measured with respect to the overall net income of such Lender or of a Lending Office of such Lender, or the franchise taxes imposed in lieu thereof and that is imposed by the United States of America, or by the jurisdiction in which such Lender or Lending Office is incorporated, in which such Lending Office is located, managed or controlled or in which such Lender has its principal office or a presence not otherwise connected with, or required by, this transaction (or any political subdivision or taxing authority thereof or therein); or

         (iii) impose, modify or deem applicable any reserve, deposit or similar requirement against any assets held by, deposits with or for the account of, or loans or commitments by, an office of such Lender with respect to any Eurodollar Loan; or

         (iv) impose upon such Lender or the London Interbank Market any other condition with respect to the Eurodollar Loans or this Credit Agreement;

and the result of any of the foregoing shall be to increase the actual cost to such Lender of making or maintaining any Eurodollar Loan hereunder or to reduce the amount of any payment (whether of principal, interest or otherwise) received or receivable by such Lender in connection with any Eurodollar Loan hereunder, or to require such Lender to make any payment in connection with any Eurodollar Loan hereunder, in each case by or in an amount which such Lender in its sole judgment shall deem material, then and in each case, the Borrower agrees to pay to the Administrative Agent for the account of such Lender, in accordance with, and as provided in, paragraph (c) below, such amounts as shall be necessary to compensate such Lender for such cost, reduction or payment.

         (b) If at any time and from time to time after the Initial Date, any Lender shall have determined that the applicability of any law, rule, regulation or guideline regarding capital adequacy which is adopted after the Initial Date, or any change in any law, rule, regulation or guideline regarding capital adequacy or in the interpretation or administration of any of the foregoing by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or the compliance by any Lender (or any Lending Office of such Lender) or any Lender's holding company with any request or directive issued after the Initial Date regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Credit Agreement or the Loans made or Letters of Credit issued pursuant hereto to a level below that which such Lender or such Lender's holding company could have achieved but for such applicability, adoption, change or compliance (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy) by an amount deemed by such Lender in its sole judgment to be material, then from time to time the Borrower agrees to pay to the Administrative Agent for the account of such Lender, in accordance with, and as provided in, paragraph (c) below, such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered to the extent attributable to this Credit Agreement or the Loans made or Letters of Credit issued pursuant hereto.

         (c) Each Lender shall deliver to the Borrower and to the Administrative Agent from time to time one or more certificates setting forth the amounts due to such Lender under paragraph (a) or (b) above, the changes as a result of which such amounts are due and the manner of computing such amounts. Each such certificate shall be conclusive in the absence of manifest error. The Borrower shall pay to the Administrative Agent for the account of each such Lender the amounts shown as due on any such certificate within ten (10) days after the Borrower's receipt of the same. No failure on the part of any Lender to demand compensation under paragraph (a) or (b) above on any one occasion shall constitute a waiver of its right to demand such compensation on any other occasion. The protection of this Section 2.16 shall be available to each Lender regardless of any possible contention of the invalidity or inapplicability of any law, regulation or other condition which shall give rise to any demand by such Lender for compensation hereunder.

         (d) Each Lender agrees that after it becomes aware of the occurrence of an event or the existence of a condition that (i) would cause it to incur any increased cost hereunder or render it unable to perform its agreements hereunder for the reasons specifically set forth in Section 2.13(b), this Section 2.16,
Section 2.17 or Section 2.21(g) or (ii) would require the Borrower to pay an increased amount under Section 2.13(b), this Section 2.16, Section 2.17 or
Section 2.21(g), it will use reasonable efforts to notify the Borrower in writing of such event or condition and, to the extent not inconsistent with such Lender's internal policies, will use its reasonable efforts to make, fund or maintain the affected Loans of such Lender, or if applicable, participate in Letters of Credit as required by Section 2.21, through another Lending Office of such Lender if as a result thereof the additional monies which would otherwise be required to be paid or the reduction of amounts receivable by such Lender hereunder in respect of such Loans, Letters of Credit or participations therein would be materially reduced, or such inability to perform would cease to exist, or the increased costs which would otherwise be required to be paid in respect of such Loans, Letters of Credit or participations pursuant to Section 2.13(b), this Section 2.16, Section 2.17 or Section 2.21 would be materially reduced or the taxes or other amounts otherwise payable under Section 2.13(b), this Section 2.16,
Section 2.17 or Section 2.21 would be materially reduced, and if, as determined by such Lender, in its sole discretion, the making, funding or maintaining of such Loans, Letters of Credit or participations therein through such other Lending Office would not otherwise materially adversely affect such Loans, Letters of Credit or participations therein or such Lender.

         (e) If the Borrower shall receive notice from any Lender that Eurodollar Loans are no longer available from such Lender pursuant to Section
2.17 that amounts are due to such Lender pursuant to subparagraph (c) hereof, that any of the events designated in subparagraph (d) hereof have occurred, or that an event has occurred that would cause the Borrower to pay any amount pursuant to clause (c) of Section 2.18, the Borrower may (but subject in any such case to the payments required by this Credit Agreement, including, without limitation Section 2.15 hereof), upon at least five (5) Business Days' prior written or facsimile notice to such Lender and the Administrative Agent, but not more than thirty (30) days after receipt of notice from such Lender, identify to the Administrative Agent a lending institution ("Purchasing Lender") reasonably acceptable to the Borrower and the Administrative Agent (and that qualifies as an Eligible Assignee), which will purchase (for an amount, in immediately available funds, equal to the principal amount of outstanding Loans payable to such Lender, plus all accrued but unpaid interest and fees payable to such Lender) the Commitments (if applicable), the amount of outstanding Loans and participations in Letters of Credit (if applicable), from the Lender providing such notice, and such Lender shall thereupon assign its Commitments (if applicable), its participations in Letters of Credit (if applicable) and any Loans owing to such Lender, and any notes held by such Lender to such Purchasing Lender pursuant to Section 10.3 hereof.

         SECTION 2.17 Change in Legality. (a) Notwithstanding anything to the contrary contained elsewhere in this Credit Agreement, if any change after the date hereof in Applicable Law, guideline or order, or in the interpretation thereof by any Governmental Authority charged with the administration thereof, shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to a Eurodollar Loan, then, by written notice to the Borrower and the Administrative Agent, such Lender may (i) declare that Eurodollar Loans will not thereafter be made by such Lender hereunder and/or (ii) require that, subject to Section 2.15, all outstanding Eurodollar Loans made by it be converted to Base Rate Loans, whereupon all of such Eurodollar Loans shall automatically be converted to Base Rate Loans, as of the effective date of such notice as provided in paragraph (b) below. Such Lender's pro rata portion of any subsequent Eurodollar Loan shall, instead, be a Base Rate Loan unless such declaration is subsequently withdrawn.

         (b) A notice to the Borrower by any Lender pursuant to paragraph (a) above shall be effective for purposes of clause (ii) thereof, if lawful, on the last day of the current Interest Period for each outstanding Eurodollar Loan; and in all other cases, on the date of receipt of such notice by the Borrower.

         SECTION 2.18 Taxes. (a) Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Fundamental Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with Applicable Law.

         (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with Applicable Law.

         (c) The Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Bank, within 30 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder or under any Fundamental Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error.

         (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

         (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate.

         (f) If the Administrative Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.18, it shall pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.18 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that the Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This Section shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrower or any other Person.

         (g) At the request of Borrower, each Lender shall use reasonable efforts (including reasonable efforts to change its applicable Lending Office) to avoid the imposition of any Taxes for which the Borrower is required to pay additional amounts pursuant to Section 2.18(a); provided, however, that such efforts shall be consistent with the past practices and internal policy of the Lender and shall not require the Lender to incur additional costs or comply with legal or regulatory requirements that the Lender considers in its good faith judgment to be disadvantageous.

         SECTION 2.19 Interest Adjustments. If the provisions of this Credit Agreement or any note evidencing any of the Loans hereunder would at any time require payment by the Borrower to a Lender of any amount of interest in excess of the maximum amount then permitted by Applicable Law, the applicable interest payments to that Lender in connection with such Loan shall be reduced to the extent and in such a manner as is necessary in order that such Lender shall not receive interest in excess of such maximum amount. If, as a result of the foregoing, a Lender shall receive interest payments hereunder with respect to a Loan or under a note evidencing such Loan in an amount less than the amount otherwise provided hereunder, such deficit (hereinafter called the "Interest Deficit") will, to the fullest extent permitted by Applicable Law, cumulate and will be carried forward (without interest) until the Facility Termination Date (except to the extent paid pursuant to the immediately succeeding sentence). Interest otherwise payable to a Lender hereunder with respect to such Loan and under any note evidencing such Loan for any subsequent period shall be increased by the maximum amount of the Interest Deficit that may be so added without causing such Lender to receive interest in excess of the maximum amount then permitted by Applicable Law.

         The amount of any Interest Deficit relating to any Loan and any note evidencing such Loan shall be treated as a prepayment premium and shall, to the fullest extent permitted by Applicable Law, be paid in full at the time of any optional prepayment by the Borrower to the Lenders of all the Loans within the applicable Tranche at that time outstanding pursuant to Section 2.10 hereof. The amount of any Interest Deficit relating to a Loan and any note at the time of any complete payment of the Loans within the applicable Tranche at that time outstanding (other than an optional prepayment thereof pursuant to Section 2.10 hereof) shall be canceled and not paid.

         SECTION 2.20 Manner of Payments. Except as otherwise provided in this Credit Agreement and the Intercreditor Agreement, all payments of principal and interest by the Borrower in respect of any Loans shall be allocated pro rata among the Lenders holding such Loans in accordance with the then outstanding principal amounts of such Loans held by them. All payments by the Borrower hereunder and under any notes evidencing the Loans hereunder shall be made without offset, counterclaim, recoupment, defense, setoff or other deduction in Dollars, in Federal or other immediately available funds, at the office of the Administrative Agent, 1111 Fannin, 10th Floor, Houston, Texas 77002, Attention:
Glenn Hector, for credit to Oneida Ltd., no later than 1:00 p.m.(New York time), on the date on which such payment shall be due (except for payments to be made directly to the Issuing Bank or the Swingline Lender as expressly provided herein). Any payment received at such office after such time shall be deemed received on the following Business Day. The Administrative Agent shall distribute any payment received by it for the account of any Lender to such Lender promptly following receipt thereof.

         SECTION 2.21 Letters of Credit. (a) (i) Upon the terms and subject to the conditions hereof and of Applicable Law, the Issuing Bank agrees, upon the request of the Borrower, to issue Letters of Credit (and to extend Letters of Credit previously issued hereunder) payable in Dollars from time to time after the Closing Date and prior to the Revolving Credit Commitment Termination Date; provided, however, that (A) the Borrower shall not request, and the Issuing Bank shall not issue, any Letter of Credit if, after giving effect thereto, the sum of the then current L/C Exposure, plus the aggregate principal amount of all Revolving Credit Loans then outstanding, plus the aggregate principal amount of all Swingline Loans then outstanding, would exceed the Total Revolving Credit Commitment, (B) the Borrower shall not request, and the Issuing Bank shall not issue, any Letter of Credit having an expiration date (x) later than the tenth day prior to the Revolving Credit Commitment Termination Date or (y) more than one year after its date of issuance or extension; provided, however, that a Letter of Credit may, if requested by the Borrower, provide that such Letter of Credit is renewable for successive periods of one year or less, unless the Issuing Bank shall have delivered a notice of non-renewal to the beneficiary of such Letter of Credit and (C) the Borrower shall not request, and the Issuing Bank shall not issue, any Letter of Credit if, after giving effect thereto, the then current L/C Exposure with respect to Letters of Credit would exceed $11,000,000.

         (ii) Immediately upon the issuance of each Letter of Credit, each Revolving Credit Lender shall be deemed to, and hereby agrees to, have irrevocably purchased from the Issuing Bank a participation in such Letter of Credit in accordance with such Revolving Credit Lender's Percentage of the Total Revolving Credit Commitment.

         (iii) Each Letter of Credit may, at the option of the Issuing Bank, provide that the Issuing Bank may (but shall not be required to) pay all or any part of the maximum amount which may at any time be available for drawing thereunder to the beneficiary thereof upon the occurrence or continuation of an Event of Default and the acceleration of the maturity of the Loans; provided, that, if payment is not then due to the beneficiary, the Issuing Bank shall deposit the funds in question in a segregated account with the Issuing Bank to secure payment to the beneficiary and any funds so deposited shall be paid to the beneficiary of the Letter of Credit if conditions to such payment are satisfied or returned to the Issuing Bank for distribution to the Revolving Credit Lenders (or, if all Obligations shall have been indefeasibly paid in full in cash, to the Borrower) if no payment to the beneficiary has been made and the final date available for drawings under the Letter of Credit has passed. Each payment or deposit of funds by the Issuing Bank as provided in this paragraph shall be treated for all purposes of this Credit Agreement as a drawing duly honored by such Issuing Bank under the related Letter of Credit.

         (b) Whenever the Borrower desires the issuance of a Letter of Credit, it shall deliver to the Administrative Agent and the Issuing Bank a written notice no later than 1:00 p.m. (New York time) at least two (2) Business Days prior to the proposed date of issuance (or such lesser time as is acceptable to the Issuing Bank). Such notice shall specify (i) the proposed date of issuance (which shall be a Business Day), (ii) the face amount of the Letter of Credit,
(iii) the expiration date of the Letter of Credit and (iv) the name and address of the beneficiary. Such notice shall be accompanied by a brief description of the underlying transaction and upon request of the Issuing Bank or the Administrative Agent, the Borrower shall provide additional details regarding the underlying transaction. Concurrently with the giving of written notice of a request for the issuance of a Letter of Credit, the Borrower shall specify a precise description of the documents and the verbatim text of any certificate to be presented by the beneficiary of such Letter of Credit which, if presented by such beneficiary prior to the expiration date of the Letter of Credit, would require the Issuing Bank to make payment under the Letter of Credit; provided, however, that the Issuing Bank, in its reasonable discretion, may require customary changes in any such documents and certificates to be presented by the beneficiary. Any Letter of Credit shall be issued solely for one of the following purposes: (1) for purposes consistent with past practices of the Borrower, (2) for the benefit of Niagara Ceramics Corporation to replace the escrowed funds referred to in Section 2.11(d)(i), (3) to provide credit support for the Borrower's obligations under and pursuant to a Hedging Agreement in accordance with the terms of the applicable Hedging Agreement, (4) to provide credit support for indemnity obligations of a Credit Party or Subsidiary thereof in connection with the sale or lease of an asset permitted hereunder (provided, that the applicable indemnity obligation is not prohibited by the terms of this Credit Agreement), (5) in connection with a Permitted Lien or (6) for such other purpose as has been approved by the Administrative Agent and the Issuing Bank. Upon issuance of each Letter of Credit, the Issuing Bank shall notify the Administrative Agent of the issuance of such Letter of Credit. Upon request by a Revolving Credit Lender, the Administrative Agent shall notify each such Revolving Credit Lender of the issuance and the amount of such Revolving Credit Lender's respective participation in the applicable Letter of Credit.

         (c) Each Letter of Credit shall be subject to (i) the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 500, or any successor publication, as adopted or amended from time to time (the "Uniform Customs") and (ii) as to matters not addressed by the Uniform Customs, the law of the State of New York. The Issuing Bank shall be entitled to honor any drafts and accept any documents presented to it by the beneficiary of such Letter of Credit in accordance with the terms of such Letter of Credit and believed by the Issuing Bank in good faith to be genuine. The Issuing Bank shall not have any duty to inquire as to the accuracy or authenticity of any draft or other drawing documents which may be presented to it, but shall be responsible only to determine in accordance with customary commercial practices that the documents which are required to be presented before payment or acceptance of a draft under any Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit.

         (d) If the Issuing Bank shall make payment on any draft presented under a Letter of Credit (regardless of whether a Default, Event of Default or acceleration has occurred), the Issuing Bank shall give notice of such payment to the Administrative Agent and the Revolving Credit Lenders, and each Revolving Credit Lender hereby authorizes and requests the Issuing Bank to advance for its account, pursuant to the terms hereof, its share of such payment based upon its participation in the Letter of Credit and agrees promptly to reimburse the Issuing Bank in immediately available funds in Dollars for the amount so advanced on its behalf by the Issuing Bank. If any such reimbursement is not made by any Revolving Credit Lender in immediately available funds on the same day on which the Issuing Bank shall have made payment on any such draft, such Revolving Credit Lender shall pay interest thereon to the Issuing Bank at a rate per annum equal to the Issuing Bank's cost of obtaining overnight funds in the Federal Funds market for the first three (3) days following the time when such Revolving Credit Lender fails to make the required reimbursement, and thereafter at a rate per annum equal to the Base Rate plus the Applicable Interest Margin for Base Rate Loans which are Revolving Credit Loans.

         (e) The Borrower is absolutely, unconditionally and irrevocably obligated to reimburse all amounts drawn under each Letter of Credit. If any draft is presented under a Letter of Credit, the payment of which is required to be made at any time on or before the Revolving Credit Commitment Termination Date, then payment by the Issuing Bank of such draft shall constitute a Revolving Credit Loan (which is a Base Rate Loan) hereunder and interest shall accrue from the date the Issuing Bank makes payment on such draft under such Letter of Credit. If any draft is presented under a Letter of Credit, the payment of which is required to be made after the Revolving Credit Commitment Termination Date or at the time when an Event of Default or Default shall have occurred and then be continuing, then the Borrower shall immediately pay to the Issuing Bank, in immediately available funds, the full amount of such draft together with interest thereon at a rate per annum of 2% in excess of the rate then in effect for Revolving Credit Loans which are Base Rate Loans from the date on which the Issuing Bank makes such payment of such draft until the date it receives full reimbursement for such payment from the Borrower. The Borrower further agrees that the Issuing Bank may reimburse itself for such drawing from the balance in any other account of the Borrower maintained with the Issuing Bank.

         (f) (i) The Borrower agrees to pay the following amounts to the Issuing Bank with respect to Letters of Credit issued by it hereunder:

              (A) with respect to the issuance, amendment, transfer or other transaction related to a Letter of Credit and each drawing made thereunder, documentary and processing charges in accordance with the Issuing Bank's standard schedule for such charges in effect at the time of such issuance, amendment, transfer, drawing or other transaction, as the case may be; and

              (B) a fronting fee payable directly to the Issuing Bank, for its sole account, for the period from and including the Closing Date to, but excluding, the Revolving Credit Commitment Termination Date computed at a rate equal to one-quarter of one percent (1/4 of 1%) per annum of the daily average L/C Exposure (calculated in the same manner as interest on a Eurodollar
         Loan), such fee to be due and payable in arrears on the last day of each calendar month (commencing the last day of the month during which the Closing Date shall have occurred) prior to the Revolving Credit Commitment Termination Date or the expiration of the last outstanding Letter of Credit (whichever is later) and on the later of the Revolving Credit Commitment Termination Date and the expiration of the last outstanding Letter of Credit.

         (ii) The Borrower agrees to pay to the Administrative Agent for distribution to each Revolving Credit Lender in respect of its L/C Exposure, such Revolving Credit Lender's pro rata share (based on its Revolving Credit Commitment) of a commission equal to (A) a per annum percentage rate equal to the Applicable Interest Margin for Revolving Credit Loans which are Eurodollar Loans multiplied by (B) the average daily amount of the L/C Exposure. Such commission shall be calculated in the same manner as interest on a Eurodollar Loan and shall be due and payable in arrears on and through the last day of each March, June, September and December (commencing the last day of September 2004) prior to the Revolving Credit Commitment Termination Date or the expiration of the last outstanding Letter of Credit (whichever is later) and on the later of the Revolving Credit Commitment Termination Date and the expiration of the last outstanding Letter of Credit. From the occurrence and during the continuance, of an Event of Default, such commission shall be increased to an amount equal to 2% plus the Applicable Interest Margin for Revolving Credit Loans which are Eurodollar Loans multiplied by the daily average amount of the L/C Exposure; and

         (iii) Promptly upon receipt by the Issuing Bank or the Administrative Agent of any amount described in clause (ii) of this Section 2.21(f), or any amount described in Section 2.21(e) previously reimbursed to the Issuing Bank by the Revolving Credit Lenders, the Issuing Bank or the Administrative Agent (as applicable) shall distribute to each Revolving Credit Lender its pro rata share of such amount based on its participation in, or amount paid by such Revolving Credit Lender with respect to, the applicable Letter(s) of Credit. Amounts payable under clauses (i)(A) and
     (i)(B) of this Section 2.21(f) shall be paid directly to the Issuing Bank and shall be for its exclusive use.

         (g) If by reason of (i) any change in Applicable Law after the Initial Date, or in the interpretation or administration thereof (including, without limitation, any request, guideline or policy not having the force of law) by any Governmental Authority charged with the administration or interpretation thereof, or (ii) compliance by the Issuing Bank or any Revolving Credit Lender with any direction, request or requirement (whether or not having the force of law) issued after the Initial Date by any Governmental Authority or monetary authority, including, without limitation, any change whether or not proposed or published prior to the Initial Date and any modifications to Regulation D occurring after the Initial Date:

              (A) the Issuing Bank or any Revolving Credit Lender shall be subject to any tax, levy, impost, duty, fee, charge, deduction or withholding of any nature with respect to any Letter of Credit (other than withholding tax imposed by the United States of America or any other tax, levy, impost, duty, fee, charge, deduction or withholding (1) that is measured with respect to the overall net income of the Issuing Bank or such Revolving Credit Lender or of a Lending Office of the Issuing Bank or such Revolving Credit Lender, or the franchise taxes imposed in lieu thereof and that is imposed by the United States of America, or by the jurisdiction in which the Issuing Bank or such Revolving Credit Lender is incorporated, or in which such Lending Office is located, managed or controlled or in which the Issuing Bank or such Revolving Credit Lender has its principal office or a presence which is not otherwise connected with, or required by, this transaction (or any political subdivision or taxing authority thereof or therein) or (2) that is imposed solely by reason of the Issuing Bank or such Revolving Credit Lender failing to make a declaration of, or otherwise to establish, nonresidence or to make any other claim for exemption, or otherwise to comply with any certification, identification, information, documentation or reporting requirements prescribed under the laws of the relevant jurisdiction, in those cases where the Issuing Bank or such Revolving Credit Lender may properly make the declaration or claim or so establish nonresidence or otherwise comply), or to any variation thereof or to any penalty with respect to the maintenance or fulfillment of its obligations under this
         Section 2.21, whether directly or by such being imposed on or suffered by the Issuing Bank or any Revolving Credit Lender;

              (B) the basis of taxation of any fee or amount payable hereunder with respect to any Letter of Credit or any participation therein shall be changed;

              (C) any reserve, deposit or similar requirement is or shall be applicable, imposed or modified in respect of any Letter of Credit issued by the Issuing Bank or participations therein purchased by any Revolving Credit Lender; or

              (D) there shall be imposed on the Issuing Bank or any Revolving Credit Lender any other condition regarding this Section 2.21, any Letter of Credit or any participation therein;

and the result of the foregoing is to directly or indirectly increase from the conditions that exist on the Initial Date the cost to the Issuing Bank or any Lender of issuing, making or maintaining any Letter of Credit or of purchasing or maintaining any participation therein, or to reduce the amount receivable in respect thereof by the Issuing Bank or any Lender, then and in any such case the Issuing Bank or such Lender may, at any time, notify the Borrower, and the Borrower shall pay on demand such amounts as the Issuing Bank or such Lender may specify to be necessary to compensate the Issuing Bank or such Lender for such additional cost or reduced receipt. Sections 2.16(b), (c) and (d) shall in all instances apply to the Issuing Bank and any Lender with respect to the Letters of Credit issued hereunder. The determination by the Issuing Bank or any Lender, as the case may be, of any amount due pursuant to this Section 2.21 as set forth in a certificate setting forth the calculation thereof in reasonable detail shall, in the absence of manifest error, be final, conclusive and binding on all of the parties hereto.

         (h) If at any time when an Event of Default shall have occurred and be continuing, any Letters of Credit shall remain outstanding, then the Issuing Bank may, and if directed by the Required Revolving Credit Lenders shall, require the Borrower to deliver to the Administrative Agent cash or Cash Equivalents in an amount equal to 105% of the amount of the L/C Exposure, a "back-to-back" letter of credit to the Issuing Bank in a form reasonably satisfactory to the Issuing Bank, issued by a bank reasonably satisfactory to the Issuing Bank, or to furnish other security acceptable to the Issuing Bank and the Required Revolving Credit Lenders. Any amounts so delivered pursuant to the preceding sentence shall be applied to reimburse the Issuing Bank for the amount of any drawings honored under Letters of Credit and any costs associated with the Letters of Credit; provided, however, that if prior to the Revolving Credit Commitment Termination Date, (i) no Default or Event of Default is then continuing, then the Administrative Agent shall return all of such collateral relating to such deposit to the Borrower if requested by it or (ii) Letters of Credit shall expire or be returned by the beneficiary so that the amount of the cash or Cash Equivalents delivered to the Administrative Agent hereunder shall exceed 105% of the then current L/C Exposure, then such excess shall first be applied to pay any Obligations owing to the Revolving Credit Lenders under this Credit Agreement and the remainder shall be returned to the Borrower.

         (i) Notwithstanding the termination of the Revolving Credit Commitments and the payment of the Revolving Credit Loans, the obligations of the Borrower under this Section 2.21 shall remain in full force and effect until the Administrative Agent, the Issuing Bank and the Revolving Credit Lenders shall have been irrevocably released from their obligations with regard to any and all Letters of Credit.

         (j) The obligations of the Borrower to reimburse the Issuing Bank and the Revolving Credit Lenders for drawings made under any Letter of Credit shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Credit Agreement under all circumstances, including, without limitation: (i) any lack of validity or enforceability of any Letter of Credit;
(ii) the existence of any claim, setoff, defense or other right which the Borrower may have at any time against a beneficiary of any Letter of Credit or against the Issuing Bank or any of the Revolving Credit Lenders, whether in connection with this Credit Agreement, the transactions contemplated herein or any unrelated transaction; (iii) payment by the Issuing Bank against any draft, demand, certificate or other document presented under any Letter of Credit which proves to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (iv) payment by the Issuing Bank of any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit (including, without limitation, payment by the Issuing Bank in accordance with its usual practices and procedures, subsequent to the expiry date of a Letter of Credit, as long as the Issuing Bank has obtained the consent of the Borrower thereto and has not been notified in writing by the Administrative Agent or a Revolving Credit Lender of the occurrence of the Revolving Credit Commitment Termination Date); (v) any other circumstance or happening whatsoever, which is similar to any of the foregoing; or (vi) the fact that any Event of Default shall have occurred and be continuing (it being understood that any such payment by the Borrower shall be without prejudice to, and shall not constitute a waiver of, any rights the Borrower might have or might acquire against any party as a result of the payment by the Issuing Bank of any draft or the reimbursement by the Borrower thereof).

         SECTION 2.22 Replacement of Lenders. If any Lender requests compensation under Section 2.16, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.18, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.3), all of its interests, rights and obligations under this Credit Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent (unless such consent would not otherwise be required pursuant to Section 10.3(c)) of the Administrative Agent (and if a Revolving Credit Commitment is being assigned, the Issuing Bank), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in Letters of Credit pursuant to Section 2.21(d) and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under
Section 2.16 or payments required to be made pursuant to Section 2.18, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.


3.  REPRESENTATIONS AND WARRANTIES WITH RESPECT TO CREDIT PARTIES

         In order to induce the Agents, the Issuing Bank and the Lenders to enter into this Credit Agreement, to agree to the restructuring provided for herein and to make Loans and to issue or purchase participations in the Letters of Credit provided for herein, the Borrower makes the following representations and warranties to, and agreements with, the Agents, the Issuing Bank and the Lenders, all of which shall survive the execution and delivery of this Credit Agreement, the restructuring described herein, the making of the Loans and the issuance of the Letters of Credit herein contemplated and the execution and delivery of any notes evidencing any of the Loans hereunder:

         SECTION 3.1 Existence and Power. (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of New York and is qualified to do business and is in good standing in all jurisdictions where either (i) the nature of its properties or business so requires or (ii) the failure to be in good standing could reasonably be expected to have a Material Adverse Effect. Schedule 3.1(a) hereto sets forth a list of all jurisdictions in which the Borrower is so qualified.

         (b) Each other Credit Party is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is qualified to do business and is in good standing in all jurisdictions where either (i) the nature of its properties or business so requires or (ii) the failure to be in good standing could reasonably be expected to have a Material

Adverse Effect. Schedule 3.1(b) hereto also sets forth a list of the jurisdiction of organization of each Credit Party and all jurisdictions in which each Credit Party is qualified to do business.

         (c) Each of the Credit Parties has the corporate power and authority
(i) to own its respective properties and carry on its respective business as now being, or as now intended to be, conducted and (ii) to execute, deliver and perform, as applicable, its obligations under the Fundamental Documents and any other documents contemplated hereby or thereby to which it is or will be a party, and to grant to the Collateral Agent, for the benefit of the Secured Parties, a security interest in the Collateral as contemplated by this Credit Agreement and the other Fundamental Documents to which it is or will be a party; and in the case of the Grantors (as defined in the Amended and Restated Security Agreement) to grant to the Collateral Agent for the benefit of the Secured Parties, a lien on the Collateral as contemplated by the Amended and Restated Security Agreement; and in the case of the Pledgors, to pledge to the Collateral Agent for the benefit of the Secured Parties, the Pledged Collateral as contemplated by the Amended and Restated Pledge Security Agreement; and in the case of the Borrower, to execute, deliver and perform its obligations under this Credit Agreement and any notes evidencing any of the Loans hereunder and to borrow hereunder; and in the case of the Guarantors, to guaranty the Obligations as contemplated by the Amended and Restated Consolidated Subsidiary Guaranty Agreement.

         (d) Each of the Credit Parties had the corporate power and authority
(i) to execute, deliver, and perform, as applicable, its obligations under the Existing Fundamental Documents and any other documents in connection therewith to which it is a party and (ii) to grant to the Existing Collateral Agent for the benefit of, among others, the Existing Noteholders and the Existing Lenders, a security interest in the Existing Collateral as contemplated by the Existing Security Documents to which it is a party; and in the case of the Existing Guarantors to guaranty the Existing Secured Obligations as contemplated by the Existing Guarantee Agreements.

         SECTION 3.2 Authority and No Violation. (a) The execution, delivery and performance of this Credit Agreement and the other Fundamental Documents to which it is a party, by each Credit Party, (i) have been duly authorized by all necessary corporate action on the part of each such Credit Party, (ii) will not constitute a violation of any provision of Applicable Law or any order of any Governmental Authority applicable to such Credit Party or any of its respective properties or assets except as would not reasonably be expected to result in a Material Adverse Effect, (iii) will not violate any provision of the Certificate of Incorporation or By-Laws or any other organizational document of any Credit Party or any Subsidiary of a Credit Party, or, in any material respect, any provision of any Regulatory License, or Material Agreement or any Lien to which such Credit Party is a party or by which such Credit Party or any of its respective material properties or assets are bound, (iv) will not be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or create any right to terminate, any such Regulatory License, or Material Agreement except as would not reasonably be expected to result in a Material Adverse Effect and (v) will not result in the creation or imposition of (or the obligation to create or impose) any Lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of any of the Credit Parties or any Subsidiary of a Credit Party other than pursuant to this Credit Agreement or the other Fundamental Documents except as would not reasonably be expected to result in a Material Adverse Effect.

         (b) The execution, delivery and performance of the Existing Fundamental Documents to which it is a party, by each Credit Party, (i) were duly authorized by all necessary corporate action on the part of each such Credit Party, (ii) do not and have not constituted a violation of any provision of Applicable Law or any order of any Governmental Authority applicable to such Credit Party or any of its respective properties or assets except as would not reasonably be expected to result in a Material Adverse Effect, (iii) do not and have not violated any provision of the Certificate of Incorporation or By-Laws or any other organizational document of any Credit Party or any Subsidiary of a Credit Party, or, in any material respect, any provision of any Regulatory License, or Material Agreement or any Lien to which such Credit Party is a party or by which such Credit Party or any of its respective material properties or assets are bound, (iv) did not and have not been in conflict with, resulted in a breach of, or constituted (with due notice or lapse of time or both) a default under, or created any right to terminate, any such Regulatory License, or Material Agreement except as would not reasonably be expected to result in a Material Adverse Effect and (v) did not and have not resulted in the creation or imposition of (or the obligation to create or impose) any Lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of any of the Credit Parties or any Subsidiary of a Credit Party other than pursuant to the Existing Credit Agreement or the other Existing Fundamental Documents except as would not reasonably be expected to result in a Material Adverse Effect.

         SECTION 3.3 Governmental and Other Approval. (a) All authorizations, approvals, orders, consents, licenses, registrations or filings from or with any Governmental Authority required for the execution, delivery and performance by any Credit Party of this Credit Agreement and the other Fundamental Documents to which it is a party, and the execution and delivery by the Borrower of any notes evidencing any of the Loans hereunder, have been duly obtained or made, and are in full force and effect, and if any further authorizations, approvals, orders, consents, licenses, registrations or filings should hereafter become necessary, the Credit Parties shall obtain or make all such authorizations, approvals, orders, consents, licenses, registrations or filings.

         (b) All authorizations, approvals, orders, consents, licenses, registrations or filings from or with any Governmental Authority required for the execution, delivery and performance by any Credit Party of the Existing Credit Agreement, the Existing Note Agreement and the other Existing Fundamental Documents to which it is a party, and the execution and delivery by the Borrower and THC of the Existing Promissory Notes and the Existing Notes, have been duly obtained or made, and are in full force and effect.

         (c) Each Credit Party and each Subsidiary of a Credit Party has obtained and holds in full force and effect all Regulatory Licenses, other licenses, authorizations, consents, franchises, permits, certificates (including, without limitation, certificates of need), accreditations, easements, rights of way and other approvals necessary to own its respective properties and assets and to carry on its respective business as now being, or as now intended to be, conducted; except those the failure of which to obtain or hold would not reasonably be expected to result in a Material Adverse Effect.

         (d) As of the Closing Date, during the last twenty-four (24) months, no Credit Party nor any Subsidiary of a Credit Party has been notified by any relevant Governmental Authority or other Person with respect to any material Regulatory License, or other approval or authorization necessary to operate its business as currently being conducted, of such Governmental Authority's or other Person's actual or threatened revocation, suspension, termination, rescission, or non-renewal, of such Regulatory License, or other approval or authorization.

         (e) All required consents and approvals have been obtained with respect to the financing transactions contemplated (i) hereby and (ii) under the Existing Fundamental Documents, from all Governmental Authorities with jurisdiction over the business and activities of any Credit Party and from any other entity whose consent, waiver or approval is required pursuant to the terms of existing contracts to which any of the Credit Parties is bound.

         SECTION 3.4 Binding Agreements. Each Credit Party has duly executed and delivered (i) this Credit Agreement and each other Fundamental Document to which it is a party and (ii) the Existing Fundamental Documents to which it is a party. Each of (i) this Credit Agreement and the other Fundamental Documents constitutes and (ii) immediately prior to the Closing Date, the Existing Fundamental Documents constituted the legal, valid and binding obligation of each Credit Party that is a party thereto, enforceable against such Credit Party in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity, whether such enforceability is considered in a proceeding at law or in equity.

         SECTION 3.5 No Material Adverse Change. Since August 9, 2004 there has been no material adverse change with respect to the business, operations, performance, assets, properties, or condition (financial or otherwise) or prospects of the Credit Parties taken as a whole and no sale, transfer or other disposition of a material part of the assets or business of the Borrower or any Subsidiary.

         SECTION 3.6 Financial Information. (i) The audited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries at January 31, 2004 and
(ii) the unaudited, consolidated, balance sheet of the Borrower and its Consolidated Subsidiaries as of May 1, 2004, together in each case with all unaudited pro forma adjustments thereto and with the related statements of income, stockholders' equity and cash flows and the related notes and supplemental information, in the forms which have previously been delivered to the Lenders, have been prepared in accordance with GAAP consistently applied, except as otherwise indicated in the notes to such financial statements and subject in the case of unaudited statements, to changes resulting from year-end and audit adjustments. All of such financial statements fairly present, in all material respects, the consolidated financial position and the results of operations, as the case may be, of the Borrower and its Consolidated Subsidiaries, at the dates or for the periods indicated, as more fully described in the notes to such financial statements and in accordance with GAAP.

         SECTION 3.7 Credit Parties and their Subsidiaries. (a) Annexed hereto as Schedule 3.7(a) is a correct and complete list, as of the Closing Date, of each Credit Party and each Subsidiary of a Credit Party showing, as to each, (i) its exact legal name,
(ii) the jurisdiction in which it was incorporated or otherwise organized, (iii) its type of organization, (iv) its taxpayer identification number and organizational identification number, if applicable, (v) its authorized capitalization, the number of shares of its capital stock outstanding and the ownership of such capital stock, (vi) in the case of each Credit Party, the location of its chief executive office and the location where it keeps the records concerning the Collateral or any Real Property Asset or any item included in the Collateral.

         (b) As of the Closing Date, no Credit Party owns any Capital Stock, either directly or indirectly, in any Person other than as set forth on Schedule 3.7(b) hereto.

         (c) As of the Closing Date, no Credit Party is a limited or a general partner in any joint venture or partnership.

         SECTION 3.8 Patents, Trademarks, Copyrights and Other Rights. (a) The Credit Parties and their Subsidiaries possess all patents, patent rights and licenses, trademarks, service marks, tradenames, trademark rights and licenses, copyrights, copyright rights and licenses and any other similar rights, free from burdensome restrictions, which are material to the conduct of their respective businesses (collectively the "Proprietary Rights") and have duly recorded their interest in the United States Patent and Trademark Office or the United States Copyright Office as applicable. Schedule 3.8 lists, as of the Closing Date, all registered Proprietary Rights, and all Proprietary Rights as to which an application for registration has been made, owned and used or held for use by any Credit Party or any Subsidiary of a Credit Party, specifying as to each, as applicable: (i) the nature of such Proprietary Right; (ii) the Credit Party or Subsidiary thereof which owns such Proprietary Right; (iii) the jurisdictions or government offices by or in which such Proprietary Right has been issued or registered (or, if applicable, in which an application for such issuance or registration has been filed), including the respective registration or application numbers; (iv) all licenses, sublicenses and other agreements (other than any license to use software or similar items which are readily available in the market place on substantially similar terms) pursuant to which a Credit Party or Subsidiary thereof is a party and pursuant to which any Person is authorized to use any Proprietary Right, including, as to licenses to a Credit Party or Subsidiary thereof, the identity of the licensor; and (v) all licenses, sublicenses and other agreements pursuant to which any Credit Party granted to a Person other than a Credit Party or Subsidiary thereof a license to use any Proprietary Right including, the identity of the licensee. To the Knowledge of the Borrower, a Credit Party or Subsidiary thereof is either (1) the sole and exclusive owner (excluding licenses granted by a Credit Party or a Subsidiary thereof) of all right, title and interest in and to (free and clear of any Lien) the Proprietary Rights and has sole and exclusive rights to the use thereof or the material covered thereby in connection with the services or products in respect of which they are being used, or (2) the licensee of (free and clear of any Lien) the Proprietary Rights described in Schedule 3.8 hereto and has the rights to the use thereof or material covered thereby in connection with the services or products in respect of which they are being used.

         (b) Except as set forth on Schedule 3.8 hereto, as of the Closing Date,
(i) there is no claim, suit, action or proceeding pending, or to the Knowledge of the Credit Parties (based on the Knowledge of the Borrower and representations by the other Credit Parties to the Borrower), threatened, against a Credit Party or Subsidiary thereof that involves a claim of infringement of any Proprietary Right and (ii) no Credit Party has any Knowledge (based on the Knowledge of the Borrower and representations by the other Credit Parties to the Borrower) of any existing infringement by any other Person of any of the Proprietary Rights.

         SECTION 3.9 Fictitious Names. Except as set forth on Schedule 3.9, none of the Credit Parties has done business, is doing business or intends to do business other than under its full corporate name, including, without limitation, under any trade name or other doing business name; provided, that if any of the Credit Parties intends to do business other than under its full corporate name, including, without limitation, under any trade name or other doing business name, it shall have provided the Administrative Agent and the Collateral Agent with reasonable prior written notice of its intention to do so.

         SECTION 3.10 Title to Properties. Except as set forth on Schedule 3.10:

         (a) The Credit Parties and their Subsidiaries have good title to (and with respect to Real Property Assets, good and marketable title to, or valid leasehold interests in (in each case as specified in Section 3.23)) each of the properties and assets reflected on the financial statements referred to in
Section 3.6 hereof, including, without limitation, the Real Property Assets listed on Schedules 3.23(a) and 3.23(b) hereto (other than such properties or assets disposed of in the ordinary course of business since the date of such financial statements or as permitted hereunder) and all such properties and assets are free and clear of Liens, except Permitted Liens (and all such leases are free and clear of Liens).

         (b) Each of the Credit Parties and each Subsidiary of a Credit Party has complied in all material respects with all leases to which it is a party, and neither a Credit Party nor such Subsidiary has received or forwarded a notice of default thereunder, and all such leases are in full force and effect.

         (c) No Credit Party or Subsidiary of a Credit Party has notice of a pending or contemplated condemnation proceeding affecting any Real Property Asset or any sale or disposition thereof in lieu of condemnation.

         SECTION 3.11 Litigation; Judgments. (a) Except as set forth on Schedule 3.11(a) hereto, there are no actions, suits or other proceedings at law or in equity by or before any arbitrator or arbitration panel, or any Governmental Authority or any investigation by any Governmental Authority of the affairs of, or to the Knowledge of each Credit Party (based on the Knowledge of the Borrower and representations by the other Credit Parties to the Borrower), threatened action, suit or other proceeding against or affecting, any Credit Party or any Subsidiary of a Credit Party or of any of their respective properties or rights which either (A) relate to this Credit Agreement, any Fundamental Document or any of the transactions contemplated hereby or thereby or the Loans hereunder or
(B) relate to any Existing Fundamental Document or any of the transactions contemplated thereby or the Existing Loans thereunder. No Credit Party and no Subsidiary of a Credit Party is in default with respect to any order, writ, injunction, decree, rule or regulation of any Governmental Authority binding upon such Person, which would reasonably be expected to result in a Material Adverse Effect.

         (b) There are no unpaid final, nonappealable judgments or decrees in an aggregate amount of $500,000 or more entered by a court or courts of competent jurisdiction against any Credit Party or any Subsidiary of a Credit Party (other than any judgment as to which, and only to the extent, a reputable insurance company has acknowledged coverage of such claim in writing).

         SECTION 3.12 Federal Reserve Regulations. No Credit Party nor any Subsidiary of a Credit Party is engaged principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. No part of the proceeds of the Loans will be used, directly or indirectly, whether immediately, incidentally or ultimately (i) to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, or (ii) for any other purpose, in each case, violative of or inconsistent with any of the provisions of any regulation of the Board, including, without limitation, Regulations T, U and X thereto.

         SECTION 3.13 Investment Company Act. No Credit Party nor any Subsidiary of a Credit Party is, or will during the term of this Credit Agreement be, an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended, or any foreign, federal or local statute or any other Applicable Law of the United States of America or any other jurisdiction, in each case limiting its ability to incur indebtedness for money borrowed as contemplated hereby or by any other Fundamental Document.

         SECTION 3.14 Taxes. Each Credit Party and each Subsidiary of a Credit Party has filed or caused to be filed all United States federal tax returns, state income tax returns and other material tax returns which are required to be filed with any Governmental Authority after giving effect to applicable extensions, and has paid or has caused to be paid all taxes as shown on said returns or on any assessment received by them, to the extent that such taxes have become due, except as permitted by Section 5.8 hereof. No Credit Party knows of any material additional assessments or any basis therefor. In the reasonable, good faith opinion of the Credit Parties, the charges, accruals and reserves on the books of the Credit Parties and their Subsidiaries in respect of taxes or other governmental charges are adequate.

         SECTION 3.15 Compliance with ERISA. (a) Except as set forth on Schedule 3.15(a), each Plan has been maintained and operated in all respects in accordance with all Applicable Laws, including ERISA and the Code except to the extent that any failure thereof could not reasonably be expected to result in a material liability. Each Plan intended to qualify under Section 401(a) of the Code so qualifies except to the extent that any failure to so qualify could not reasonably be expected to result in a material liability. Except as set forth on
Schedule 3.15(a), no Plan has an "accumulated funding deficiency," within the meaning of Section 412 of the Code or Section 302 of ERISA, or has applied for or received a waiver of the minimum funding standards or an extension of any amortization period, within the meaning of Section 412 of the Code or Section 303 or 304 of ERISA. Except as set forth on Schedule 3.15(a), no material liability has been, and no circumstances exist pursuant to which any such material liability could reasonably likely be, imposed upon any Credit Party or ERISA Affiliate under Sections 4971, 4972 or 4975 through 4980B of the Code, as applicable, Section 409, 502(i) or 502(l) of ERISA, or under Title IV of ERISA with respect to any Plan (other than liability for premiums to the PBGC arising in the ordinary course). No Credit Party or ERISA Affiliate sponsors, contributes to, maintains or could have any liability under any Multiemployer Plan. No Plan has an Unfunded Current Liability which exceeds the amount of the Unfunded Current Liability which such Plan had on July 16, 2004 by more than $6,000,000. Except as set forth on Schedule 3.15(a), no action, suit, proceeding, hearing, audit or investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits and appeals of denied routine claims) that could reasonably be expected to result in a material liability is pending, expected or, to the Knowledge of the Credit Parties, threatened.

         (b) Each Foreign Pension Plan has been maintained in substantial compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities. All material contributions required to be made with respect to a Foreign Pension Plan have been timely made or accrued. Neither a Credit Party nor any of its Subsidiaries has incurred any material obligation in connection with the termination of, or withdrawal from, any Foreign Pension Plan. The present value of the accrued benefit liabilities (whether or not vested) under each Foreign Pension Plan, determined as of the end of the Credit Party's most recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Foreign Pension Plan allocable to such benefit liabilities by more than $3,000,000.

         SECTION 3.16 Agreements. (a) No Credit Party nor any Subsidiary of a Credit Party is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Material Agreement to which it is a party (including, without limitation, any Regulatory License) or by which it or any of its property or assets is bound in any respect except for such defaults as would not reasonably be expected to result in a Material Adverse Effect.

         (b) Schedule 3.16(b) hereto is a true and complete listing as of the Closing Date of Material Agreements other than the Existing Fundamental Documents.

         SECTION 3.17 Security Interest. (a) The Security Documents (other than the Amended and Restated Mortgages) when executed and delivered, will continue to constitute valid and first priority perfected security interest in the Collateral, subject only to Permitted Liens, in favor of the Collateral Agent for the benefit of the Secured Parties.

         (b) The Amended and Restated Mortgages, when executed and delivered, will continue to constitute a legal, valid and enforceable first priority Lien on all of the Credit Parties' respective right, title and interest in and to all the Real Property Assets which constitute Collateral (except personalty that does not constitute fixtures) and the proceeds thereof, in favor of the Collateral Agent, and the proper amount of mortgage recording or similar taxes (if any) in connection with the Mortgages are paid. Such first priority Lien is only subject to the matters specified in the applicable Amended and Restated Mortgage, including applicable Permitted Liens.

         SECTION 3.18 Disclosure. Neither this Credit Agreement nor any other Fundamental Document nor any agreement, document, certificate or statement furnished to any of the Agents, the Issuing Bank or any Lender by or on behalf of any Credit Party in connection with the transactions contemplated hereby, at the time it was furnished or delivered, contained any untrue statement of a material fact regarding the Credit Parties (or their Subsidiaries) or the financing transactions contemplated hereby including the Collateral or, when taken together with all such other agreements, documents, certificates and statements, omitted to state a material fact necessary under the circumstances under which it was made in order to make the statements contained herein or therein not misleading. There is no fact to the Knowledge of any Credit Party (based on the Knowledge of the Borrower and representations by the other Credit Parties to the Borrower) (other than general industry conditions, or such other facts which have been disclosed to the Agents, the Issuing Bank and the Lenders in writing) which has had a Material Adverse Effect, or could reasonably be expected in the future to have a Material Adverse Effect.

         SECTION 3.19 Environmental Matters. Except as set forth on Schedule
3.19 hereto, as of the Closing Date:

         (a) There are no pending, or, to the Knowledge of the Borrower, threatened Environmental Claims against or with respect to any Credit Party or any Subsidiary of a Credit Party or any Premises that are currently owned, leased, or operated by any Credit Party or any Subsidiary of a Credit Party; except for such claims that have been fully resolved, there are no past Environmental Claims against or with respect to any Credit Party, any Subsidiary of a Credit Party, or any Premises that are currently owned, leased, or operated by any Credit Party or any Subsidiary of any Credit Party; and no Credit Party nor any Subsidiary of any Credit Party has Knowledge of any facts or circumstances which would reasonably be expected to form the basis for any such Environmental Claim;

         (b) No Premises which is currently owned, leased, or operated by any Credit Party or Subsidiary of any Credit Party is currently or, to the Knowledge of Borrower, was formerly used for the handling, storage, treatment, disposal, manufacture, processing or generation of Hazardous Materials, except in material compliance with Environmental Laws; and no Premises which was formerly owned, leased, or operated by any Credit Party or any Subsidiary of any Credit Party was used for the handling, storage, treatment, disposal, manufacturing, processing or generation of Hazardous Materials during the period of the ownership, lease or operation by such Credit Party or such Subsidiary of any Credit Party, except in material compliance with Environmental Laws.

         (c) Each Credit Party, each Subsidiary of any Credit Party, and, to the Knowledge of the Borrower, any tenants, operators or occupants of any Premises which is currently owned, leased or operated by any Credit Party or any Subsidiary of any Credit Party have obtained and hold all required material Environmental Permits;

         (d) Each Credit Party and each Subsidiary of any Credit Party is in material compliance with all terms, conditions and provisions of all applicable
(1) Environmental Permits, and (2) Environmental Laws;

         (e) No Releases of Hazardous Materials have occurred at, from, in, to, on, or under any Premises which is currently owned, leased, or operated by any Credit Party or any Subsidiary of any Credit Party, except for any such Release that has been remediated in accordance with the requirements of Environmental Law, and no Hazardous Materials are present in, on, about or migrating to or from any such Premises that require investigation or remediation under Environmental Laws; and no Releases of Hazardous Materials occurred at, from, in, to, on, or under any Premises which was formerly owned, leased, or operated by any Credit Party or any Subsidiary of any Credit Party during the period of the ownership, lease or operation by such Credit Party or such Subsidiary of any Credit Party, except for any such Release that has been remediated in accordance with the requirements of Environmental Laws.

         (f) Neither any Credit Party nor Subsidiary of any Credit Party, nor any predecessor of any Credit Party or any Subsidiary of any Credit Party, has transported or arranged for the treatment, storage, handling, disposal, or transportation of any Hazardous Material to any location (other than any Premises) which has resulted in an Environmental Claim against any Credit Party, any Subsidiary of a Credit Party or any Predecessor of any Credit Party or Subsidiary that has not been fully resolved;

         (g) No Premises is a current Environmental Clean-Up Site, and, to the Knowledge of any Credit Party or any Subsidiary of any Credit Party, no Premises is proposed for listing on the National Priorities List or the Comprehensive Environmental Response Compensation and Liability Information System or any similar state list of sites;

         (h) There are, to the Knowledge of the Borrower, no (i) underground storage tanks, (ii) polychlorinated biphenyl containing equipment, (iii) friable asbestos-containing material that must be removed or encapsulated under applicable Environmental Laws, or (iv) lead-based paint located at any Premises which is currently owned, leased or operated by any Credit Party or any Subsidiary of any Credit Party; and

         (i) To the Knowledge of the Borrower, there have been no material environmental investigations, studies, audits, tests, reviews or other analyses conducted by, or on behalf of, and which are in the possession of any Credit Party or any Subsidiary of any Credit Party with respect to any Premises which have not been delivered to the Agents.

         SECTION 3.20 Pledged Securities. (a) Each Pledgor (i) is the legal and beneficial owner of, and has sole right, title and interest to, the Pledged Securities owned by such Pledgor, free and clear of all Liens other than Permitted Liens, security interests or other encumbrances whatsoever, except the security interests granted pursuant to the Existing Security Documents and continued by the Security Documents and (ii) has sole right and power to continue to pledge, and grant the security interest in, and Lien upon, such Pledged Securities pursuant to the Security Documents without the consent of any Person or Governmental Authority whatsoever.

         (b) The Amended and Restated Pledge Security Agreement is effective to continue a valid, binding and enforceable security interest in, and Lien upon, all right, title and interest of the Pledgors in the Pledged Collateral and upon the delivery of any of Pledged Securities to the Collateral Agent which have not already been delivered to the Collateral Agent or the filing of any necessary UCC-1 financing statements which have not already been filed, as applicable, such security interest and Lien constitute and continue a fully perfected first and prior security interest and Lien upon all right, title and interest of the Pledgors in the Pledged Collateral.

         SECTION 3.21 Compliance with Laws. (a) No Credit Party, Subsidiary of a Credit Party or any Real Property Asset is in violation of any Applicable Law or any Liens except for such violations as would not reasonably be expected to result in a Material Adverse Effect.

         (b) No Credit Party, Subsidiary of a Credit Party or any Real Property Asset is in violation of any zoning or building law, ordinance, rule, regulation or restriction affecting a Real Property Asset or any building permit, including, without limitation, any certificate of occupancy except for such violations as would not reasonably be expected to result in a Material Adverse Effect.

         (c) The Borrowings hereunder, the intended use of the proceeds of the Loans as contemplated by Sections 2.1 and 2.2 hereof, the issuance of the Letters of Credit hereunder and the performance of the Fundamental Documents will not violate any Applicable Law except for such violations as would not reasonably be expected to result in a Material Adverse Effect.

         SECTION 3.22 Projected Financial Information. The Borrower has delivered to the Agents certain projections relating to the Borrower consisting of balance sheets, income statements and cash flows, together with a statement of the underlying assumptions. Such projected statements are based on good faith estimates and assumptions believed to be reasonable at the time made, it being recognized by the Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results.

         SECTION 3.23 Real Property. (a) Schedule 3.23(a) is a true and complete list of (i) the street address and legal description of each Real Property Asset owned by a Credit Party or a Subsidiary of a Credit Party located in the United States, (ii) the Credit Party or Subsidiary which owns each such Real Property Asset, (iii) the appraised value of each such Real Property Asset, if available, and the date of the applicable appraisal, (iv) the facility type of each such Real Property Asset, (v) any lease(s) to which each such Real Property Asset is subject and (vi) the name and address of the lessee, if applicable, of each such Real Property Asset.

         (b) Schedule 3.23(b) is a true and complete list as of the Closing Date of (i) the street address of each Real Property Asset leased by a Credit Party or a Subsidiary of a Credit Party located in the United States, (ii) the Credit Party or Subsidiary which leases each such Real Property Asset, (iii) the facility type of such Real Property Asset, (iii) the name and address of the owner/lessor of each such Real Property Asset and (iv) the name and address of any sublessee of each such Real Property Asset.

         (c) With respect to each of the Real Property Assets:

         (i) except as noted on Schedule 3.23(c), none of the Real Property Assets are located in a "flood plain" as defined pursuant to the Flood Disaster Protection Act of 1973, as amended; and

         (ii) except as set forth on Schedule 3.23(c), with respect to each Real Property Asset, real property tax lots covering the Real Property Assets do not cover any other real property.

         SECTION 3.24 No Default. No Default or Event of Default exists under or with respect to any Fundamental Document.

         SECTION 3.25 Labor Matters. Except as set forth on Schedule 3.25 hereto, (i) as of the Closing Date, there are no collective bargaining agreements covering the employees of any Credit Party or any Subsidiary of a Credit Party and (ii) no Credit Party nor any Subsidiary of a Credit Party has suffered any material strikes, walkouts or work stoppages within the last three
(3) years.

         SECTION 3.26 Organizational Documents. The documents delivered pursuant to Section 4.1(b) constitute, as of the Closing Date, all of the organizational documents (together with all amendments and modifications thereof) of the Credit Parties as of the Closing Date. The Credit Parties represent that they have delivered to the Administrative Agent true, correct and complete copies of each of the documents set forth in Section 4.1(b).

         SECTION 3.27 Indebtedness. Schedule 6.1(b) sets forth a true and complete list of all Indebtedness in excess of $250,000, L/C Indebtedness and Intercompany Indebtedness (excluding the Obligations) of the Borrower and its Subsidiaries as of the date hereof, in each case showing the aggregate principal amount thereof and the name of any Credit Party or a Subsidiary of a Credit Party which directly or indirectly guaranteed such Indebtedness, L/C Indebtedness or Intercompany Indebtedness.

         SECTION 3.28 Bank Accounts. Schedule 3.28 sets forth the name of each bank or financial institution where the Borrower or any Credit Party maintains a deposit account together with the account number(s) thereof.

         SECTION 3.29 Representations and Warranties in the Fundamental Documents. All representations and warranties of the Borrower and any of its Subsidiaries contained in any of the other Fundamental Documents are true and correct on and as of the date hereof.

         SECTION 3.30 Dissolvable Entities. To the extent not joined as a Credit Party pursuant to Section 5.12, each Dissolvable Entity has no assets, including without limitation, Real Property Assets, Receivables or Proprietary Rights, (i) with an aggregate value in excess of $10,000 and (ii) used in connection with the business of the Borrower and the other Credit Parties.

4. CONDITIONS TO THE EFFECTIVENESS OF THIS CREDIT AGREEMENT AND THE MAKING OF THE LOANS

         SECTION 4.1 Conditions Precedent to the Effectiveness of This Credit Agreement and the Making of the Loans. The effectiveness of this Credit Agreement, the restructuring contemplated hereby and the making of the Loans is subject to the satisfaction in full or waiver of the following conditions, either before or simultaneous with the Closing Date:

         (a) The Credit Agreement. The Administrative Agent shall have received executed counterparts of this Credit Agreement, which, when taken together, bear the signatures of the Borrower, the Agents, the Issuing Bank and all of the Lenders;

         (b) Supporting Documents of the Credit Parties. The Administrative Agent shall have received in form and substance satisfactory to its counsel:

         (i) a copy of the articles of incorporation of the Borrower, certified as of a recent date by the Secretary of the State of New York;

         (ii) a certificate of the Secretary of the Borrower, dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of the articles of incorporation and by-laws of the Borrower as in effect on the date of such certification; (B) that the articles of incorporation of the Borrower have not been amended since the date of the last amendment thereto indicated on the certificate of the Secretary of the State of New York furnished pursuant to clause (i) above, except to the extent specified in such Secretary's Certificate; (C) that attached thereto is a true and complete copy of resolutions adopted by the Borrower's Board of Directors authorizing the Borrowings by the Borrower, the grant by the Borrower of the security interests contemplated by the Fundamental Documents and the execution, delivery and performance by the Borrower in accordance with its respective terms of this Credit Agreement, the other Fundamental Documents to which it is or will be a party and any other documents required or contemplated hereunder or thereunder and that such resolutions have not been amended, rescinded or supplemented and are currently in effect; and (D) as to the incumbency and specimen signature of each officer of the Borrower executing this Credit Agreement, any notes (on behalf of the Borrower), the other Fundamental Documents or any other document delivered in connection herewith or therewith on behalf of the Borrower (such certificate to contain a certification by another officer of the Borrower as to the incumbency and signature of the officer signing the certificate referred to in this clause (ii));

         (iii) a certificate of the Secretary of each other Credit Party, dated the Closing Date (which certificate may be an omnibus certificate executed by the same individual on behalf of multiple Credit Parties), and certifying (A) such Credit Party is in good standing in its jurisdiction of organization and has paid all its franchise and other similar taxes; (B) that attached thereto is a true and complete copy of resolutions or other authorizing documents adopted by the appropriate Person or Persons of such Credit Party authorizing the guaranty under the Amended and Restated Consolidated Subsidiary Guaranty by such Credit Party, the grant by such Credit Party of the security interests contemplated by the Fundamental Documents and the execution, delivery and performance by such Credit Party in accordance with its respective terms of the Fundamental Documents to which it is or will be a party and any other documents required or contemplated hereunder or thereunder and that such resolutions have not been amended, rescinded or supplemented and are currently in effect and (C) as to the incumbency and specimen signature of each officer of such Credit Party executing any Fundamental Documents to which it is a party or any other document delivered in connection herewith or therewith on behalf of such Credit Party (such certificate to contain a certification by another officer of such Credit

     Party as to the incumbency and signature of the officer signing the certificate referred to in this clause (iii));

         (iv) a certificate dated as of a recent date as to the good standing and/or authority to do business of each of the Borrower and the other Credit Parties issued by the Secretary of State or other appropriate governmental official of the jurisdiction of its organization and, to the extent requested by the Administrative Agent, each other jurisdiction in which such entity is qualified to do business; and

         (v) such additional documents relating to the Borrower and any other Credit Party as the Administrative Agent or its counsel or any Lender may reasonably request;

         (c) Other Documents. The Agents and their counsel shall have received fully executed originals of the Amended and Restated Consolidated Subsidiary Guaranty Agreement, the Amended and Restated Consolidated Subsidiary Subordination Agreement, the Amended and Restated Security Agreement, the Amended and Restated Pledge Security Agreement, the Amended and Restated Copyright Security Agreement, the Amended and Restated Patent Security Agreement, and the Amended and Restated Trademark Security Agreement, and such other documentation as the Agents or their counsel may request;

         (d) Opinions of Counsel. The Administrative Agent shall have received the written opinions of (i) Shearman & Sterling LLP, counsel to the Credit Parties and (ii) counsel in the United Kingdom and Australia, each dated the Closing Date and addressed to the Agents, the Issuing Bank, the Lenders and the other Secured Parties with respect to such matters relating to this Credit Agreement and the Fundamental Documents as may be reasonably requested by the Administrative Agent and its counsel, which opinion shall be in form and substance satisfactory to the Administrative Agent and its counsel;

         (e) No Material Adverse Effect. Except as set forth on Schedule 4.1(e), no Material Adverse Effect shall have occurred since January 31, 2004;

         (f) Material Agreements. The Administrative Agent or its counsel shall have received a copy of each Material Agreement listed on Schedule 3.16(b) hereto, to the extent requested by the Administrative Agent;

         (g) Financing Statements/Possession of Collateral. The Collateral Agent shall have (i) received for filing all appropriate UCC financing statements to continue the perfection of its security interest in the Collateral and evidence reasonably satisfactory to the Collateral Agent that such UCC financing statements will be filed on or promptly after the Closing Date, together with any related filing fees or similar charges or taxes payable in connection with such filing; (ii) received the Pledged Securities (to the extent such Pledged Securities are represented by a certificate or other instrument) and all instruments constituting Collateral each with appropriate undated stock powers or other appropriate documents executed in blank and (iii) received delivery of all other Collateral of the type specified in Section 9-313 of the UCC to the extent requested by the Collateral Agent;

         (h) Mortgages. The Collateral Agent shall have received the duly executed Amended and Restated Mortgage referred in clause (v) of the definition of the term "Amended and Restated Mortgage" with respect to each owned Real Property Asset referred to in such mortgage (along with any applicable affidavit pursuant to Section 255 of the tax law of the State of New York, in form and substance reasonably acceptable to the Collateral Agent);

         (i) Title Insurance/Survey. The Collateral Agent shall have received a Date Down Endorsement to the title insurance policy obtained with respect to the Existing Mortgage Document referred to in clause (v) of the definition of the term "Existing Mortgage Document" from the Title Company in form and substance reasonably acceptable to the Collateral Agent;

         (j) Environmental Due Diligence. The Agents shall have received a Phase I environmental assessment with respect to each Real Property Asset as they shall direct, which assessment shall be prepared by an environmental consultant retained by Agents and otherwise be in scope, form and substance acceptable to the Agents;

         (k) Intentionally Omitted.

         (l) Leases. The Collateral Agent or its counsel shall have received (i) certified true and complete copies of all material leases encumbering the Real Property Assets, to the extent requested by the Collateral Agent, and (ii) a duly executed amendment of each lease and sublease encumbering a Real Property Asset between the Borrower, or lessee or sublessee, and Silversmiths or Food Service, or lessor or sublessor, which amendment shall be in form and substance reasonably acceptable to the Collateral Agent and shall provide that such lease or sublease (as the case may be) shall be subject and subordinate to all mortgages now or hereafter affecting the Real Property Assets.

         (m) Evidence of Title. The Collateral Agent shall be satisfied that each Credit Party has sufficient right, title and interest in and to the Collateral, the Real Property Assets and other assets which it purports to own, as set forth in the documents and other materials presented to the Agents to enable such Credit Party to continue to grant to the Collateral Agent for the benefit of the Secured Parties the security interests contemplated by the Security Documents, and that, except as set forth in Section 5.23, all financing statements, mortgages and other filings under Applicable Law necessary to provide the Collateral Agent for the benefit of the Secured Parties with a perfected security interest in the Pledged Securities, the Collateral and all Real Property Assets (subject in the case of the Collateral and the Real Property Assets, to Permitted Liens) have been filed and all taxes, recording or other fees relating thereto have been paid, or, have been delivered to the Collateral Agent in satisfactory form for filing;

         (n) Insurance. The Administrative Agent shall have received (i) a summary of all existing insurance coverage maintained by the Credit Parties and their Subsidiaries which summary shall include for each insurance policy, the policy number, the type of coverage, the policy limits and deductibles, the insurer and the expiration date and (ii) evidence acceptable to the Administrative Agent that the insurance policies required by Section 5.5 have been obtained and are in full force and effect, including Certificates of Insurance with respect to all existing insurance coverage maintained by the Credit Parties and/or their Subsidiaries which is set forth on the summary delivered pursuant to clause (i) above, which certificates shall comply with the requirements set forth in Section 5.5 hereof;

         (o) Payment of the Fees. The Agents (for their benefit and the benefit of the Lenders) shall have received all Fees due and payable on or before the Closing Date pursuant to the Fee Letter or this Credit Agreement;

         (p) Notes. For each Lender that has requested that its Loans be evidenced by a promissory note, the Administrative Agent shall have received one or more promissory notes (in form and substance reasonably satisfactory to the Borrower, the Administrative Agent and such Lender) each duly executed on behalf of the Borrower, dated the date hereof and payable to the order of such Lender in the principal amount equal to such Lender's Tranche A Term Loans, Tranche B Term Loans and/or Revolving Credit Commitment, as applicable;

         (q) Payment of Other Fees and Expenses. All out-of-pocket expenses incurred by the Agents, the Issuing Bank and the Lenders in connection with this Credit Agreement and the transactions contemplated hereby, including, without limitation, all statements presented for reasonable fees and disbursements of any financial, accounting or valuation advisors or special counsel retained by the Agents (including, but not limited to, Morgan, Lewis & Bockius LLP, counsel to the Agents, and Alvarez & Marsal LLC, advisor to the Agents), shall have been paid by the Borrower;

         (r) Litigation. To the Knowledge of the Borrower or any Credit Party, no litigation, inquiry, injunction or restraining order shall be pending, entered or threatened which involves this Credit Agreement or any of the other Fundamental Documents or which would reasonably be expected to have a Material Adverse Effect;

         (s) Required Consents and Approvals. The Administrative Agent shall be satisfied that all required consents and approvals have been obtained from all Governmental Authorities with jurisdiction over the business and activities of any Credit Party and from any other entity whose consent, waiver or approval is required pursuant to the terms of existing contracts to which any of the Credit Parties is bound and which the Administrative Agent in its discretion deems reasonably necessary to the transactions contemplated hereby;

         (t) Compliance with Laws. The Lenders shall be satisfied that the transactions contemplated hereby will not violate any provision of Applicable Law, or any order of any court or other agency of the United States or any state thereof applicable to any of the Credit Parties or their Subsidiaries or any of their respective properties or assets;

         (u) Representations and Warranties; No Default. The representations and warranties set forth in Article 3 hereof and in any other Fundamental Documents then in existence shall be true and correct in all material respects, and no Default or Event of Default shall have occurred and be continuing hereunder;

         (v) Closing Certificate. The Administrative Agent shall have received a closing certificate signed by an Authorized Officer of the Borrower, substantially in the form of Exhibit M hereto;

         (w) Accrued Interest. The Administrative Agent shall have received all accrued and unpaid interest and fees due up to and including the Closing Date as required pursuant to the Existing Fundamental Documents;

         (x) UCC, Judgment and Tax Lien Searches. The Administrative Agent shall have received the results of recent searches, conducted by a Person satisfactory to the Collateral Agent, of Uniform Commercial Code, judgment and tax lien filings against Borrower and the Credit Parties, and the results of such searches shall reveal the existence of no Liens except Liens permitted by this Credit Agreement;

         (y) Securities Exchange Agreement. The Agents and their counsel shall have received fully executed originals of the Securities Exchange Agreement;

         (z) Registration Rights Agreement. The Agents and their counsel shall have received fully executed originals of that certain Registration Rights Agreement dated as of the date hereof by and among the Borrower and each Purchaser, as defined therein;

         (aa) Shareholder Rights Plans. The Administrative Agent shall have received evidence satisfactory to the Administrative Agent of the termination of the Amended and Restated Rights Agreement dated as of December 3, 1999 between Oneida Ltd. and American Stock Transfer & Trust Co.;

         (bb) Change of Control Provisions. The Administrative Agent shall have received evidence reasonably satisfactory to the Administrative Agent that each of the agreements, plans, policies and other documents set forth on Schedule 4.1(bb) hereto among employees, or which provide employee benefits, that contain a change of control provision (or any similar term) that would be triggered by the consummation of the transactions contemplated by the Securities Exchange Agreement, have been amended, with the express written consent of all affected participants and relevant parties (in each case if necessary) such that the consummation of such transactions will not trigger such change of control provision; such evidence shall include, without limitation, all amendments and consents (in each case if necessary); and

         (cc) Closing Date. All of the conditions precedent set forth in this
Section 4.1 have been satisfied or waived prior to August 16, 2004.

         SECTION 4.2 Conditions Precedent to Each Loan and Each Letter of Credit. The obligation of the Issuing Bank to issue each Letter of Credit and of the Lenders to make each Loan and to participate in each Letter of Credit (including the initial Loan and/or Letter of Credit) are subject to the following conditions precedent:

         (a) Notice. The Administrative Agent shall have received a notice with respect to such Borrowing or the Issuing Bank and the Administrative Agent shall have received a notice with respect to such Letter of Credit as required by
Section 2.3, 2.4 or Section 2.21 hereof, as applicable;

         (b) Borrowing Certificate. The Administrative Agent shall have received a Borrowing Certificate with respect to such Borrowing (other than in the case of a Borrowing that is a Swingline Loan), duly executed by an Authorized Officer of the Borrower;

         (c) Representations and Warranties. The representations and warranties set forth in Article 3 hereof and in the other Fundamental Documents shall be true and correct in all material respects on and as of the date of each Borrowing or issuance of a Letter of Credit (except to the extent that such representations and warranties expressly relate to an earlier date) with the same effect as if made on and as of such date;

         (d) No Event of Default. On the date of each Borrowing or issuance of a Letter of Credit hereunder, no Default or Event of Default shall have occurred and be continuing, nor shall any such event occur by reason of the making of the requested Revolving Credit Loan or the issuance of the requested Letter of Credit;

         (e) Total Revolving Credit Commitment. After giving effect to the Revolving Credit Loans or Swingline Loans to be made or Letters of Credit to be issued, the aggregate principal amount outstanding of all Revolving Credit Loans plus all Swingline Loans plus the then current L/C Exposure shall not exceed the Total Revolving Credit Commitment; and

         (f) Payment of Other Fees and Expenses. All out-of-pocket expenses incurred by the Agent and the Issuing Bank in connection with this Credit Agreement and the transactions contemplated hereby, including, without limitation, all statements presented for reasonable fees and disbursements of any financial, accounting or valuation advisors or special counsel retained by the Agents (including, but not limited to, Morgan, Lewis & Bockius LLP, counsel to the Agents, and Alvarez & Marsal LLC, advisor to the Agents), shall have been paid by the Borrower.

Each request for a Borrowing (including, without limitation, a Borrowing that is a Swingline Loan) or issuance of a Letter of Credit hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing or issuance of a Letter of Credit hereunder as to the matters specified in paragraphs (c), (d) and (e) of this Section 4.2.

5.  AFFIRMATIVE COVENANTS

         From the date hereof and for so long as any Commitments shall be in effect, any amount remains outstanding with respect to any Loan, any Letter of Credit shall remain outstanding (or not cash collateralized in an amount equal to 105% of the then current L/C Exposure) or any Obligation remains unpaid or unsatisfied, the Borrower agrees to, and will cause each other Credit Party to, unless the Required Lenders shall otherwise consent in writing:

         SECTION 5.1 Financial Statements and Reports. (a) Furnish or cause to be furnished to the Agents, the Issuing Bank and each of the Lenders:

         (i) As soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Borrower (commencing with fiscal year ending January 2005), the consolidated balance sheet of the Borrower and its Consolidated Subsidiaries, in each case as at the end of, and the related consolidated statements of income, stockholders' equity and cash flows for, such fiscal year, and the corresponding figures as at the end of, and for, the preceding fiscal year, certified by and accompanied by an unqualified report and opinion of BDO Seidman LLP, any other Big Four accounting firm or another independent public accountant of recognized standing as shall be retained by the Borrower and be reasonably satisfactory to the Administrative Agent, which report and opinion shall be prepared in accordance with generally accepted auditing standards relating to reporting and which report and opinion shall contain no material exceptions or qualifications except for qualifications relating to accounting changes (with which such independent public accountants concur) in response to FASB releases or other authoritative pronouncements;

         (ii) As soon as available, but in any event within forty-five (45) days after the end of each of the first three fiscal quarters of each of its fiscal years (commencing with the fiscal quarter ending July 2004), the unaudited and consolidated and consolidating (by major business line) balance sheets of the Borrower and its Consolidated Subsidiaries as at the end of, and the related unaudited consolidated statements of income, divisional statements of income, stockholders' equity and cash flows for, such quarter, and for the portion of the fiscal year through the end of such quarter, and the corresponding figures as at the end of such quarter, and for the corresponding period, in the preceding fiscal year, together with a certificate signed by an Authorized Officer of the Borrower, on behalf of the Borrower, to the effect that such financial statements, while not examined by independent public accountants, reflect, in the opinion of the Borrower, all adjustments necessary to present fairly the financial position of the Borrower and its Consolidated Subsidiaries as at the end of the fiscal quarter and the results of operations for the quarter then ended in conformity with GAAP, subject to normal year-end audit adjustments and the absence of footnotes;

         (iii) As soon as available, but in any event within thirty (30) days after the end of each month, (A) the unaudited, consolidated and consolidating (by major business line) balance sheets of the Borrower and its Consolidated Subsidiaries, as at the end of such month, and the related consolidated statements of income and cash flows for, such month, and for the portion of the fiscal year through the end of such month, and the corresponding figures as at the end of such month, and for the corresponding period as set forth in the Borrower's current operating budget, together with a certificate signed by an Authorized Officer of the Borrower, on behalf of the Borrower, to the effect that such financial statements, while not examined by independent public accountants, reflect, in the opinion of the Borrower, all adjustments necessary to present fairly the financial position of the Borrower and its Consolidated Subsidiaries as at the end of the month and the results of operations for the month then ended in conformity with GAAP, subject to normal year end audit adjustments and the absence of footnotes, (B) a summary account receivable aging report as of the end of the month along with a schedule showing the 10 largest accounts receivable at such date, (C) an accounts payable report as of the end of the month showing the 10 largest accounts payable and their amounts, as well as total accounts payable, and (D) an inventory report showing, by product description, the levels of raw materials and supplies, work-in-process and finished goods as of the end of the month, and showing changes from the preceding month and year-to-date.

         (iv) Simultaneously with the delivery of the statements referred to in paragraphs (i) and (ii) of this Section 5.1(a), a certificate of an Authorized Officer of the Borrower in form and substance reasonably satisfactory to the Administrative Agent (A) stating whether or not such Authorized Officer has Knowledge of any condition or event which would constitute an Event of Default or Default and, if so, specifying each such condition or event and the nature thereof and what action any Credit Party, or any Subsidiary of a Credit Party, is taking or proposes to take with respect thereto, (B) demonstrating in reasonable detail compliance with the provisions of Sections 6.8 through 6.11 and 6.22 hereof and (C) setting forth a schedule of any extraordinary losses and any non recurring charges or restructuring charges added back to Consolidated Net Income in order to calculate Consolidated EBITDAR (such schedule shall be substantially in the form of Exhibit N attached hereto and include, but not be limited to, information regarding inventory writedowns, severance costs, writedowns to goodwill and barter credits, restructuring charges and professional fees);

         (v) As soon as available, but in any event within forty-five (45) days after the end of each month, a monthly monitoring report to be reasonably acceptable to the Administrative Agent, which report shall include, but not be limited to, monthly performance results of the Credit Parties by division and an analysis of such results;

         (vi) For so long as may be requested by the Administrative Agent, as soon as available, but in any event on Friday of each week, a weekly rolling 13-week cash flow projection for the following 13 weeks, together with actual results and a comparison for the immediately preceding week;

         (vii) Promptly upon their becoming available, copies of all financial audits, studies, reports or evaluations prepared for, or submitted to, any of the Credit Parties by the Borrower's independent public accountant, including, without limitation, any comment letter submitted by the Borrower's independent public accountant to management in connection with their annual audit;

         (viii) Promptly upon their becoming available, copies of all registration statements, proxy statements, notices and reports which the Borrower or any other Credit Party files with any securities exchange or with the SEC or any successor agency; and

         (ix) Within thirty (30) days after the end of each fiscal year, a set of financial projections for the Borrower and its Consolidated Subsidiaries for the next fiscal year in a form and in reasonable detail satisfactory to the Administrative Agent.

         (b) Furnish or cause to be furnished to the Administrative Agent:

         (i) Promptly, and in any event within five (5) Business Days, after receipt of any material notice or correspondence from any company or agent for any company providing insurance coverage to any Credit Party or any Subsidiary of a Credit Party relating to any material loss or any loss in excess of $1,000,000 with respect to any Real Property Asset, copies of such notice and/or correspondence;

         (ii) Without limiting any Credit Party's other obligations to give notice under the Fundamental Documents, within twenty (20) days of the end of each calendar quarter, a schedule setting forth each sale or other disposition of any asset or property effected outside the ordinary course of business during such quarter, the date of each such sale or disposition, the sales price with respect to such asset or property sold or disposed of and the Net Cash Proceeds received during such quarter from each such sale or disposition; and

         (iii) From time to time such additional information regarding the financial condition or business of any of the Credit Parties or any of their respective Subsidiaries, any Real Property Asset or the Collateral, as the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender, acting through the Administrative Agent, may reasonably request, including, without limitation, copies of all management projections prepared at the reasonable request of any of the Agents.

         SECTION 5.2 Compliance with Laws. (a) Except as set forth on Schedule 5.2, do or cause to be done all things necessary (i) to preserve, renew and keep in full force and effect its existence, material Proprietary Rights, material Regulatory Licenses, other material licenses, permits, franchises, certificates (including, without limitation, certificates of need), authorization, accreditations, easements, rights of way and other rights, consents and approvals in each case, necessary in order to own their respective material properties and assets or to carry on their respective businesses and (ii) to comply in all material respects with all applicable statutes, ordinances, rules, regulations and orders of, and all applicable restrictions or requirements imposed by, any Governmental Authority (including, without limitation, Environmental Laws, all zoning and building codes and ERISA) or any other Requirements except where the necessity of compliance therewith is contested in good faith by the appropriate proceedings; provided, in the case of each such contested proceeding, that the applicable Credit Party or Subsidiary of a Credit Party shall have set aside on its books reasonable reserves (the presentation of which is segregated to the extent required by GAAP) with respect thereto if such reserves are required by GAAP.

         (b) Obtain or make all further authorizations, approvals, orders, consents, licenses, registration or filings from or with any Governmental Authority required for the performance by any Credit Party of this Credit Agreement and the other Fundamental Documents to which it is a party.

         SECTION 5.3 Maintenance of Properties. (a) Keep the Borrower's, the other Credit Parties' and any Credit Party Subsidiary's material tangible properties including, without limitation, each Real Property Asset, in good repair, working order and condition (ordinary wear and tear and damage by casualty excepted) and (b) from time to time (i) subject to the terms hereof, make all necessary and proper repairs, renewals, replacements, restorations, additions and improvements thereto and (ii) comply with the provisions of all material Regulatory Licenses, leases and other Material Agreements to which it is a party so as to prevent any loss or forfeiture thereof or thereunder unless compliance therewith is being currently contested in good faith by appropriate proceedings and appropriate reserves have been established in accordance with GAAP.

         SECTION 5.4 Notice of Material Events. (a) Promptly upon, but in any event within seven (7) Business Days after, an Authorized Officer or other executive officer of any Credit Party obtaining Knowledge of (i) any (X) Default or (Y) Event of Default, (ii) any Material Adverse Effect, (iii) any action, event or condition which would reasonably be expected to have a Material Adverse Effect, (iv) any change in the name, corporate structure or the






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jurisdiction of organization of any Credit Party, (v) any other event which could reasonably be expected to materially decrease the value of the Collateral as a whole, (vi) any Person giving any written notice to any Credit Party or taking any other action to enforce remedies with respect to a claimed default or event or condition of the type referred to in paragraphs (g), (h), (i) or (j) of
Article 7, (vii) any strike, walkout, work stoppage or other material labor difficulty with respect to any Credit Party or Subsidiary of a Credit Party,
(viii) any pending or contemplated condemnation proceeding affecting any Real Property Asset which would result in Net Cash Proceeds of $1,000,000 or more or
(ix) any revocation, suspension, termination, rescission, non-renewal, forfeiture or similar action by any Governmental Authority to take any of the foregoing actions with respect to a material Regulatory License or any material amendment to any Regulatory License, give written notice thereof to the Administrative Agent specifying the nature and period of existence of any such condition or event, or specifying the notice given or action taken by such Person and the nature of such claimed Event of Default or condition and what action any Credit Party has taken, is taking and proposes to take with respect thereto.

         (b) Promptly upon, but in any event within ten (10) Business Days after, an Authorized Officer or other executive officer of any Credit Party obtaining Knowledge of (i) the institution of, or threat of, any action, suit, proceeding, investigation or arbitration by any Governmental Authority or other Person against or affecting any Credit Party or any of its assets including, without limitation, any Real Property Asset or Regulatory License but excluding any condemnation proceeding or any sale or disposition in lieu of condemnation with respect to any Real Property Asset which would result in Net Cash Proceeds of less than $1,000,000 and (ii) any material development in any such action, suit, proceeding, investigation or arbitration (whether or not previously disclosed to the Administrative Agent), which, in the case of clause (i) or (ii) above, is reasonably likely to have a Material Adverse Effect, such Credit Party shall promptly give written notice thereof to the Administrative Agent and provide such other information as may be available to it to enable the Administrative Agent to evaluate such matters; and, in addition to the requirements set forth in clauses (i) and (ii) of this subsection (b), such Credit Party upon request shall promptly give notice to the Administrative Agent of the status of any action, suit, proceeding, investigation or arbitration covered by a report delivered to the Administrative Agent pursuant to this subsection (b) above and provide such other information as may be reasonably available to it to enable the Agents to evaluate such matters.

         SECTION 5.5 Insurance. (a) Keep the Borrower's, the other Credit Parties' and any Credit Party Subsidiary's assets, or cause their tenants under applicable leases to keep their assets, which are of an insurable character (including, without limitation, all Real Property Assets and all Collateral) insured at all times with financially sound and reputable insurance companies, against such risks, in such amounts, and with such deductions as is customary for companies of the same or similar size in the same or similar businesses; provided, that such insurance shall (i) insure the assets against all risk of loss or damage including, without limitation, loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Administrative Agent and the Collateral Agent, (ii) include insurance against flood hazards if any asset of the Credit Party or such Subsidiary is in an area designated as having special flood hazards under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 and the National Flood Insurance Reform Act of 1994, and any other flood insurance act, each as may be amended, or any other law, or interpretations or regulations thereunder, and (iii) insure the Credit Parties and their Subsidiaries, and the Agents, the Issuing






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Bank and the Lenders against comprehensive general and automobile liability, such policies to be in accordance with customary industry practice and in such form and amounts and having such coverage as is customary for companies of the same or similar size in the same or similar businesses or as otherwise may be reasonably satisfactory to the Administrative Agent and the Collateral Agent. All such insurance shall (i) contain a Lender's Loss Payable Endorsement in favor of the Collateral Agent on behalf of the Secured Parties in all loss or damage insurance policies, (ii) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least thirty (30) days after written notice to the Administrative Agent and the Collateral Agent (on behalf of the Secured Parties) thereof, (iii) name the Collateral Agent (for the benefit of the Secured Parties) as loss payee for physical damage insurance with respect to property which constitutes Collateral or a Real Property Asset as to which a Lien has been granted to the Collateral Agent, and as an additional insured for liability insurance (provided, that with respect to property to which a Lien permitted hereunder has been granted to another creditor, such other creditor may also be named as loss payee, with payment to be made as their interests may appear and as an additional insured, with the Collateral Agent), and (iv) be reasonably satisfactory in all other respects (including deductibles) to the Administrative Agent and the Collateral Agent.

         (b) Upon the request of the Administrative Agent or the Collateral Agent, furnish to the Administrative Agent and the Collateral Agent, an updated schedule describing all insurance maintained by the Credit Parties, which schedule shall set forth, for each insurance policy, the policy number, the type of coverage, the policy limits and deductibles, the insurer and the expiration date.

         (c) Furnish to the Administrative Agent and the Collateral Agent, to the extent not previously delivered, certificates of insurance for all insurance maintained by a Credit Party which certificates shall comply with the requirements of this Section 5.5 set forth above and contain signatures (by facsimile or email transmission) of duly authorized representatives of the insurer, at all times prior to policy termination, cessation or cancellation.

         (d) Maintain such other insurance or self insurance as may be required by Applicable Law or any agreement to which any Credit Party or any Subsidiary thereof is a party or as either the Administrative Agent or the Collateral Agent may reasonably request.

         SECTION 5.6 Books and Records. (a) Maintain or cause to be maintained at all times, in accordance with GAAP, true and complete books and records of its financial operations.

         (b) Provide any Agent, the Issuing Bank and their representatives (at the Borrower's expense) or any Lender and its representatives (at such Lender's expense) access to such books and records and to any of its properties or assets upon reasonable notice and during regular business hours in order that such Agent, the Issuing Bank or such Lender (as applicable) may make such audits and examinations and make abstracts from such books, accounts, records and other papers of a Credit Party or a Subsidiary of a Credit Party pertaining to the Collateral or any Real Property Asset and upon notification to the Borrower, permit such Agent, the Issuing Bank or such Lender (as applicable) or its representatives to discuss the affairs, finances and accounts with, and be advised as to the same by, officers and independent accountants, all as






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such Agent, the Issuing Bank or such Lender (as applicable) may deem appropriate for the purpose of verifying any report delivered by any Credit Party to any of the Agents, the Issuing Bank and/or the Lenders pursuant to this Credit
Agreement or for otherwise ascertaining compliance with this Credit Agreement or any other Fundamental Document.

         SECTION 5.7 Observance of Material Agreements. (a) Duly observe and perform all terms and conditions of any Material Agreement and diligently protect and enforce the rights of the Credit Parties and their Subsidiaries under all such Material Agreements to the extent and in a manner consistent with prudent business judgement.

         (b) Promptly provide the Agents copies of any and all agreements amending, altering, modifying, waiving or supplementing in any material respect any Material Agreement.

         (c) Maintain in effect all material Regulatory Licenses necessary to the operation of its business.

         SECTION 5.8 Taxes and Charges. Duly pay and discharge, or cause to be paid and discharged, before the same shall become in arrears (after giving effect to applicable extensions), all taxes, assessments, levies and other governmental charges, in any material amount imposed upon any Credit Party or Subsidiary of a Credit Party or its properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies which if unpaid might by law become a Lien upon any property of any Credit Party or any Subsidiary of a Credit Party; provided, however, that any tax, assessment, levy, governmental charge or claim for labor, material or supplies need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if such Credit Party or Subsidiary of a Credit Party shall have set aside on its books reasonable reserves (the presentation of which is segregated to the extent required by GAAP) with respect thereto if such reserves are required by GAAP; and provided, further, that such Credit Party or Subsidiary of a Credit Party will pay all such taxes, assessments, levies or other governmental charges and claims for labor, material or supplies forthwith upon the commencement of proceedings to foreclose any Lien which may have attached as security therefor.

         SECTION 5.9 Liens. Defend the Collateral (including, without limitation, the Pledged Securities and the Real Property Assets) against any and all Liens, claims and other impediments howsoever arising, other than Permitted Liens, and in any event defend the same against any attempted foreclosure.

         SECTION 5.10 Further Assurances; Security Interests. (a) Upon the request of the Collateral Agent, promptly execute and deliver or cause to be executed and delivered, at the cost and expense of the Credit Parties, such further instruments as may be appropriate in the reasonable judgment of the Collateral Agent or its counsel, to provide the Collateral Agent for the benefit of the Secured Parties a first perfected Lien in the Collateral and all the Real Property Assets, and any and all documents (including, without limitation, an amendment or supplement of any financing statement and a continuation statement or other statement) for filing under the provisions of the UCC and the rules and regulations thereunder, or any other Applicable Law of the United States or any other jurisdiction which the Collateral Agent may deem reasonably necessary or advisable, and perform or cause to be performed such other ministerial acts which are reasonably necessary or advisable, from time to time, in order to grant and maintain in favor of the Collateral Agent for the benefit of the Secured Parties the security interest in the Collateral and the Real Property Assets contemplated hereunder and under the other Security Documents, subject only to Permitted Liens.

         (b) Promptly undertake to deliver or cause to be delivered to the Collateral Agent from time to time such other documentation, consents, authorizations and approvals, in form and substance reasonably satisfactory to the Collateral Agent, as the Collateral Agent or its counsel shall deem reasonably necessary or advisable to perfect or maintain the Liens of the Collateral Agent for the benefit of the Secured Parties.

         SECTION 5.11 Environmental Laws. (a) Promptly notify the Administrative Agent upon any Credit Party gaining actual knowledge of any material violation or non-compliance with, or material liability or potential liability under, any Environmental Laws, and promptly furnish to the Administrative Agent all written notices of any nature which any Credit Party or any Subsidiary of a Credit Party may receive from any Governmental Authority or other Person alleging any violation, or potential violation or non-compliance with, or liability or potential liability under, any Environmental Laws.

         (b) Comply in all material respects with and use reasonable efforts to ensure material compliance by all tenants and subtenants with all Environmental Laws, and obtain and comply in all material respects with and maintain and use reasonable efforts to ensure that all tenants and subtenants obtain and comply in all material respects with and maintain any and all Environmental Permits required by Environmental Laws.

         (c) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under all Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities. Any order or directive whose lawfulness is being contested in good faith by appropriate proceedings shall be considered a lawful order or directive when such proceedings, including any judicial review of such proceedings, have been finally concluded by the issuance of a final non-appealable order; provided, however, that the appropriate Credit Party shall have set aside on its books reasonable reserves (the presentation of which is segregated to the extent required by GAAP) with respect thereto.

         (d) Indemnify, defend and hold harmless the Agents, the Issuing Bank, the Lenders and the other Secured Parties, and their respective officers, directors, shareholders, employees, agents, representatives, successors and assigns from and against any liability, fine, penalty, loss, damage, suit, settlement, action, expense and cost (including, but not limited to, reasonable attorneys' fees (including internally allocated charges of in-house legal counsel of the Agents) and environmental consultant fees), arising out of or relating to: (A) the presence or Release of any Hazardous Materials at, to, on, under, from, or about any Premises; (B) any violation of any Environmental Law or Environmental Permit by any Credit Party or any Subsidiary of any Credit Party; (C) the transportation or the arrangement for the transportation, handling, treatment, or disposal of any Hazardous Materials to any location other than any Premises by or on behalf of any Credit Party or any Subsidiary of any Credit Party; (D) any





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Environmental Claim against any Credit Party or any Subsidiary of any Credit
Party relating to any Premises or any activities conducted at any Premises; and
(E) any breach of any environmental representation or covenant in this Credit Agreement or any other Fundamental Document (but excluding any such liability, fine, penalty, loss, damage, suit, settlement, action, expense or cost of an indemnified party to the extent incurred by reason of the gross negligence or willful misconduct of such indemnified party as determined by a final judgment of a court of competent jurisdiction). The obligations of the Borrower under this Section 5.11(d) shall survive the Facility Termination Date, the termination of this Credit Agreement, the payment of the Obligations and the expiration, termination and/or cancellation of the Letters of Credit hereunder indefinitely.

         SECTION 5.12 Subsidiary Guarantees and Collateral. Cause (i) each Person which becomes a domestic Subsidiary after the Closing Date (whether by creation, acquisition, expansion or otherwise) and (ii) any Dissolvable Entity, upon such entity acquiring assets in an aggregate amount in excess of $10,000, to promptly execute and deliver to the Administrative Agent or the Collateral Agent, as the case may be, (a) an Instrument of Assumption and Joinder pursuant to which the new Subsidiary shall become a party to the Amended and Restated Consolidated Subsidiary Guaranty, the Amended and Restated Consolidated Subsidiary Subordination Agreement, the Security Documents and the Intercreditor Agreement, and (b) such other financing statements, documents and certificates as may be requested by the Administrative Agent or the Collateral Agent to establish the organization and good standing of such Subsidiary, the due authorization, execution and performance of the instruments referred to in clause (a) above and the perfection of the Liens created by the Security Documents, including, without limitation, appropriate UCC-1s, Amended and Restated Mortgages, if applicable, other security documents, organizational documents and written opinion of counsel. With respect to each new Subsidiary formed or acquired after the Closing Date, the Borrower and each Credit Party shall, in addition to executing the documents described in the preceding sentence, pledge and deliver to the Collateral Agent 100% of the Capital Stock of each new domestic Subsidiary and 65% of the Capital Stock of each new foreign Subsidiary), together with undated stock powers duly executed in blank.

         SECTION 5.13 Lease Agreements. From time to time (i) furnish to the Administrative Agent such information and reports regarding any lease agreement with respect to a Real Property Asset to which a Credit Party or any Subsidiary thereof is a party as the Administrative Agent may reasonably request and (ii) upon the occurrence and continuation of an Event of Default and the reasonable request of the Administrative Agent, make such demands and requests for information, reports or action to the other parties to a lease agreement to which a Credit Party or any Subsidiary is a party, as the Credit Party or Subsidiary is entitled to make under each such lease agreement.

         SECTION 5.14 After-Acquired Real Property Assets. If, after the Closing Date, any Credit Party purchases, leases (other than space leased for, and primarily used for, retail purposes) or otherwise acquires any Real Property Asset with a fair market value in excess of $250,000, or if any existing mortgage or deed of trust encumbering any Real Property Asset in favor of a third party is released (a) promptly, but in any event within thirty (30) days, after such purchase, lease (other than space leased for, and primarily used for, retail purposes) or other acquisition or release, provide written notice thereof to the Administrative Agent and the

Collateral Agent, setting forth with specificity a description of such Real Property Asset acquired, a title commitment, a survey (if available) and such Credit Party's good faith estimate of the current fair market value of such Real Property Asset and (b) if the Collateral Agent so requests, the applicable Credit Party shall promptly execute and deliver to the Collateral Agent, a mortgage and such other documents or instruments as the Collateral Agent shall request with respect to such Real Property Asset (including, without limitation, a title insurance policy and a survey). Such Credit Party shall not be obligated to execute and deliver such mortgage if the applicable Real Property Asset is leased by such Credit Party and such lease (or a memorandum thereof) is not recorded in the applicable real property recording office or such lease specifically prohibits the granting of such mortgage or specifically requires the landlord's consent thereto; provided, however, at the time of entry into such lease such Credit Party shall have used commercially reasonable efforts to, as the case may be, cause such lease (or such memorandum) to be so recorded, omit such prohibition from such lease and/or obtain a waiver of the same or omit such landlord's consent right from such lease and/or obtain such landlord's consent.

         SECTION 5.15 Lender Meetings. From time to time as requested by the Administrative Agent, the Required Revolving Credit Lenders, or the Required Tranche A Term Loan Lenders, participate in, and cause an Authorized Officer of the Borrower and the Chief Restructuring Officer, if still retained by the Borrower at such time, to be available for and to participate in, a meeting of Lenders to be held, at reasonable intervals, at locations and at times requested by the Administrative Agent (or, if applicable, the Required Revolving Credit Lenders or the Required Tranche A Term Loan Lenders).

         SECTION 5.16 Cash Management System.

         (a) Maintain in all material respects the Borrower's and the Credit Parties' current cash management system as in effect as of the date hereof or cause to be maintained another cash management system reasonably acceptable to the Administrative Agent; it being understood that the cash management system existing on the Closing Date is acceptable provided the Borrower shall use reasonable efforts to comply with Section 5.16(e).

         (b) The Credit Parties shall promptly transfer or cause to be transferred all funds from the collection of Receivables to the Bank of America Lock Box Account or deposit any collections of Receivables received directly by any Credit Party in the Concentration Account.

         (c) So long as no Event of Default shall have occurred and be continuing, the Credit Parties shall have free access to the funds in the Concentration Account. Upon the occurrence and during the continuation of an Event of Default, the Collateral Agent (for the benefit of the Secured Parties), subject to Applicable Law, shall have the right to establish sole dominion and control over the Concentration Account and the balances in such account may be applied toward the payment of the Obligations in accordance with the terms of Intercreditor Agreement.

         (d) The Credit Parties shall transfer or cause to be transferred all funds in excess of $5,000 maintained in the regional bank accounts set forth on
Schedule 3.28 to the Concentration Account on a weekly basis.





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         (e) Within 20 days after the Closing Date, or such greater period as the Administrative Agent may agree, the Borrower shall deliver to the Collateral Agent an account control agreement or a blocked account agreement (in form and substance reasonably satisfactory to the Collateral Agent) with respect to the Bank of America Lock Box Account duly executed by the Borrower and Bank of America.

         SECTION 5.17 Credit Parties to Hold in Trust. Upon the occurrence and during the continuance of an Event of Default, upon the request of the Administrative Agent or the Collateral Agent, each of the Credit Parties will, upon receipt by it of any revenue, income, profits or other sums in which a security interest is granted by the Security Documents, payable pursuant to any agreement or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the sum or instrument in trust for the Collateral Agent, segregate such sum or instrument from their own assets and forthwith, without any notice, demand or other action whatsoever (all notices, demands, or other actions on the part of any of the Agents or any other Secured Party being expressly waived), endorse, transfer and deliver any such sums or instruments or both, to the Collateral Agent to be applied to the repayment of the Obligations in accordance with the terms of Intercreditor Agreement.

         SECTION 5.18 ERISA Plan Compliance and Reports. Furnish to the Administrative Agent (i) as soon as possible, and in any event within ten (10) days after any Credit Party has the knowledge that (A)(1) any Reportable Event with respect to any Plan has occurred or (2) that a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan is subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph (b)(1) thereof), and an event described in subsection .62, .63, ..64, .65, .66, .67 or .68 of PBGC Regulation 29 C.F.R. Section 4043 is reasonably expected to occur with respect to such Plan within the following 30 days, a statement of an executive officer of the Credit Party, setting forth on behalf of such Credit Party the reasonably full details as to such Reportable Event and the action which it proposes to take with respect thereto (except to the extent that the Credit Party has previously delivered to the Administrative Agent a certificate and notices (if any) concerning such event pursuant to the clause (2) above), together with a copy of the notice, if any, required to be filed of such Reportable Event given to the PBGC or (B) (1) an accumulated funding deficiency has been incurred or an application has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard or an extension of any amortization period under Section 412 of the Code with respect to a Plan under Title IV of ERISA (other than with respect to a deficiency, application or extension relating to or in connection with the 2004 plan year or any part thereof of any Plan), (2) proceedings have been instituted to terminate a Plan if such Plan is subject to Title IV of ERISA, or
(3) any such Credit Party or ERISA Affiliate will incur any liability to or on account of the termination of or withdrawal from a Plan subject to Title IV of ERISA under Section 4062 or 4063 of ERISA, a statement of an executive officer of the Credit Party, setting forth reasonably full details as to such event and the action the applicable Credit Party proposes to take with respect thereto,
(ii) promptly upon request of the Administrative Agent, copies of each annual and other report with respect to each Plan and (iii) promptly after receipt thereof, a copy of any notice any Credit Party or ERISA Affiliate may receive from the PBGC relating to the PBGC's intention to terminate any Plan subject to Title IV of ERISA, to appoint a trustee to administer any Plan subject to Title IV of ERISA or to take any action relating to any Credit Party or ERISA

Affiliate's failure to satisfy the minimum funding standards under Section 412 of the Code with respect to any Plan.

         SECTION 5.19 Disclosure of Transaction. File on the Closing Date or as soon as reasonably practicable thereafter, a summary of the material aspects of the transactions contemplated by the Fundamental Documents on Form 8-K or other periodic report permitted to be filed under the Exchange Act with the SEC (the "Released Information") it being agreed that the Released Information shall include, without limitation, (i) a summary of the principal terms of this Credit Agreement and the other Fundamental Documents (and such filing shall include the same as exhibits) and (ii) such other information as may be necessary to make such summary in light of the circumstances under which such statements are made not misleading. In addition, on the Closing Date, or as soon as reasonably practicable thereafter, the Company shall issue a press release summarizing the Released Information. The disclosure of the Released Information contemplated in this Section 5.19 may contain cautionary statements and disclosures regarding the forward looking nature of the disclosed information.

         SECTION 5.20 Board of Directors. As soon as practicable, but in no event later than ten (10) Business Days following the notice from the Administrative Agent disclosing the directors to be selected pursuant to Section 5.20(iii), which notice shall be delivered no later than forty-five (45) days after the Closing Date, the Borrower shall cause to be constituted a new board of directors which shall consist of nine (9) directors composed of (i) the chief executive officer of the Borrower, (ii) two (2) existing independent members of the Borrower's board of directors who shall be satisfactory to the Existing Noteholders and the Existing Lenders and (iii) six (6) directors to be selected by the Existing Lenders and the Existing Noteholders; provided, that following the election of the new board of directors pursuant to this Section 5.20, the majority of the entire board of directors of the Borrower shall be composed of independent directors. It being understood that the Borrower shall only be required to constitute a new board of directors pursuant to this Section 5.20 one time.

         SECTION 5.21 Sale Proceeds Collateral Account. Within two (2) Business Days of the receipt of any proceeds upon the sale or disposition of the assets of Encore, as permitted by Section 6.6(a)(iv) hereof, deposit $4,000,000 in the Sale Proceeds Collateral Account. So long as no Event of Default shall have occurred and be continuing, amounts held in the Sale Proceeds Collateral Account may be released by the Administrative Agent, to the Borrower, with the consent of the Required Lenders. In the event a Default or an Event of Default has occurred and is then continuing, the Administrative Agent may deposit any or all amounts held in the Sale Proceeds Collateral Account in the Collateral Account (as defined in the Intercreditor Agreement) and apply such amounts to the repayment of the Obligations in accordance with Section 5 of the Intercreditor Agreement.

         SECTION 5.22 Modification of Existing Standby L/C Agreements. Within forty-five (45) days of the Closing Date, modify the Existing Standby L/C Agreements in a manner reasonably satisfactory to the Administrative Agent such that the Existing Standby L/C Agreements are consistent with the terms of this Credit Agreement.

         SECTION 5.23 Real Estate Matters.










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         (a) Within five (5) Business Days of the Closing Date, deliver to the
Collateral Agent a survey (which may be an updated survey) of each owned Real Property Asset set forth on Schedule 5.23(a), prepared by a surveyor and in form and substance acceptable to the Collateral Agent.

         (b) Within five (5) Business Days of the Closing Date, deliver to the Agents evidence acceptable to the them that none of the owned Real Property Assets (other than those set forth on Schedule 3.23(c)), is located in an area identified as an "flood plain area" or a similar area under Applicable Law.

         (c) Within ten (10) Business Days of the Closing Date, deliver to the Collateral Agent the duly executed Amended and Restated Mortgage referred to in clauses (iii) and (iv) of the definition of the term "Amended and Restated Mortgage" with respect to each owned Real Property Asset referred to in such mortgages (along with any applicable affidavit pursuant to Section 255 of the tax law of the State of New York, in form and substance reasonably acceptable to the Collateral Agent). Upon the delivery of the Amended and Restated Mortgage referred to in the previous sentence the Borrower shall pay all taxes, recording or other fees relating thereto.

         (d) Within five (5) Business Days of the Closing Date, deliver to the Collateral Agent the duly executed Amended and Restated Mortgage referred to in clauses (i) and (ii) of the definition of the term "Amended and Restated Mortgage" with respect to each owned Real Property Asset referred to in such mortgages (along with any applicable affidavit pursuant to Section 255 of the tax law of the State of New York, in form and substance reasonably acceptable to the Collateral Agent). Upon the delivery of the Amended and Restated Mortgage referred to in the previous sentence the Borrower shall pay all taxes, recording or other fees relating thereto.

         (e) Upon delivery of the Amended and Restated Mortgage referred to in
Section 5.23(c) above, deliver to the Collateral Agent the written opinion of Shearman & Sterling LLP, counsel to the Credit Parties addressed to the Agents, the Issuing Bank, the Lenders and the other Secured Parties with respect to such matters relating to the Amended and Restated Mortgages referred to in Section 5.23(c) and (d) above as may be reasonably requested by the Administrative Agent and its counsel, which opinion shall be in form and substance reasonably satisfactory to the Administrative Agent and its counsel;

6.   NEGATIVE COVENANTS

         From the date hereof and for so long as any Commitments shall be in effect, any amount remains outstanding with respect to any Loan, any Letter of Credit shall remain outstanding (or not cash collateralized in an amount equal to 105% of the then current L/C Exposure) or any other Obligation remains unpaid or unsatisfied, the Borrower agrees that, unless the Required Lenders shall otherwise consent in writing, the Borrower will not, and will not cause or permit its Subsidiaries to:

         SECTION 6.1 Limitations on Indebtedness. Incur, create, assume or suffer to exist any Indebtedness, L/C Indebtedness or Intercompany Indebtedness, other than:

         (a) the Indebtedness and other Obligations under this Credit Agreement, and any Indebtedness extending, renewing or refinancing all or any portion of the Indebtedness and/or other Obligations under this Credit Agreement; provided, that the terms of any refinancing of the Indebtedness and other Obligations under this Credit Agreement, other than a Permitted Refinancing, shall have been approved in writing by the Required Lenders;

         (b) existing Indebtedness or commitments to advance such Indebtedness and L/C Indebtedness described on Schedule 6.1(b) hereto and any extension, renewal or refinancing of all or any portion of the Indebtedness on Schedule 6.1(b), provided that the principal amount of each such item of Indebtedness or L/C Indebtedness set forth on Schedule 6.1(b), as the case may be, is not increased and such extension, renewal or refinancing be on terms substantially similar or more favorable to the applicable Credit Party which is the obligor of such Indebtedness or L/C Indebtedness, as the case may be;

         (c) Intercompany Indebtedness constituting Investments permitted under
Section 6.4 hereof;

         (d) Indebtedness incurred under Interest Rate Protection Agreements to the extent entered into by the applicable Credit Party for bona fide hedging purposes;

         (e) Guarantees permitted pursuant to Section 6.3 hereof;

         (f) Indebtedness in respect of secured purchase money financing (including Capital Leases) in an aggregate amount not to exceed $5,000,000; and

         (g) other Indebtedness in an aggregate principal amount at any time outstanding not exceeding $5,000,000.

         SECTION 6.2 Limitations on Liens. Incur, create, assume or suffer to exist any Lien on any of its revenue stream, property, assets or rights, whether now owned or hereafter acquired, except:

         (a) deposits under worker's compensation, unemployment insurance and social security and similar laws or to secure statutory obligations or surety, appeal, performance, completion or other similar bonds, to secure performance as lessee under leases of real or personal property or to secure performance of tenders, bids, contracts (other than for the repayment of Indebtedness or L/C Indebtedness) and other obligations of a like nature, in each case incurred in the ordinary course of business;

         (b) Liens customarily granted or incurred in the ordinary course of business with regard to services rendered by carriers, warehouses, suppliers of materials and equipment, mechanics and repairmen and other Liens imposed by Applicable Law which obligations are not yet due and payable (unless such obligations are being contested in good faith and with respect to which appropriate reserves have been established in accordance with GAAP);

         (c) the Liens in favor of the Collateral Agent (for the benefit of the Secured Parties) under the Existing Security Documents and as continued under the Security Documents;

         (d) existing Liens listed on Schedule 6.2(d) hereto;

         (e) Liens arising out of attachments, judgments or awards as to which an appeal or other appropriate proceedings for contest or review are timely commenced (and as to which foreclosure and other enforcement proceedings shall not have been commenced (unless fully bonded or otherwise effectively stayed)) and as to which appropriate reserves have been established in accordance with GAAP;

         (f) Liens for taxes, assessments or other governmental charges or levies not yet due and payable, or the validity or amount of which is currently being contested in good faith by appropriate proceedings and for which reserves have been set aside on the books of the applicable Credit Party, in each case pursuant to and in accordance with the terms of Section 5.8 hereof;

         (g) financing statements filed in connection with a Capital Lease or an operating lease, in each case not prohibited hereunder; provided that no such financing statement extends, covers or refers to any property or assets of a Credit Party, other than the property or assets which are subject to such Capital Lease or such operating lease;

         (h) easements and any other item listed on Schedule B of the title policies obtained for the Collateral Agent or for which Date Down Endorsements were obtained with respect to Real Property Assets (including, without limitation, reciprocal easement agreements and utility agreements), rights of way requirements, restrictions (including, without limitation, zoning restrictions), covenants, consents, reservations, encroachments, variations and other similar restrictions, charges, encumbrances (whether or not recorded) (but specifically excluding rights of first refusal, options and other contractual rights to sell, assign or otherwise dispose of any Real Property Asset or any interest therein) on any owned Real Property Asset which, individually, (i) does not materially detract from the value of the applicable Real Property Asset subject thereto, (ii) does not materially interfere with the ordinary conduct of the business of the Credit Parties, any Subsidiary of a Credit Party or any lessee under a lease, (iii) does not materially impair the use of the applicable Real Property Asset by any Credit Party, any Subsidiary of a Credit Party or any lessee under a lease or (iv) does not render title of the applicable Real Property Asset unmarketable;

         (i) Liens arising by virtue of any statutory or common law provisions relating to banker's liens, rights of set off or similar rights with respect to deposit accounts;

         (j) Liens on assets at the time of acquisition of the asset by a Credit Party or a Subsidiary thereof; provided, that (i) such Liens existed at the time of such acquisition and were not created in anticipation of the acquisition of such asset, (ii) any such Lien does not by its terms cover any property or assets other than the asset acquired, and (iii) the aggregate amount of such Liens, when added to the Liens permitted pursuant to Section 6.2(l), shall not exceed $5,000,000;

         (k) Liens securing a Permitted Refinancing; provided, that such Liens shall by their terms cover only such property or assets as is covered by the Liens securing the Indebtedness being refinanced and no new or additional property or assets and any Liens granted with respect to such refinancing Indebtedness shall be subordinated to at least the same extent as the existing Liens securing such Indebtedness being refinanced, if any;

         (l) Liens incurred in connection with secured purchase money financing permitted pursuant to Section 6.1(f), provided that (i) such Lien is limited to the particular assets acquired and (ii) the aggregate amount of such Liens, when added to the Liens permitted pursuant to Section 6.2(j), shall not exceed $5,000,000;

         (m) rights of first refusal, options or other contractual rights to sell, assign or otherwise dispose of any Real Property Asset or interest therein which right of first refusal, option or contractual right (i) is described on
Schedule 3.10 hereto, (ii) has been consented to in writing by the Administrative Agent, (iii) is in connection with an asset sale permitted by
Section 6.6 hereof or (iv) in the case of such rights granted after the Closing Date when taken with all other rights of first refusal, options and other contractual rights permitted by this clause (o), do not over the term of this Credit Agreement affect Real Property Assets having an aggregate fair market value exceeding $1,000,000; and

         (n) leases or subleases of real property to others not interfering in any material respect with the business of the Borrower or any Credit Party.

         SECTION 6.3 Limitation on Guaranties. Incur, create, assume or suffer to exist any Guaranty, either directly or indirectly, except:

         (a) the endorsement of negotiable instruments for deposit or collection in the ordinary course of business;

         (b) the Guaranties made by the Guarantors pursuant to the Amended and Restated Consolidated Subsidiary Guaranty Agreement;

         (c) Guaranties of obligations of a Credit Party which obligations are not prohibited hereunder;

         (d) Guaranties set forth on Schedule 6.1(b) hereto;

         (e) Guaranties of Indebtedness or L/C Indebtedness permitted by Section
6.1 hereof;

         (f) Guaranties constituting Investments that are not prohibited by
Section 6.4;

         (g) other Guaranties of obligations and liabilities which do not in the aggregate expose the guarantors thereof to an amount in excess of $1,000,000 and

         (h) Guaranties by the Borrower of the obligations set forth on Schedule
6.3 hereto.

         SECTION 6.4 Limitations on Investments. Create, make or incur any Investment, except:

         (a) cash and Cash Equivalents;

         (b) Investments (whether as equity or loans) by the Borrower or a Credit Party in another Credit Party or a Person that immediately becomes a Credit Party;

         (c) Investments (whether as equity or loans) by the Borrower or a Credit Party in Subsidiaries which are not Credit Parties; provided, that the aggregate amount of all such Investments made by the Credit Parties after the Closing Date in such Subsidiaries may not exceed $2,000,000 at any time in excess of the amounts existing on the Closing Date;

         (d) additional Investments received in settlement of Indebtedness or other obligations created in the ordinary course of business and owing to any Credit Party;

         (e) existing Investments listed on Schedule 6.4 hereto; and

         (f) Guaranties permitted by Section 6.3.

         SECTION 6.5 Restricted Payments. Pay, declare, make or become obligated to make any Restricted Payment, except:

         (a) the declaration and payment of dividends and/or distributions by any direct or indirect wholly owned Subsidiary of a Credit Party to a Credit Party; and

         (b) to the extent permitted under the Amended and Restated Consolidated Subsidiary Subordination Agreement, payments with respect to Intercompany Indebtedness, intercompany receivables or intercompany advances constituting Investments permitted under Section 6.4 hereof.

         SECTION 6.6 Merger, Sale of Assets, Purchases, etc. (a) Whether in one transaction or a series of transactions, wind up, liquidate or dissolve its affairs, or enter into any transaction of merger or consolidation, or sell or otherwise dispose of any capital stock of any Subsidiary of any Credit Party, or any of its property, stock or assets or agree to or suffer any of the foregoing, except for:

         (i) the merger by any solvent Guarantor into the Borrower or another Guarantor if after such merger, no Default or Event of Default exists;

         (ii) the transfer by any solvent Guarantor of any or all of its assets to the Borrower or another Guarantor and, in the case of a transfer of all of the assets of a Guarantor, the subsequent dissolution of such solvent Guarantor if after such transactions, no Default or Event of Default exists;

         (iii) sales or other dispositions of assets (other than Real Property Assets) in the ordinary course of business;

         (iv) sales or dispositions of assets set forth on Schedule 6.6(iv) for cash or as otherwise permitted by the Required Lenders;

         (v) the transfers of assets constituting Investments permitted by
   Section 6.4 or Restricted Payments permitted by Section 6.5;

         (vi) sales or other dispositions of assets in arm's length transactions, at fair market value and for cash in an aggregate amount which does not exceed $250,000 in any fiscal year;

         (vii) sales or other dispositions of the manufacturing and/or distribution centers and other miscellaneous assets and machinery located in Mexico, Canada, Italy and China for cash;

         (viii) upon consummation of the sale of assets of Encore, as permitted pursuant to Section 6.6(iv), the dissolution of Encore; and

         (ix) so long as the representation and warranty in Section 3.30 hereof shall be true and correct in all respects at the time of dissolution, the dissolution of a Dissolvable Entity, provided that upon such dissolution, the assets, if any, of the Dissolvable Entity being dissolved shall be distributed to the Borrower.

         (b) Purchase or otherwise acquire all or substantially all of any stock or assets of any other Person, except for:

         (i) transactions contemplated by Sections 6.6(a)(i) and 6.6(a)(ii) above;

         (ii) the creation of new Subsidiaries which immediately become Guarantors to the extent required by and in accordance with Section 5.12 hereof; and

         (iii) Investments permitted by Section 6.4 hereof.

         SECTION 6.7 Places of Business; Change of Name. Change its name or change its jurisdiction of incorporation or organization, without in each case
(i) giving the Collateral Agent thirty (30) days prior written notice of such change and (ii) filing any additional Uniform Commercial Code financing statements, and such other documents requested by the Collateral Agent to maintain perfection of the security interest of the Collateral Agent for the benefit of the Secured Parties in the Collateral and in each Real Property Asset.

         SECTION 6.8 Maximum Total Leverage Ratio. Permit the Total Leverage Ratio of the Borrower and Consolidated Subsidiaries to be greater than the corresponding ratio below to be tested as of the last day of each fiscal quarter ending in the months listed below:


            Date                                Ratio
            ----                                -----
            January 2005                        13.4:1.0
            April 2005                          12.3:1.0
            July 2005                           9.6:1.0
            October 2005                        7.8:1.0
            January 2006                        6.3:1.0
            April 2006                          5.6:1.0
            July 2006                           5.2:1.0

            October 2006                        5.2:1.0
            January 2007                        5.1:1.0
            April 2007                          5.0:1.0
            July 2007                           4.7:1.0
            October 2007                        4.8:1.0
            January 2008                        4.6:1.0


         SECTION 6.9 Cash Interest Coverage Ratio. Permit the Consolidated Cash Interest Coverage Ratio to be less than the corresponding ratio below to be tested as of the last day of each fiscal quarter ending in the months below:

            Period Ending                       Ratio
            -------------                       -----
            January 2005                        1.2:1.0
            April 2005                          1.3:1.0
            July 2005                           1.7:1.0
            October 2005                        2.2:1.0
            January 2006                        2.6:1.0
            April 2006                          2.5:1.0
            July 2006                           2.3:1.0
            October 2006                        2.1:1.0
            January 2007                        1.9:1.0
            April 2007                          1.8:1.0
            July 2007                           1.8:1.0
            October 2007                        1.7:1.0
            January 2008                        1.7:1.0


         SECTION 6.10 Total Interest Coverage Ratio. Permit the Consolidated Total Interest Coverage Ratio to be less than the corresponding ratio below to be tested as of the last day of each fiscal quarter ending in the months below:

            Period Ending                       Ratio
            -------------                       -----
            January 2005                        0.8:1.0
            April 2005                          0.8:1.0
            July 2005                           0.9:1.0
            October 2005                        1.1:1.0
            January 2006                        1.3:1.0
            April 2006                          1.3:1.0
            July 2006                           1.3:1.0
            October 2006                        1.3:1.0
            January 2007                        1.5:1.0
            April 2007                          1.5:1.0
            July 2007                           1.5:1.0
            October 2007                        1.6:1.0
            January 2008                        1.6:1.0

         SECTION 6.11 Consolidated EBITDAR. Permit Consolidated EBITDAR for the Rolling Twelve Month period ending in the fiscal quarter ending in the months below to be less than the corresponding amount set forth below:

            Period Ending                       Amount
            -------------                       ------
            January 2005                        $16,700,000
            April 2005                          $18,100,000
            July 2005                           $23,400,000
            October 2005                        $30,000,000
            January 2006                        $37,200,000
            April 2006                          $41,700,000
            July 2006                           $44,900,000
            October 2006                        $46,200,000
            January 2007                        $46,300,000
            April 2007                          $47,000,000
            July 2007                           $47,600,000
            October 2007                        $48,400,000
            January 2008                        $49,200,000

         SECTION 6.12 Transactions with Affiliates. Enter into any transaction with, or make any payment to, any of its Affiliates that is less favorable to such Credit Party or to any of such Credit Party's Subsidiaries than would have been the case if such transaction had been effected on an arms-length basis with a Person other than an Affiliate except that (a) the Borrower may enter into transactions with its Subsidiaries that are Credit Parties and (b) Subsidiaries of the Borrower that are Credit Parties may enter into transactions with other Subsidiaries of the Borrower that are Credit Parties and (c) the Investments contemplated by Section 6.4(c).

         SECTION 6.13 Limitation on Leases. Except with respect to Capital Leases (which are governed by Section 6.1 hereof), create, incur or assume any commitment to make any direct or indirect payment, whether as rent or otherwise, under any lease, rental or other arrangement for the use of real or personal property, excluding (i) leases existing on the date hereof and set forth on
Schedule 3.23(b) hereto and any personal property leases (that are not Capital Leases) existing as of the Closing Date and any renewals or replacements thereof on terms comparable to the existing leases and (ii) any leases, rentals or other such arrangements entered into after the Closing Date and in the ordinary course of such Credit Parties business pursuant to which the aggregate annual rental payments in each fiscal year ending in the months listed below do not exceed the amount listed below opposite such date:

                Fiscal Year Ending                       Aggregate Payments
                ------------------                       ------------------
                January 2005                             $3,700,000
                January 2006                             $8,000,000
                January 2007                             $8,000,000

         SECTION 6.14 Receivables. Sell, discount or otherwise dispose of Receivables owing to any Credit Party or any Subsidiary of a Credit Party except
(i) for purposes of
collection in the ordinary course of business or (ii) in connection with the sale of Encore as permitted pursuant to Section 6.6(iv).

         SECTION 6.15 Changes to Material Agreements.

         (a) Consent to any modification or waiver of any Material Agreement listed on Schedule 3.16(b) hereto if such modification or waiver would have a Material Adverse Effect with respect to the Credit Parties. The Borrower will not consent to the assignment by any other party to any Material Agreement of any rights, obligations or interests of such party thereunder except as expressly permitted by any such Material Agreement.

         (b) Amend the articles or certificate of incorporation or by-laws of any Credit Party in any manner which could be reasonably expected to have a Material Adverse Effect.

         SECTION 6.16 ERISA Compliance. Engage in a "prohibited transaction," as defined in Section 406 of ERISA or Section 4975 of the Code or knowingly consent to any "party in interest" or any "disqualified person", as such terms are defined in Section 3(14) or ERISA and Section 4975(e)(2) of the Code, respectively, engaging in any "prohibited transaction"; or, except as set forth in Schedule 6.16, permit any Plan to incur any "accumulated funding deficiency", as defined in Section 302 of ERISA or Section 412 of the Code; or terminate any Plan in a manner which could reasonably be expected to result in the imposition of a Lien on any property of any Credit Party, any Subsidiary of a Credit Party or any ERISA Affiliate pursuant to Section 4068 of ERISA; or breach or knowingly permit any employee or officer or any trustee or administrator of any Plan to breach any fiduciary responsibility imposed under Title I of ERISA with respect to any Plan; or engage in any transaction which would result in the incurrence of a liability under Section 4069 of ERISA; or fail to make contributions to a Plan which could result in the imposition of a Lien on any property of any Credit Party, any Subsidiary of a Credit Party or any ERISA Affiliate pursuant to Section 302(f) of ERISA or Section 412(n) of the Code (other than with respect to a failure to make contributions relating to or in connection with the 2004 plan year or any part thereof of any Plan); if the occurrence of any of the foregoing events described in this Section 6.16 (alone or in the aggregate) would reasonably be expected to result in a liability which has a Material Adverse Effect.

         SECTION 6.17 Hazardous Materials. Cause or permit any of its properties or assets to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials, except in material compliance with all applicable Environmental Laws; nor release, discharge, dispose of or permit or suffer any release or disposal as a result of any intentional act or omission on its part of Hazardous Materials onto any such property or asset in violation of any Environmental Law or in a manner that could result in liability under any Environmental Law, except as are not reasonably likely to have a Material Adverse Effect.

         SECTION 6.18 Use of Proceeds of Loans.

         (a) Use the proceeds of any Loans hereunder other than for the purposes set forth in, and as required by, Section 2.2(b) hereof.

         (b) Use, directly or indirectly, the proceeds of any Loan hereunder for the purpose (whether immediate, incidental or ultimate) of buying or carrying any Margin Stock.

         SECTION 6.19 Fiscal Year; Fiscal Quarter. Change its fiscal year or any of its fiscal quarters.

         SECTION 6.20 Formation of Foreign Subsidiaries. Form or acquire any new direct Subsidiary that is not organized within the United States of America.

         SECTION 6.21 Limitation on Restrictive Agreements. Enter into any agreement or other arrangement which prohibits or otherwise restricts the existence of any Lien in favor of the Collateral Agent (for the benefit of the Lenders) except (i) for any document or instrument governing secured Indebtedness permitted hereunder that limits Liens only on the specific property securing such permitted secured Indebtedness or (ii) as otherwise approved by the Administrative Agent.

         SECTION 6.22 Capital Expenditures. Make Capital Expenditures for each fiscal year ending in the months listed below in an aggregate amount in excess of the amount listed below opposite such date; provided that if the amount of actual Capital Expenditures that are made during each fiscal year is less than such amount, to the extent that Capital Expenditures in the next fiscal year exceed the amount set forth opposite such fiscal year below, up to 100% of the unused portion thereof may be carried forward to and made during the next fiscal year (and only the next fiscal year):

                Fiscal Year Ending                       Capital Expenditures
                ------------------                       --------------------
                January 2005                             $ 4,200,000
                January 2006                             $10,400,000
                January 2007                             $ 4,000,000
                January 2008                             $ 4,000,000

         SECTION 6.23 Dissolvable Entities. Permit any Dissolvable Entity to acquire or hold assets, including, without limitation, Real Property Assets, Receivables or Property Rights, in an aggregate amount in excess of $10,000.

         SECTION 6.24 Prepayment of Indebtedness. Make any optional payment or prepayment of, or purchase or redeem, any Indebtedness or L/C Indebtedness except with respect to (i) refinancings permitted by Section 6.1(b) and (ii) the loan from The Hongkong and Shanghai Banking Corporation Ltd. to Premium Tableware (Shanghai) Manufacturing Co. Ltd. as set forth on Schedule 6.1(b) which such payment shall be from the proceeds of certain China related asset sales permitted by Section 6.6(a)(vii).

7. EVENTS OF DEFAULT

         In the case of the happening and during the continuance of any of the following events (herein called "Events of Default"):

         (a) any representation, warranty, certification or statement made by a Credit Party in this Credit Agreement or any other Fundamental Document to which it is a party or any statement or representation made by or on behalf of any Credit Party in any report, financial statement, certificate or other document furnished to any of the Agents, the Issuing Bank, any Lender or any other Secured Party pursuant to this Credit Agreement or any other Fundamental Document, shall prove to have been incorrect in any material respect when made or delivered;

         (b) default shall be made in the payment of principal of any of the Loans as and when due and payable, whether at the due date thereof, by reason of maturity, mandatory prepayment, acceleration or otherwise;

         (c) default shall be made in the payment of interest on the Loans, the Fees, the Letter of Credit Fees or other amounts payable to any of the Agents, the Issuing Bank or a Lender under this Credit Agreement, or under the fee letter with respect to any Letter of Credit or under the Fee Letter, when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise and such default shall continue unremedied for three (3) Business Days;

         (d) default shall be made in the due observance or performance of any covenant, condition or agreement contained in Sections 5.4(a)(i), 5.17, 5.20 or
Article 6 of this Credit Agreement (other than with respect to a default in the due observance of the covenant contained in Section 6.23 of this Credit Agreement);

         (e) default shall be made in the due observance of the covenant contained in Section 6.23 of this Credit Agreement and such default shall continue unremedied for twenty (20) days;

         (f) default shall be made by any Credit Party in the due observance or performance of any other covenant, condition or agreement to be observed or performed pursuant to the terms of this Credit Agreement or any other Fundamental Document (other than those covered by paragraphs (a), (b), (c) or (d) of this Article 7), and such default shall continue unremedied for thirty
(30) days after a Credit Party obtains Knowledge of such occurrence;

         (g) default shall be made with respect to any payment, when due, of any Indebtedness or L/C Indebtedness in excess of $1,500,000 (other than the Obligations) of any Credit Party or any Subsidiary of a Credit Party, or any other default shall occur, if the effect of such non-payment default is to accelerate the maturity of such Indebtedness or L/C Indebtedness, as the case may be, or to permit the holder thereof to cause such Indebtedness or L/C Indebtedness, as the case may be, to become due prior to its stated maturity, and such default shall not be remedied, cured, waived or consented to within the period of grace with respect thereto, or any other circumstance should arise (other than the mere passage of time) by reason of which any Credit Party or any Subsidiary of a Credit Party (as applicable) is required to repurchase or offer to holders of Indebtedness or L/C Indebtedness, as the case may be, of any such Person, the opportunity to have repurchased, any such Indebtedness or L/C Indebtedness, as the case may be; or any such Indebtedness or L/C Indebtedness, as the case may be, shall become or be declared to be due and payable prior to its stated maturity;

         (h) any Credit Party or any Subsidiary of a Credit Party shall generally not pay its debts as they become due or shall admit in writing its inability to pay its debts, or shall make a general assignment for the benefit of creditors; or any Credit Party or any Subsidiary of a Credit Party shall commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property or shall file an answer or other pleading in any such case, proceeding or other action admitting the material allegations of any petition, complaint or similar pleading filed against it or consenting to the relief sought therein; or any Credit Party or any Subsidiary of a Credit Party shall take any action to authorize, or in contemplation of, any of the foregoing;

         (i) any involuntary case, proceeding or other action against any Credit Party or any Subsidiary of a Credit Party shall be commenced seeking to have an order for relief entered against it as debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (i) results in the entry of any order for relief against it or (ii) shall remain undismissed for a period of sixty (60) days;

         (j) one or more judgment(s) for the payment of money in excess of $1,500,000 in the aggregate (other than a judgment as to which, and only to the extent, a reputable insurance company has acknowledged coverage of such claim in writing) shall be rendered against any Credit Party or any Subsidiary of a Credit Party and either (i) within thirty (30) days from the entry of such judgment, shall not have been discharged or stayed pending appeal, or shall not have been discharged within thirty (30) days from the entry of a final order of affirmance on appeal or (ii) enforcement proceedings shall be commenced by any creditor on any such judgment;

         (k) (i) failure by any Credit Party or ERISA Affiliate to make any contributions (other than a de minimis amount of contributions) required to be made to a Plan other than a failure relating to or in connection with contributions required to be made to a Plan with respect to such Plan's 2004 plan year or any part thereof, (ii) except as set forth on Schedule 6.16, any accumulated funding deficiency (within the meaning of Section 412 of the Code or Section 302 of ERISA) shall exist with respect to any Plan (whether or not waived), (iii) failure by any Plan to satisfy the minimum funding standard required for any plan year or part thereof under Section 412 of the Code or
Section 302 of ERISA or a waiver of such standard or an extension of any amortization period is sought or granted under Section 412 of the Code or
Section 303 or 304 of ERISA, (iv) a Reportable Event with respect to a Plan shall have occurred, (v) the withdrawal by any Credit Party or ERISA Affiliate from a Plan during a plan year in which it was a substantial employer (within the meaning of Section 4001(a)(2) or 4062(e) of ERISA), (vi) the termination of a Plan, or the filing of a notice of intent to terminate a Plan under Section 4041(c) of ERISA, (vii) the institution of proceedings to terminate, or the appointment of a trustee with respect to, a Plan by the PBGC, (viii) any other event or condition which could constitute grounds under










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Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or (ix) the imposition of a Lien pursuant to Section
412 of the Code or Section 302 of ERISA as to any Credit Party or ERISA
Affiliate other than a Permitted Lien; and the occurrence of any of the foregoing events, individually or in the aggregate, could reasonably be expected to result in a liability in excess of $1,500,000, provided, however, that any such event arising in connection with or relating to (A) the failure by any Credit Party to satisfy any minimum funding requirements in respect of any Plan for its 2004 plan year or any part thereof under Section 412 of the Code or
Section 302 of ERISA; (B) an application for a minimum funding waiver of such requirements or (C) an application or extension or any amortization period with respect to such requirements shall not constitute an Event of Default under this
Section 7(k);

         (l) (i) this Credit Agreement, or any other Fundamental Document shall, for any reason, not be or shall cease to be in full force and effect (except in accordance with its terms) or shall be declared null and void or any of the Fundamental Documents shall not give or shall cease to give the Collateral Agent the Liens or material rights, powers and privileges purported to be created thereby in favor of the Collateral Agent for the benefit of the Secured Parties, superior to and prior to the rights of all third Persons and subject to no other Liens (other than Permitted Liens), except as the same shall be terminated in accordance with this Credit Agreement or the terms of the applicable Fundamental Documents, or (ii) the validity or enforceability of the Liens granted, to be granted, or purported to be granted, by any of the Fundamental Documents shall be contested by any Credit Party or any of their respective Affiliates;

         (m) a Change in Control shall occur and shall not have been consented to by the Required Lenders; and

         (n) at any time, for any reason, any Credit Party shall repudiate, or seek to repudiate, any of its Obligations under any Fundamental Document to which it is a party;

then, subject to the last paragraph of Article 7, in every such event and at any time thereafter during the continuance of such event, the Administrative Agent may, and if directed by the Required Revolving Credit Lenders, Required Tranche A Term Loan Lenders or the Required Tranche B Term Loan Lenders, as the case may be, shall, with respect to the Revolving Credit Loans, the Tranche A Term Loans or the Tranche B Term Loans, respectively, take any or all of the following actions, at the same or different times: (x) terminate forthwith the Revolving Credit Commitments (if directed by the Required Revolving Credit Lenders) and/or
(y) declare the principal of and the interest on the Revolving Credit Loans, the Tranche A Term Loans, or the Tranche B Term Loans, as the case may be, and the notes evidencing the Revolving Credit Loans, the Tranche A Term Loans, or the Tranche B Term Loans, as the case may be, hereunder and all other amounts payable hereunder or thereunder to be forthwith due and payable (including, without limitation, all Fees), whereupon the same shall become and be forthwith due and payable, without presentment, demand, protest, notice of acceleration or other notice of any kind, all of which are hereby expressly waived, anything in this Credit Agreement or in any note evidencing any Revolving Credit Loans, the Tranche A Term Loans, or the Tranche B Term Loans, as the case may be, hereunder to the contrary notwithstanding and/or (z) require the Borrower to deliver to the Administrative Agent from time to time cash or Cash Equivalents in an amount equal to 105% of the amount of the L/C Exposure or to furnish other security therefor










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acceptable to the Issuing Bank and the Required Revolving Credit Lenders. If an
Event of Default specified in paragraphs (g) or (h) above shall have occurred, the Commitments shall automatically terminate and the principal of, and interest on, the Loans and the notes evidencing the Loans hereunder and all other amounts payable hereunder and thereunder shall automatically become due and payable without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived, anything in this Credit Agreement or any note evidencing any Loan hereunder to the contrary notwithstanding. Such remedies shall be in addition to any other remedy available to any of the Secured Parties pursuant to Applicable Law or otherwise.

Notwithstanding anything to the contrary in the immediately preceding paragraph, if an Event of Default has occurred and is continuing and at such time there shall be Revolving Credit Loans outstanding, Revolving Credit Commitments in effect or Tranche A Term Loans outstanding, the Tranche B Loan Lenders shall be prohibited from exercising any remedy set forth in such paragraph until such time as the satisfaction of each of the following shall have occurred: (i) there shall be no Revolving Credit Loans outstanding, (ii) the Revolving Credit Commitment shall be terminated and (iii) there shall be no Tranche A Term Loans outstanding.

8. CASH COLLATERAL

         SECTION 8.1 Cash Collateral Account. There shall be established with the Administrative Agent an account (the "Cash Collateral Account") in the name of the Administrative Agent (for the benefit of the Secured Parties), into which the Borrower may from time to time deposit Dollars pursuant to, and in accordance with Section 2.11(i) hereof. Except to the extent otherwise provided in this Article 8, the Cash Collateral Account shall be under the sole dominion and control of the Administrative Agent and shall be subject to a control agreement entered into between the Borrower and the Administrative Agent.

         SECTION 8.2 Investment of Funds. (a) The Administrative Agent is hereby authorized and directed to invest and reinvest the funds from time to time deposited into the Cash Collateral Account, so long as no Event of Default has occurred and is continuing, on the instructions of the Borrower (provided, that any such instructions given verbally shall be confirmed promptly in writing) or, if the Borrower shall fail (or is not permitted as the result of the occurrence and continuation of an Event of Default) to give such instructions upon delivery of any such funds, in the sole discretion of the Administrative Agent; provided, that in no event may the Borrower give instructions to the Administrative Agent to, or may the Administrative Agent in its discretion, invest or reinvest funds in the Cash Collateral Account in other than Cash Equivalents.

         (b) Any net income or gain on the investment of funds from time to time held in the Cash Collateral Account, shall be promptly reinvested by the Administrative Agent as a part of the Cash Collateral Account; and any net loss on any such investment shall be charged against the Cash Collateral Account.

         (c) None of the Agents, the Issuing Bank, any of the Lenders nor any other Secured Party shall be a trustee for any of the Credit Parties, or shall have any obligations or responsibilities, or shall be liable for anything done or not done, in connection with the Cash









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Collateral Account, except as expressly provided herein and except that the
Administrative Agent shall have the obligations of a secured party under the UCC. None of the Agents, the Issuing Bank, any of the Lenders nor any other Secured Party shall have any obligation or responsibility or shall be liable in any way for any investment decision made in accordance with this Section 8.2 or for any decrease in the value of the investments held in the Cash Collateral Account.

         SECTION 8.3 Grant of Security Interest. For value received and to induce the Issuing Bank to issue Letters of Credit and the Lenders to enter into this Credit Agreement, to agree to the restructuring set forth herein and to make Loans to the Borrower and to acquire participations in Letters of Credit from time to time as provided for in this Credit Agreement, as security for the payment of all of the Obligations, each of the Credit Parties hereby assigns to the Administrative Agent (for the benefit of the Secured Parties) and grants to the Administrative Agent (for the benefit of the Secured Parties), a first and prior Lien upon all of such Credit Party's rights in and to the Cash Collateral Account, all cash, documents, instruments and securities from time to time held therein, and all rights pertaining to investments of funds in the Cash Collateral Account and all products and proceeds of any of the foregoing. All cash, documents, instruments and securities from time to time on deposit in the Cash Collateral Account, and all rights pertaining to investments of funds in the Cash Collateral Account shall immediately and without any need for any further action on the part of any of the Credit Parties, the Administrative Agent or any other Secured Party, become subject to the Lien set forth in this
Section 8.3, be deemed Collateral for all purposes hereof and be subject to the provisions of this Credit Agreement.

         SECTION 8.4 Remedies. At any time during the continuation of an Event of Default, the Administrative Agent may sell any documents, instruments and securities held in the Cash Collateral Account and shall direct the proceeds thereof and any other cash held in the Cash Collateral Account to the Collateral Agent and such amounts shall be applied in accordance with Section 5 of the Intercreditor Agreement.

9. THE ADMINISTRATIVE AGENT AND THE ISSUING BANK

         SECTION 9.1 Administration by the Administrative Agent. (a) The general administration of this Credit Agreement shall be by the Administrative Agent or its respective designees. Except as otherwise expressly provided herein, the Issuing Bank and each of the Lenders hereby irrevocably authorizes the Administrative Agent, at its discretion, to take or refrain from taking such actions as agent on its behalf and to exercise or refrain from exercising such powers under this Credit Agreement, any notes evidencing any of the Loans hereunder and any other documents contemplated by this Credit Agreement or any other Fundamental Document as are expressly delegated by the terms hereof or thereof, as appropriate, to the Administrative Agent together with all powers reasonably incidental thereto. The Administrative Agent shall have no duties or responsibilities except as set forth in this Credit Agreement.

         SECTION 9.2 Advances and Payments. (a) On the date of each Loan, the Administrative Agent shall be authorized (but not obligated) to advance, for the account of each of the applicable Lenders, the amount of the applicable Loan to be made by it in accordance with









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its proportionate share of its Commitments hereunder. Each of the Lenders hereby authorizes and requests the Administrative Agent to advance for its account, pursuant to the terms hereof, the amount of the Loan to be made by it, and each of the Lenders agrees forthwith to reimburse the Administrative Agent in immediately available funds for the amount so advanced on its behalf by the Administrative Agent. If any such reimbursement is not made in immediately available funds on the same day on which the Administrative Agent shall have made any such amount available on behalf of any Lender, such Lender shall pay interest to the Administrative Agent at a rate per annum equal to the Administrative Agent's cost of obtaining overnight funds in the New York Federal Funds Market for the first three days following the time when the Lender fails to make the required reimbursement, and thereafter at a rate per annum equal to the Base Rate plus the Applicable Interest Margin for Base Rate Loans which are Revolving Credit Loans. If and to the extent that any such reimbursement shall not have been made to the Administrative Agent, the Borrower agrees to repay to the Administrative Agent forthwith on demand a corresponding amount with interest thereon for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent at the Base Rate plus the Applicable Interest Margin for Base Rate Loans which are Revolving Credit Loans.

         (b) If a Default or Event of Default has occurred and is then continuing, any amounts received by the Administrative Agent in connection with the Fundamental Documents shall be deposited by the Administrative Agent in the Collateral Account (as defined in the Intercreditor Agreement) and applied to the repayment of the Obligations in accordance with Section 5 of the Intercreditor Agreement.

         SECTION 9.3 Sharing of Setoffs and Cash Collateral Consistent with this Agreement and the Intercreditor Agreement. (a) Subject to the last sentence of this Section, each of the Lenders agrees that if it shall, through the exercise of a right of banker's lien, set off or counterclaim against any Credit Party (including, but not limited to, pursuant to Section 10.20 hereof or as a secured claim under Section 506 of the Bankruptcy Code or other security or interest arising from, or in lieu of, such secured claim and received by such Lender under any applicable bankruptcy, insolvency or other similar law) or otherwise, obtain payment in respect of its Loans as a result of which the unpaid portion of its Loans is proportionately less than the unpaid portion of Loans of any of the other Lenders (a) it shall promptly purchase at par (and shall be deemed to have thereupon purchased) from such other Lenders a participation in the Loans of such other Lenders, so that the aggregate unpaid principal amount of each of the Lender's Loans and its participation in Loans of the other Lenders shall be in the same proportion to the aggregate unpaid principal amount of all Loans then outstanding as the principal amount of its Loans prior to the obtaining of such payment was to the principal amount of all Loans outstanding prior to the obtaining of such payment and (b) such other adjustments shall be made from time to time as shall be equitable to ensure that the Lenders share any such payment pro rata. If all or any portion of such excess payment is thereafter recovered from the Lender which originally received such excess payment, such purchase (or portion thereof) shall be canceled and the purchase price restored to the extent of such recovery. The Credit Parties expressly consent to the foregoing arrangements and agree that any Lender or Lenders holding (or deemed to be holding) a participation in a Loan may exercise any and all rights of banker's lien, set off or counterclaim with respect to any and all moneys owing by the Borrower to such Lender or Lenders as fully as if such Lender or Lenders held such and was the original obligee










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on such Loan or on any note evidencing such Loan (if applicable), in the amount of such participation. Notwithstanding anything to the contrary set forth in the first sentence of this Section 9.3, and for the avoidance of doubt, it is hereby agreed that the purchases and adjustments that are provided for in such first sentence shall be made for the benefit of the Lenders within a particular Tranche that are entitled, pursuant to this Agreement and the Intercreditor Agreement, to receive a payment from the Borrower or from the proceeds of Collateral at the time the payment referred to in such first sentence was received.

         (b) The Administrative Agent is hereby authorized at any time and from time to time, to the fullest extent permitted by Applicable Law, to set off and apply any and all amounts received by the Administrative Agent for the account of a Defaulting Lender to the satisfaction of the unpaid obligations owing by such Defaulting Lender to the Administrative Agent or the Issuing Bank and the rights of such Defaulting Lender with respect to all such amounts shall be subject and subordinate to the rights of the Administrative Agent and the Issuing Bank, as the case may be, to be paid the amounts owing to it by such Defaulting Lender.

         SECTION 9.4 Notice to the Lenders. Upon receipt by the Administrative Agent or the Issuing Bank from any of the Credit Parties of any communication calling for an action on the part of the Revolving Credit Lenders, the Tranche A Term Loan Lenders or the Tranche B Term Loan Lenders, as the case may be, or upon written notice to the Administrative Agent of any Event of Default, the Administrative Agent or the Issuing Bank will in turn promptly inform the Revolving Credit Lenders, the Tranche A Term Loan Lenders or the Tranche B Term Loan Lenders, as the case may be, in writing (which shall include facsimile communications and e-mail communication) of the nature of such communication or of the Event of Default, as the case may be.

         SECTION 9.5 Liability of the Agents and the Issuing Bank. (a) Each of the Agents and the Issuing Bank, when acting on behalf of the Lenders (or in the case of the Collateral Agent, when acting on behalf of the Secured Parties), may execute any of its duties under this Credit Agreement or the other Fundamental Documents by or through its officers, agents, or employees and neither the Agents, the Issuing Bank nor their respective officers, agents or employees shall be liable to the Lenders or any of them for any action taken or omitted to be taken in good faith, nor be responsible to the Lenders or to any of them for the consequences of any oversight or error of judgment, or for any loss, unless the same shall happen through its gross negligence or willful misconduct (as determined by the final order of a court of competent jurisdiction). The Agents, the Issuing Bank and their respective directors, officers, agents, and employees shall in no event be liable to the Lenders or to any of them, nor shall any Lender have any cause of action against any of them for any action taken or omitted to be taken by it pursuant to instructions received by it from the Required Lenders, the Required Revolving Credit Lenders, the Required Tranche A Term Loan Lenders or the Required Tranche B Term Loan Lenders, as the case may be, or in reliance upon the advice of counsel selected by it with reasonable care or counsel to the Borrower. Without limiting the foregoing, neither the Agents, the Issuing Bank nor any of their respective directors, officers, employees, or agents shall be responsible to any of the Lenders for the due execution, validity, genuineness, effectiveness, sufficiency, or enforceability of, or for any statement, warranty, or representation in, or for the perfection of any security interest contemplated by, this Credit Agreement, any other Fundamental Document or any related agreement, document or order, or for freedom of any of









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the Collateral or any of the Real Property Assets or any of the Pledged
Securities from prior Liens or security interests, or shall be required to ascertain or to make any inquiry concerning the performance or observance by the Borrower or any other Credit Party of any of the terms, conditions, covenants, or agreements of this Credit Agreement, any other Fundamental Document, or any related agreement or document.

         (b) None of the Agents (in their capacity as agent for the Lenders and for the Secured Parties), the Issuing Bank or any of their respective directors, officers, employees, or agents shall have any responsibility to the Borrower or any other Credit Party on account of the failure or delay in performance or breach by any of the Lenders of any of such Lender's obligations under this Credit Agreement, the other Fundamental Documents or any related agreement or document or in connection herewith or therewith. No Lender nor any of its directors, officers, employees or agents shall have any responsibility to the Borrower or any other Credit Party on account of the failure or delay in performance or breach by any other Lender of such other Lender's obligations under this Credit Agreement, the other Fundamental Documents or any related agreement or document or in connection herewith or therewith.

         (c) The Agents (as agents for the Lenders and the Secured Parties) and the Issuing Bank shall be entitled to rely on any communication, instrument, or document believed by it to be genuine or correct and to have been signed or sent by a Person or Persons believed by it to be the proper Person or Persons, and it shall be entitled to rely on advice of legal counsel (who may be counsel for the Borrower), independent public accountants, and other professional advisers and experts selected by it.

         (d) Each of the Agents and the Issuing Bank shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection herewith or any of the other Fundamental Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until it shall have received instructions in respect thereof from the Required Lenders, the Required Revolving Credit Lenders, the Required Tranche A Term Loan Lenders, or the Required Tranche B Term Loan Lenders, as the case may be, and, upon receipt of such instructions from the Required Lenders, the Required Revolving Credit Lenders, the Required Tranche A Term Loan Lenders, or the Required Tranche B Term Loan Lenders, as the case may be, it shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions.

         SECTION 9.6 Reimbursement and Indemnification. Each of the Lenders agrees (i) to reimburse the Agents and/or the Issuing Bank on demand for such Lender's pro rata share of any expenses and fees incurred for the benefit of the Lenders under the Fundamental Documents, including, without limitation, counsel fees and compensation of agents, employees, financial advisors and other professionals paid for services rendered on behalf of the Agents, the Issuing Bank or the Lenders, and any other expense incurred in connection with the operations or enforcement thereof not reimbursed by or on behalf of the Borrower and (ii) to indemnify and hold harmless the Agents and/or the Issuing Bank and any of their respective directors, officers, employees, or agents, on demand, in accordance with such Lender's Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (including reasonable attorneys' fees and disbursements) of any









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kind or nature whatsoever which may be imposed on, incurred by, or asserted against, it or any of them in any way relating to or arising out of any of the Fundamental Documents or any related agreement or document, or any action taken or omitted to be taken by it or any of them under any of the Fundamental Documents or any related agreement or document, to the extent not reimbursed by or on behalf of the Borrower or any other Credit Party (except such as shall have been finally determined by a final order or judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Person to be reimbursed, indemnified or held harmless, as applicable) and (iii) to indemnify and hold harmless the Issuing Bank and any of its directors, officers, employees, or agents, on demand, in the amount of its Revolving Credit Percentage share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against it or any of them in any way relating to or arising out of the issuance of any Letters of Credit or the failure to issue Letters of Credit (except as shall have been finally determined by a final order or judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Person to be reimbursed, indemnified or held harmless, as applicable). If any indemnity furnished to any Agent or the Issuing Bank for any purpose shall, in the opinion of such Agent or the Issuing Bank, as the case may be, be insufficient or become impaired, such Agent or the Issuing Bank, as the case may be, may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided that in no event shall this sentence require any Lender to indemnify any Agent or the Issuing Bank against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Lender's pro rata share thereof. The Obligations of the Lenders under this Section 9.6 shall survive the Facility Termination Date, the termination of this Credit Agreement and the payment of the Loans and/or expiration or termination of the Letters of Credit and shall inure to the benefit of any Person who was an Agent or Issuing Bank notwithstanding such Person's resignation, replacement or other withdrawal from its position as an Agent or Issuing Bank hereunder. To the extent indemnification payments made by the Lenders pursuant to this Section 9.6 are subsequently recovered by the Agents or the Issuing Bank from a Credit Party, the Agents or the Issuing Bank, as applicable, will promptly refund such previously paid indemnity payments to the Lenders.

         SECTION 9.7 Rights of the Agents. It is understood and agreed that each of the Agents shall have the same duties, rights and powers as a Lender hereunder (including the right to give such instructions) as any of the other Lenders and may exercise such rights and powers, as well as its rights and powers under other agreements and instruments to which it is or may be party, and engage in other transactions with any Credit Party or Affiliate thereof, as though it were not an Agent under this Credit Agreement and the other Fundamental Documents.

         SECTION 9.8 Independent Investigation by Lenders. Each of the Lenders acknowledges that it has decided to enter into this Credit Agreement and the other Fundamental Documents, to agree to the restriction set forth herein, to make the Loans and to participate in the Letters of Credit hereunder based on its own analysis of the transactions contemplated hereby and of the creditworthiness of the Credit Parties and agrees that neither the Agents nor the Issuing Bank shall bear any responsibility therefor.










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         SECTION 9.9 Agreement of the Lenders. Upon any occasion requiring or permitting an approval, consent, waiver, election or other action on the part of the Required Lenders, the Required Revolving Credit Lenders, the Required Tranche A Term Loan Lenders, the Required Tranche B Term Loan Lenders, or the Swingline Lender, as the case may be, action shall be taken by the Administrative Agent for and on behalf of, or for the benefit of, all Lenders upon the direction of the Required Lenders, the Required Revolving Credit Lenders, the Required Tranche A Term Loan Lenders, the Required Tranche B Term Loan Lenders, or the Swingline Lender, as the case may be, and any such action shall be binding on all Lenders. No amendment, modification, consent or waiver shall be effective except in accordance with the provisions of Section 10.11 hereof.

         SECTION 9.10 Notice of Transfer. The Administrative Agent and the Issuing Bank may deem and treat any Lender which is a party to this Credit Agreement as the owner of such Lender's respective portions of the Loans and participations in Letters of Credit for all purposes, unless and until a written notice of the assignment or transfer thereof executed by any such Lender shall have been received by the Administrative Agent and shall have become effective in accordance with Section 10.3 hereof.

         SECTION 9.11 Relations Among Lenders. Each Lender in its capacity as a Lender hereunder agrees that it will not take any legal action, nor institute any actions or proceedings, against the Borrower or any other Credit Party with respect to any Collateral or any Real Property Asset, it being understood and agreed that all such actions are to be taken by the Collateral Agent on behalf of the Lenders as set forth in the Intercreditor Agreement. Without limiting the generality of the foregoing, no Lender may unilaterally terminate its Commitment or accelerate, or otherwise enforce or seek to enforce any rights or remedies with respect to, any Loans or other Obligations owed to it, except statutory or common law rights of banker's liens and setoff with respect to accounts maintained with such Lender.

         SECTION 9.12 Successor Agents. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower, but such resignation shall not become effective until the earlier to occur of (i) the appointment of a successor administrative agent by the Required Lenders consistent with the requirements set forth below and acceptance by such successor agent of its appointment pursuant hereto and (ii) the passage of 60 days from the giving of such notice. Such successor agent shall be either a Lender or a commercial bank organized under the laws of the United States of America or of any State thereof and shall have a combined capital and surplus of at least $250,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor agent, such successor agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations under this Credit Agreement, the other Fundamental Documents and any other credit documentation. After any retiring Administrative Agent's resignation hereunder as Administrative Agent the provisions of this Article 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Credit Agreement and the other Fundamental Documents.

         SECTION 9.13 Lender Payments. (a) Except as otherwise provided herein, all payments by any Lender hereunder shall be made to the Administrative Agent at the office of









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JPMorgan Chase Bank, 1111 Fannin, 10th Floor, Houston, Texas 77002, Attention:
Glenn Hector (wiring information: ABA # 021 000 021, Account Number 323 506 208, Account Name: Oneida Limited., Ref: Oneida Limited) not later than 1:00 p.m. (New York time). All payments received after such time shall be deemed received on the next succeeding Business Day. All payments shall be made in immediately available funds in lawful money of the United States of America.

         (b) If any Agent, the Issuing Bank, any Lender or any other Secured Party is required at any time to return to the Borrower, or to a trustee, receiver, liquidator, custodian, or any official under any proceeding under any Debtor Relief Law, any portion of a payment made by the Borrower, each such Secured Party shall, on demand of the Administrative Agent, return its share of the amount to be returned which is received by the applicable Secured Party, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate.

10. MISCELLANEOUS

         SECTION 10.1 Notices. (a) Notices and other communications provided for herein shall be in writing and shall be delivered and addressed:










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                     (i) if to the Administrative Agent:

                     JPMorgan Chase Bank
                     1111 Fannin, 10th Floor
                     Houston, Texas  77002
                     Attn:  Glenn Hector
                     Facsimile No.: (713) 750-2938

                     With a copy to:

                     JPMorgan Chase Bank
                     270 Park Avenue
                     New York, New York  10017
                     Attn:  Roger Odell
                     Facsimile No.: (212) 270-0433
                     E-mail: roger.odell@chase.com

                     (ii) if to a Credit Party:

                     Oneida Ltd.
                     163-181 Kenwood Avenue
                     Oneida, New York  13421
                     Attn:  Catherine Suttmeier, General Counsel
                     Facsimile No.: 315-361-3700

                     (iii) if to the Lender, to it at its address set forth on Annex A attached hereto.

or such other address as such party may from time to time designate by giving written notice to the other parties hereunder.

Any failure of any Person giving notice pursuant to this Section 10.1, to provide a courtesy copy to a party as provided herein, shall not affect the validity of such notice. All notices and other communications given to any party hereto in accordance with the provisions of this Credit Agreement shall be deemed to have been given (x) on the fifth Business Day after the date when sent by registered or certified mail, postage prepaid, return receipt requested, if by mail, (y) when delivered, if delivered by hand or overnight courier service or (z) when receipt is acknowledged, if by facsimile communications equipment in each case addressed to such party as provided in this Section 10.1 or in accordance with the latest unrevoked written direction from such party.

         (b) No notice to or demand on any of the Credit Parties shall entitle such Credit Party to any other or further notice or demand in the same, similar or other circumstances.

         SECTION 10.2 Survival of Agreement, Representations and Warranties, etc. All warranties, representations and covenants made by any of the Credit Parties herein, in any other Fundamental Document or in any certificate or other instrument delivered by it under this Credit Agreement or any other Fundamental Document shall be considered to have been relied upon by









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the Agents, the Issuing Bank and the Lenders and, except for any terminations, amendments, modifications or waivers thereof in accordance with the terms hereof, shall survive the execution and delivery of this Credit Agreement, the restructuring described herein, the making of the Loans and the issuance of the Letters of Credit herein contemplated and the execution and delivery of any notes evidencing any Loan hereunder regardless of any investigation made by the Agents, the Issuing Bank or the Lenders or on their behalf, and shall continue in full force and effect so long as any Obligation is outstanding and unpaid and so long as the Commitments have not been terminated. All statements in any such certificate or other instrument shall constitute representations and warranties by the Credit Parties hereunder.

         SECTION 10.3 Successors and Assigns; Syndications; Loan Sales; Participations. (a) Whenever in this Credit Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; provided, however, that neither the Borrower nor any other Credit Party may assign its rights hereunder without the prior written consent of the Administrative Agent, the Issuing Bank and all of the Lenders. All covenants, promises and agreements by or on behalf of any of the Credit Parties which are contained in this Credit Agreement shall inure to the benefit of the successors and assigns of the Agents, the Issuing Bank and the Lenders; provided, however, that the Lenders may only assign their interests, rights and obligations under this Credit Agreement in accordance with this Section 10.3.

         (b) Each of the Lenders may (but only with the prior written consent of the Administrative Agent and in the case of an assignment of a Revolving Credit Commitment and/or Revolving Credit Loans, the Issuing Bank, which consent in each case shall not be unreasonably withheld or delayed) assign to one or more Lenders or an Eligible Assignee all or a portion of its interests, rights and obligations under this Credit Agreement (including, without limitation, all or a portion of any Loans at the time owing to it, any note held by it evidencing such Loans, or all or a portion of its Commitment(s) and the same portion of all Loans at the time owing to it and any notes held by it evidencing its Loans and its obligations with regard to Letters of Credit); provided, however, that (i) each assignment shall be in a minimum amount of (A) in the case of Revolving Credit Loans or Revolving Credit Commitment, $5,000,000 (or such lesser amount as shall equal any Lender's entire Revolving Credit Loans or Revolving Credit Commitment) and (B) in the case of Tranche A Term Loans or Tranche B Term Loans, $1,000,000 (or such lesser amount as shall equal any Lender's entire Tranche A Term Loan or Tranche B Term Loan), (ii) any assignment of a Lender's Tranche A Term Loans or Revolving Credit Loans shall be accompanied by an assignment of an equal Percentage of such Lender's Revolving Credit Loans or Tranche A Term Loans, if any, as the case may be, (iii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance substantially in the form of Exhibit I hereto, together with the assigning Lender's original note (if any) evidencing the Loans being assigned and a processing and recordation fee of $3,500 (which fee shall also be payable in the case of assignments from an assigning Lender to another Lender hereunder) to be paid to the Administrative Agent by the assigning Lender or the assignee and
(iv) the assignee shall deliver to the Borrower and the Administrative Agent certification as to the exemption from, or reduction in the amount of, deduction or withholding of any United States federal income taxes in accordance with
Section 2.18. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and









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Acceptance, which effective date shall not (unless otherwise agreed to by the
Administrative Agent) be earlier than five (5) Business Days after the date of acceptance and recording by the Administrative Agent, (x) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and under the other Fundamental Documents and shall be bound by the provisions hereof and (y) the assigning Lender thereunder shall, to the extent provided in such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Credit Agreement except that, notwithstanding such assignment, any rights and remedies available to the Borrower or the Agents for any breaches by such assigning Lender of its obligations hereunder while a Lender shall be preserved after such assignment and such Lender shall not be relieved of any liability to the Borrower due to any such breach. In the case of an Assignment and Acceptance covering all or the remaining portion of the assigning Lender's rights and obligations under this Credit Agreement, such assigning Lender shall cease to be a party hereto.

         (c) Each Lender, in accordance with Section 10.3(b) hereof (other than with respect to the necessity of obtaining consents which shall be governed by the provisions set forth below of this Section 10.3(c)), may at any time make an assignment of its interests, rights and obligations under this Credit Agreement to any Affiliate of such Lender or to a Related Fund without the consent of the Administrative Agent and the Issuing Bank, provided, that an assignment of Revolving Credit Loans and Revolving Credit Commitments to any Affiliate of such Lender or to a Related Fund shall require the consent of the Administrative Agent and the Issuing Bank.

         (d) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby and that such interest is free and clear of any adverse claim, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement or any other Fundamental Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any of the other Fundamental Documents or any other instrument or document furnished pursuant hereto or thereto; (ii) such assignor Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any of the Credit Parties or the performance or observance by any of the Credit Parties of any of their respective obligations under the Fundamental Documents or any other instrument or document furnished pursuant thereto; (iii) such assignee confirms that it has received a copy of this Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Sections 5.1(a)(i) and (ii) (or if none of such financial statements shall have then been delivered, then copies of the financial statements referred to in Section 3.6 hereof) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee agrees that it will, independently and without reliance upon the assigning Lender, the Administrative Agent, the Collateral Agent, the Issuing Bank, any other Lender or any other Secured Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement or any of the other Fundamental Documents or any other instrument or document furnished pursuant thereto; (v) such assignee









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appoints and authorizes the Administrative Agent, the Collateral Agent and the
Issuing Bank to take such action as agent(s) on its behalf and to exercise such powers under this Credit Agreement and the other Fundamental Documents as are delegated to the Administrative Agent, the Collateral Agent or the Issuing Bank (as applicable) by the terms hereof, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it will be bound by the provisions of this Credit Agreement and the other Fundamental Documents and will perform in accordance with their terms all of the obligations which by the terms of this Credit Agreement and the other Fundamental Documents are required to be performed by it as a Lender.

         (e) The Administrative Agent shall maintain at its address at which notices are to be given to it pursuant to Section 10.1 hereof a copy of each Assignment and Acceptance and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive, in the absence of manifest error, and the Credit Parties, the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of the Fundamental Documents. The Register shall be available for inspection by any Credit Party or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         (f) Subject to the foregoing, upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee together with the assigning Lender's original note (if any) evidencing the Loans being assigned thereby, the processing and recordation fee, and evidence of the Administrative Agent's written consent to such assignment (if required), the Administrative Agent shall, if such Assignment and Acceptance has been completed and is substantially in the form of Exhibit I hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and
(iii) give prompt written notice thereof to the Borrower. Within five (5) Business Days after receipt of the notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent, in exchange for any surrendered note, a new note to the order of such assignee in an amount equal to the Revolving Credit Commitment or the principal amount of the Tranche B Term Loan (as appropriate) assumed by the assignee Lender pursuant to such Assignment and Acceptance and if the assigning Lender has retained a Revolving Credit Commitment or any portion of a Tranche B Term Loan, a new note to the order of the assigning Lender in an amount equal to the Revolving Credit Commitment or the principal amount of the Tranche B Term Loan (as appropriate) retained by it hereunder. Such new notes shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered note (or if applicable, the outstanding principal amount of the applicable Loan owed to the assigning Lender immediately preceding the relevant assignment), shall be dated the date of the surrendered note and shall otherwise be in substantially the form of the surrendered note.

         (g) Each of the Lenders may, without the consent of any of the Credit Parties or any of the Agents, the Issuing Bank or the other Lenders, sell participations to one or more banks, mutual funds or other financial institutions in all or a portion of its rights and obligations under this Credit Agreement (including, without limitation, all or a portion of any Tranche B Term Loans at the time owing to it and any note held by it evidencing such Loans, or all or a portion of its Revolving Credit Commitment and the same portion of all Revolving Credit Loans (if any) at the time owing to it and any notes held by it evidencing its Revolving Credit Loans










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and its participation in Letters of Credit); provided, however, that (i) any such Lender's obligations under this Credit Agreement shall remain unchanged,
(ii) such participant shall not be granted any voting rights or any right to control the vote of such Lender under this Credit Agreement, except that such participant may be granted voting rights (or a right to control the vote of such Lender under this Credit Agreement) with respect to (A) proposed decreases to interest rates or fees payable to the applicable Lender, (B) subject to Section
10.11 hereof changes to the amount of the Revolving Credit Commitments of the applicable Lender (except for a ratable decrease in the Total Revolving Credit Commitment of all Lenders holding Revolving Credit Commitments), (C) final maturity of any Loan and fees (in each case, as applicable to such participant) and (D) releases of all or substantially all the Collateral and the Real Property Assets, (iii) any such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iv) the participating banks or other entities shall be entitled to the cost protection provisions contained in Sections 2.15, 2.16, 2.17, 2.18 and 2.21 hereof, but a participant shall not be entitled to receive pursuant to such provisions an amount larger than its share of the amount to which the Lender granting such participation would have been entitled to receive and (v) the Credit Parties, the Administrative Agent, the Collateral Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's and its participants' rights and obligations under this Credit Agreement.

         (h) A Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 10.3, disclose to the assignee or participant or proposed assignee or participant, any information relating to any of the Credit Parties furnished to the Administrative Agent, the Issuing Bank or such Lender by or on behalf of the Borrower or any other Credit Party; provided, that prior to any such disclosure, each such assignee or participant or proposed assignee or participant shall agree in writing to be bound by the provisions of Section 10.16 hereof.

         (i) The Credit Parties consent that any Lender may at any time and from time to time pledge or otherwise grant a security interest in any Loan or in any Note evidencing the Loans (or any part thereof) to any Federal Reserve Bank.

         (j) Any assignment pursuant to paragraph (b) or (c) of this Section
10.3 shall constitute an amendment of the Commitments appearing on the signature pages hereto as of the effective date of such assignment.

         SECTION 10.4 Expenses; Documentary Taxes. Whether or not the transactions hereby contemplated shall be consummated, the Borrower agrees to pay (a) all out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent and the Issuing Bank and their Affiliates in connection with, or arising out of, the performance of due diligence, the negotiation, preparation, execution, delivery, waiver or modification and administration of this Credit Agreement and any other documentation contemplated hereby, the making of the Loans and the issuance of the Letters of Credit, the Collateral, the Pledged Securities, any Real Property Asset or any Fundamental Document, including but not limited to, the reasonable out-of-pocket costs and internally allocated charges of legal counsel and audit or field examinations of the Administrative Agent, the Collateral Agent and the Issuing Bank in connection with the administration of this Credit Agreement, the verification of financial data or the transactions










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contemplated hereby, and the reasonable fees and disbursements of Morgan, Lewis
& Bockius LLP, counsel for the Agents, any other counsel that the Agents shall retain, Alvarez & Marsal LLC, financial advisor to the Agents, and any other professional that the Agents shall retain and (b) all out-of-pocket expenses incurred by the Agents, the Issuing Bank, any Lender and any other Secured Party in the enforcement or protection (as distinguished from administration) of the rights and remedies of the Agents, the Issuing Bank, the Lenders and any other Secured Parties in connection with this Credit Agreement, the other Fundamental Documents, the Letters of Credit or any notes evidencing the Loans hereunder, or as a result of any transaction, action or non-action arising from any of the foregoing, including but not limited to, the reasonable fees and disbursements of any counsel for any of the Agents, the Issuing Bank, the Lenders or any other Secured Party. Such payments shall be made on the date this Credit Agreement is executed by the Borrower and thereafter on demand. The Borrower agrees that it shall indemnify the Agents, the Issuing Bank, the Lenders and any other Secured Parties from and hold them harmless against any documentary taxes, assessments or charges made by any Governmental Authority by reason of the execution and delivery of this Credit Agreement or any notes evidencing any of the Loans hereunder or the issuance of Letters of Credit. The obligations of the Borrower under this Section 10.4 shall survive the Facility Termination Date, the termination of this Credit Agreement and the payment of the Loans and/or the expiration of the Letters of Credit.

         SECTION 10.5 Indemnity. The Borrower agrees upon demand to indemnify and hold harmless the Agents, the Issuing Bank, the Lenders and any other Secured Parties, their respective directors, officers, employees, trustees, Affiliates, investments advisors and agents, and any professionals retained by them (each an "Indemnified Party") (to the full extent permitted by Applicable
Law), from and against any and all claims, demands, losses, judgments, damages and liabilities (including liabilities for penalties) incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, any investigation, litigation or other proceeding (whether or not any Indemnified Party is a party thereto) related to the entering into and/or performance of this Credit Agreement or any other Fundamental Document or the use of the proceeds of any Loans hereunder or the issuance of any Letter of Credit or the consummation of any other transaction contemplated in this Credit Agreement or any other Fundamental Document, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding and any out-of-pocket costs incurred by the Agents, the Issuing Bank, the Lenders or any other Secured Party in appearing as a witness or in otherwise complying with legal process served upon them (but excluding any such losses, liabilities, claims, damages or expenses of an Indemnified Party to the extent incurred by reason of the gross negligence or willful misconduct of such Indemnified Party as determined by a final order or judgment of a court of competent jurisdiction). The obligations of the Borrower under this Section 10.5 shall survive the Facility Termination Date, the termination of this Credit Agreement and the payment of the Loans and/or the expiration or termination of the Letters of Credit and shall inure to the benefit of any Person who was a Lender notwithstanding such Person's assignment of all its Loans and its Revolving Credit Commitment hereunder.

         SECTION 10.6 Choice of law. This credit agreement, the other fundamental documents and any note evidencing any of the loans hereunder shall in all respects be construed in accordance with, and governed by, the laws of the state of new york, without regard to









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conflicts of law principles and by federal law to the extent applicable;
provided, however, that with respect to any mortgage filed in a jurisdiction outside the state of new york, the laws of such jurisdiction where such mortgage was filed shall apply.

         SECTION 10.7 Waiver of jury trial. To the extent not prohibited by applicable law which cannot be waived, each party hereto hereby waives, and covenants that it will not assert (whether as plaintiff, defendant or otherwise), any right to trial by jury in any forum in respect of any issue, claim, demand, action, or cause of action arising out of or based upon this credit agreement, the subject matter hereof, any other fundamental document or the subject matter thereof, in each case whether now existing or hereafter arising and whether in contract or tort or otherwise. Each party hereto acknowledges that it has been informed by the other parties hereto that the provisions of this section 10.7 constitute a material inducement upon which such other parties have relied, are relying and will rely in entering into this credit agreement and any other fundamental document. Any party may file an original counterpart or a copy of this section 10.7 with any court as written evidence of the consent of any other party to the waiver of its rights to trial by jury.

         SECTION 10.8 Waiver with respect to damages. Each credit party acknowledges that neither the agents, the issuing bank, any lender nor any other secured party has any fiduciary relationship with, or fiduciary duty to, any credit party arising out of or in connection with this credit agreement or any other fundamental document and the relationship between the agents, the issuing bank, the lenders and any other secured parties, on the one hand, and the credit parties, on the other hand, in connection therewith is solely that of debtor and creditor. To the extent permitted by applicable law, no credit party shall assert, and each credit party hereby waives, any claims against the agents, the issuing bank, the lenders and any other secured party on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this credit agreement, any fundamental document, any agreement or instrument contemplated hereby or thereby, or the transactions contemplated hereby or thereby.

         SECTION 10.9 No Waiver. No failure on the part of the Administrative Agent, the Issuing Bank, any Lender or any other Secured Party to exercise, and no delay in exercising, any right, power or remedy hereunder, under any note evidencing any Loan hereunder, with regard to any Letter of Credit, or any other Fundamental Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

         SECTION 10.10 Extension of Payment Date. Except as otherwise specifically provided in Article 2 hereof, should any payment or prepayment of principal of or interest on any of the Loans or any other amount due hereunder, become due and payable on a day other than a Business Day, the due date of such payment or prepayment shall be extended to the next succeeding Business Day and, in the case of a payment or prepayment of principal, interest shall be payable thereon at the rate herein specified during such extension.

         SECTION 10.11 Amendments, etc. (a) Unless otherwise specifically provided herein any provision of this Credit Agreement may be amended or waived if, but only if, such









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amendment or waiver is in writing and is signed by the Credit Parties and the
Required Lenders (and, if the rights or duties of any of the Agents are affected thereby, by the applicable Agent); provided, that (i) if such amendment or waiver affects only the Lenders holding Tranche A Term Loans, Tranche B Term Loans, Swingline Loans or Revolving Credit Loans (or Revolving Credit Commitments), as applicable, then only Lenders holding more than 50% of the Loans in the applicable Tranche (or the Revolving Credit Commitments, if applicable) shall be required to sign such amendment or waiver; and (ii) if such amendment or waiver seeks to release all or substantially all of the Collateral and the Real Property Assets from the Liens created by the Fundamental Documents (it being understood that a sale or other disposition of property, stock or assets that is permitted pursuant to this Agreement shall not constitute a "release" for purposes of this clause) or release the Guarantors from the guaranties under the Amended and Restated Consolidated Subsidiary Guaranty Agreement accounting for all or substantially all of the value of the Borrower and Guarantors taken as a whole (except, in each case, as expressly permitted hereby), then (A) if prior to the occurrence and continuance of an Event of Default, such amendment or waiver shall be signed by all of the Revolving Credit Lenders, all of the Tranche A Term Loan Lenders and all of the Tranche B Term Loan Lenders or (B) if an Event of Default shall have occurred and the Obligations have become due and owing as permitted by the remedial paragraph in
Article 7, such amendment or waiver shall be signed by all of the Revolving Credit Lenders and all of the Tranche A Term Loan Lenders; provided, further, that no such amendment or waiver shall (i) waive the conditions precedent to each Revolving Credit Loan set forth in Section 4.2 without the prior written consent of the Required Revolving Credit Lenders, (ii) increase, decrease, or extend the Commitment of any Lender (except for a ratable decrease in the Commitment of all Lenders holding Commitments for that Tranche), without the prior written consent of such Lender, (iii) reduce the principal of, or rate of interest on, any Loan or any Fees specified herein, due to a Lender without the prior written consent of such Lender, (iv) postpone the date fixed for any payment of principal of, or interest on, any Loan or any Fees hereunder due to a Lender or for any reduction or termination of the Commitment of a Lender, without the prior written consent of such Lender, (v) increase the amount of the Tranche A Term Loans, the Tranche B Term Loans, Swingline Loans or the Revolving Credit Loans of a Lender, without the prior written consent of such Lender, (vi) decrease any amount payable to a Lender pursuant to the provisions of Section
2.12 or Section 9.2 hereof, without the prior written consent of each such Lender, (vii) amend or modify the provisions of this Section 10.11 that require unanimous consent, without the prior written consent of all the Lenders, (viii) amend or modify the provisions of this Section 10.11 that require the vote of only an affected Tranche of Lenders, without the vote of all of the Lenders in such applicable Tranche, (ix) amend the definition of (w) "Required Lenders" without the prior written consent of all the Revolving Credit Lenders and the Tranche A Term Loan Lenders, (x) "Required Revolving Credit Lenders" without the consent of all the Revolving Credit Lenders or (y) "Required Tranche A Term Loan Lenders" without the consent of all of the Tranche A Term Loan Lenders or (z) "Required Tranche B Term Loan Lenders" without the consent of all of the Tranche B Term Loan Lenders or (xi) amend or modify any provision of this Agreement which expressly provides for the unanimous consent or approval of the Lenders or all of the Lenders of a particular Tranche without the consent of all of the Lenders in such Tranche. No such amendment, modification, waiver or consent shall (i) amend Section 2.21 hereof or adversely affect the rights and obligations of the Issuing Bank hereunder without its prior written consent or
(ii) amend Section 2.04 hereof or adversely affect the rights and obligations of the Swingline Lender without its prior written









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consent. No such amendment, modification, waiver or consent shall (i) amend the definition of any of the following terms: "Existing Standby L/C Agreements", "Existing Standby L/C Issuers", "Existing Standby L/Cs", "Bank of America L/C", "Bank of America L/C Agreement", "Bank of America L/C Obligations", "Fundamental Documents", "HSBC China L/C", "HSBC China L/C Agreement", "HSBC China L/C Obligations", "Lenders", "Obligations", "Secured Parties", "Tranche A L/C Collateralization", "Tranche A Portion of the HSBC China L/C", "Tranche A Portion of the HSBC China L/C Obligations", "Tranche B L/C Collateralization", "Tranche B Portion of the HSBC China L/C" and "Tranche B Portion of the HSBC China L/C Obligations", or (ii) amend the provisions of Sections 2.1(a), 2.8(a) or 5.22, or (iii) amend the cash collateralization requirements of Sections 2.11(b),(c),(d) or (e), 2.6(b) or 2.10(b) of the Credit Agreement to adversely affect the rights and obligations of Bank of America, as issuer of the Bank of America L/C, or HSBC, as issuer of the HSBC China L/C, without the prior written consent of such issuer. Each holder of a Commitment, a Loan or a note evidencing any Loan hereunder shall be bound by any amendment, modification, waiver or consent authorized as provided herein (whether or not any applicable note shall have been marked to indicate such amendment, modification, waiver or consent); and any consent by any holder of a Commitment, a Loan or a note shall bind any Person subsequently acquiring such Commitment, Loan or note (whether or not any applicable note is so marked).

         (b) If a condition to Borrowing or the issuance of a Letter of Credit hereunder is not satisfied or some other event occurs that would prohibit the Borrower from borrowing or receiving a Letter of Credit hereunder, then in order to waive such condition or consent to such event, the consent of the Required Revolving Credit Lenders (as a separate group) shall be required in addition to any other consent required pursuant this Credit Agreement.

         (c) Notwithstanding the foregoing provisions of this Section 10.11 or anything to the contrary contained in this Credit Agreement, any Lender which has requested that it not receive material, non-public information concerning the Borrower or any of the other Credit Parties and which is therefore unable or unwilling to vote with respect to an issue arising under this Credit Agreement will agree to vote and will be deemed to have voted its Credit Exposure under this Credit Agreement pro rata in accordance with the percentage of Credit Exposure voted in favor of, and the percentage of Credit Exposure voted against, any such issue under this Credit Agreement.

         SECTION 10.12 Severability. Any provision of this Credit Agreement or of any note evidencing any Loan hereunder which is invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof, and any such invalidity, illegality or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 10.13 Service of process; submission to jurisdiction. Each party hereto (each a "submitting party") hereby irrevocably submits to the jurisdiction of the state courts of the state of new york in new york county and to the jurisdiction of the united states district court for the southern district of new york sitting in new york county, for the purposes of any suit, action or other proceeding arising out of or based upon this credit agreement (including, but not limited to, the letters of credit, the subject matter hereof and any other fundamental document and the subject matter thereof). Each submitting party to the extent permitted by applicable law (a) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or other proceeding brought in the above-named courts, any claim that it is not subject personally to the jurisdiction of such courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this credit agreement, the subject matter hereof and any other fundamental document or the subject matter thereof (as applicable) may not be enforced in or by such court and (b) hereby waives the right to assert in any such action, suit or proceeding any offsets or counterclaims except counterclaims that are compulsory or otherwise arise from the same subject matter. Each submitting party hereby consents to service of process by mail at the address to which notices are to be given to it pursuant to section
10.1 hereof. Each submitting party agrees that its submission to jurisdiction and consent to service of process by mail is made for the express benefit of each of the other submitting parties. Final judgment against any submitting party in any such action, suit or proceeding shall be conclusive, and may be enforced in any other jurisdiction (x) by suit, action or proceeding on the judgment, a certified or true copy of which shall be conclusive evidence of the fact and of the amount of indebtedness or liability of the submitting party therein described or (y) in any other manner provided by or pursuant to the laws of such other jurisdiction; provided, however, that the administrative agent and the issuing bank may at their option bring suit, or institute other judicial proceedings against a submitting party or any of its assets in any state or federal court of the united states or of any country or place where the submitting party or such assets may be found.

         SECTION 10.14 Headings. Section headings used herein and the Table of Contents are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Credit Agreement.

         SECTION 10.15 Execution in Counterparts. This Credit Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument. Signature pages may be detached from counterpart documents and reassembled to form duplicate executed originals. Delivery of an executed signature page to this Credit Agreement by facsimile shall be as effective as delivery of a manually executed counterpart of this Credit Agreement.

         SECTION 10.16 Confidentiality. Each of the Lenders understands that some of the information furnished to it pursuant to this Credit Agreement may be received by it prior to the time that such information shall have been made public, and each of the Lenders hereby agrees that it will keep all the information received by it in connection with this Credit Agreement confidential except that a Lender shall be permitted to disclose information (i) to such of its officers, directors, employees, agents, representatives, auditors, consultants, advisors, trustees, investment advisors, lawyers and affiliates as need to know such information in connection with this Credit Agreement or any other Fundamental Document, so long as such disclosure is subject to the understanding that it remain confidential pursuant to the terms hereof; (ii) to a proposed assignee or participant in accordance with Section 10.3(h) hereof, so long as such disclosure is subject to the understanding that it remain confidential pursuant to the terms hereof; (iii) to the extent required by Applicable Law and regulations or by any subpoena or other legal process (in any which event such Lender shall promptly notify the Borrower to the extent not otherwise prohibited by Applicable Law or regulations and to the extent practicable, it being understood that the Borrower shall have the right to attempt to prevent such disclosure or to preserve the confidentiality thereof); (iv) to the extent requested by any bank regulatory authority or other regulatory authority; (v) to the extent such information (A) becomes publicly available other than as a result of a breach of this Credit Agreement, (B) becomes available to such Lender on a nonconfidential basis from a source other than the Borrower or any of its Affiliates, which source is not known to such Lender to be prohibited from transmitting the information to such Lender by any contractual or other obligation to the Borrower or (C) was available to such Lender on a nonconfidential basis prior to its disclosure to such Lender; (vi) to the extent the Borrower shall have consented to such disclosure in writing; or (vii) in any proceeding brought by a Lender against the Borrower for the purpose of protecting or enforcing any of its rights and/or remedies in connection with any Fundamental Document or in any other proceeding (including any counter-claim) brought against a Lender in connection with any Fundamental Document or any of the transactions contemplated thereby. Notwithstanding
Section 10.2 of this Credit Agreement, the confidentiality obligations set forth in this Section 10.16 shall survive the Facility Termination Date and the termination of this Credit Agreement.

         SECTION 10.17 Entire Agreement. This Credit Agreement (including the Exhibits and Schedules hereto) and the other Fundamental Documents represent the entire agreement of the parties with regard to the subject matter hereof and the terms of any letters and other documentation entered into between any of the parties hereto (other than the Fee Letter) prior to the execution of this Credit Agreement which relate to Loans to be made or Letters of Credit to be issued hereunder shall be replaced by the terms of this Credit Agreement.

         SECTION 10.18 Enforcement of Rights; No Obligation to Marshall Assets. In enforcing any rights under this Credit Agreement or any other Fundamental Document, neither the Administrative Agent, the Collateral Agent, the Issuing Bank, any Lender nor any of the other Secured Parties shall be required to resort to any particular security, right or remedy through foreclosure or otherwise, or to proceed in any particular order of priority, or to otherwise act or refrain from acting; and, to the extent permitted by Applicable Law, each Credit Party hereby waives and releases any right to a marshalling of assets.

         SECTION 10.19 Reproduction of Documents. The Credit Agreement, all documents constituting Schedules or Exhibits hereto, and all documents relating hereto received by a party hereto, including, without limitation: (a) consents, waivers and modifications that may hereafter be executed; (b) the Fundamental Documents; and (c) financial statements, certificates, and other information previously or hereafter furnished to any of the Agents, the Issuing Bank, any Lender or any other Secured Party may be reproduced by the party receiving the same by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. Each of the parties hereto agrees and stipulates that, to the extent permitted by Applicable Law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such party in the regular course of business) and that, to the extent permitted by applicable law, any enlargement, facsimile, or further reproduction of such reproduction shall likewise be admissible in evidence.

         SECTION 10.20 Right of Set-Off. Subject to Section 9.3 upon the occurrence and during the continuance of any Event of Default, the Administrative Agent and each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law and without order of or application to any court, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Administrative Agent and each such Lender or any Affiliate thereof to or for the credit or the account of any Credit Party against any and all of the Obligations, irrespective of whether or not such Lender shall have made any demand under any Fundamental Document and although the Obligations may not have been accelerated. Each Lender and each Agent agrees to promptly notify the Borrower after any such set-off and application made by such Lender or such Agent, as the case may be, provided, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender and the Administrative Agent under this Section are in addition to other rights and remedies which such Lender and the Administrative Agent may have upon the occurrence and during the continuance of any Event of Default.

         SECTION 10.21 USA Patriot Act. Each Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Act.

         SECTION 10.22 Schedules. Any disclosure by the Borrower contained in any schedule to this Agreement shall be deemed to be disclosed for each other section and schedule of this Agreement to the extent that such disclosure sets forth facts in sufficient detail so that the relevance of such disclosure would be reasonably apparent to a reader of such disclosure. No reference to or disclosure of any item or other matter in any section or schedule of this Agreement shall be construed as an admission or indication that such item or other matter is material or that such item or other matter is required to be referred to or disclosed in this Agreement.


                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                      BORROWER:

                                      ONEIDA LTD.


                                     By:  /s/ PETER J. KALLET
                                        ----------------------
                                        Name:  Peter J. Kallet
                                        Title: Chief Executive Officer



                                     JPMORGAN CHASE BANK
                                     as Administrative Agent, Collateral Agent,
                                     Issuing Bank, Lender and Issuer of Trade
                                     Letters of Credit


                                     By:  /s/ ROGER ODELL
                                        -----------------
                                        Name:  Roger Odell
                                        Title: Managing Director


                                     ANCHORAGE CAPITAL MASTER
                                     OFFSHORE, LTD., as Lender
                                     By: Anchorage Advisors, L.L.C., its advisor
                                     By: Anchorage Advisors Management, L.L.C.,
                                         its managing member


                                     By:  /s/ ANTHONY DAVIS
                                        -------------------
                                        Name:  Anthony Davis
                                        Title: Member


                                     BANK OF AMERICA, NA, as Lender

                                     By:  /s/ LAURA T. SWEET
                                        --------------------
                                        Name:  Laura T. Sweet
                                        Title: Assistant Vice President


                                     BANK OF AMERICA, NA, as
                                     Existing Standby L/C Issuer

                                     By:  /s/ DANIEL D. BUTLER
                                        ----------------------
                                        Name:  Daniel D. Butler
                                        Title: Vice President

                                     BARCLAYS BANK PLC., as Lender

                                     By:  /s/ STEVEN J. LANDZBERG
                                        -------------------------
                                        Name:  Steven J. Landzberg
                                        Title: Director


                                     CARGILL FINANCIAL SERVICES
                                     INTERNATIONAL, INC., as Lender

                                     By:  /s/ KIRK OGREN
                                        ----------------
                                        Name:  Kirk Ogren
                                        Title: Investment Manager

                                     By:  /s/ PATRICK COOLEY
                                        --------------------
                                        Name:  Patrick Cooley
                                        Title: Cargill Value Investment


                                     FLEET NATIONAL BANK, as Lender

                                     By:  /s/ DANIEL D. BUTLER
                                        ----------------------
                                        Name: Daniel D. Butler
                                        Title: Vice President


                                     BANK OF AMERICA STRATEGIC
                                     SOLUTIONS, INC., as Lender

                                     By:  /s/ DANIEL D. BUTLER
                                        ----------------------
                                        Name:  Daniel D. Butler
                                        Title: Vice President


                                     LOEWS CORPORATION, as Lender

                                     By:  /s/ JOHN J. KENNY
                                        -------------------
                                        Name:  John J. Kenny
                                        Title: Treasurer

                                     STARK EVENT TRADING, as Lender

                                     By:  /s/ COLIN LANCASTER
                                        ---------------------
                                        Name:  Colin Lancaster
                                        Title: General Counsel


                                     SPS HIGH YIELD LOAN TRADING, as
                                     Lender

                                     By:  /s/ ROGER ODELL
                                        -----------------
                                     Name:  Roger Odell
                                     Title: Managing Director


                                     QUADRANGLE MASTER FUNDING
                                     LTD., as Lender

                                     By:  /s/ ANDREW HERENSTEIN
                                        -----------------------
                                     Name:  Andrew Herenstein
                                     Title: Member


                                     SCOGGIN CAPITAL MANAGEMENT,
                                     LP II, as Lender

                                     By:  /s/ CRAIG EFFRON
                                        ------------------
                                        Name:  Craig Effron
                                        Title: President


                                     STRATEGIC VALUE MASTER FUND,
                                     LTD., as Lender

                                     By Strategic Value Partners, L.L.C
                                     Its Investment Advisor

                                     By:  /s/ VIVIANNE HERNANDEZ
                                        ------------------------
                                        Name:  Vivianne Hernandez
                                        Title: Authorized Signatory


                                     MAN MAC 3 LIMITED, as Lender
                                     By Strategic Value Partners, L.L.C
                                     Its Investment Advisor

                                     By:  /s/ VIVIANNE HERNANDEZ
                                        ------------------------
                                     Name:  Vivianne Hernandez
                                     Title: Authorized Signatory

                                     ONEIDA SAVINGS BANK, as Lender

                                     By:  /s/ JAMES L. LACY
                                        -------------------
                                        Name:  James L. Lacy
                                        Title: Senior Vice President


                                     LITESPEED MASTER FUND LTD., as
                                     Lender

                                     By:  /s/ JAMIE ZIMMERMAN
                                        ---------------------
                                        Name:  Jamie Zimmerman
                                        Title: Managing Member


                                     HSBC BANK USA, NATIONAL
                                     ASSOCIATION, as Existing Standby
                                     L/C Issuer

                                     By:  /s/ PATRICK M. HANLEY
                                        -----------------------
                                        Name:  Patrick M. Hanley
                                        Title: Vice President

                                     ANNEX A
                                     -------

   To Second Amended and Restated Credit Agreement Dated as of August 9, 2004

------------------------- ---------------- --------------- --------------- --------------- ------------------ ------------------
Lender                    Tranche A Term   % of Total      Tranche B Term  % of Total      Revolving Credit   Revolving Credit
                          Loan             Tranche A Term  Loan            Tranche B Term  Loan Commitment    Loan Commitment
                          Commitment(1)    Loan            Commitment(2)   Loan                               Percentage
                                           Commitment                      Commitment
------------------------- ---------------- --------------- --------------- --------------- ------------------ ------------------
Anchorage Capital Master  $9,098,953.51    7.279%          $5,691,154.34   7.2885%         $2,388,596.69      7.9620%
Offshore, Ltd.
650 Madison Avenue
26th Floor
New York, NY 10022
Attn: Anthony Davis
------------------------- ---------------- --------------- --------------- --------------- ------------------ ------------------
Bank of America, N.A.(3)  $10,782,609.65   8.626%          $6,744,236.64   8.626%          $2,830,578.88      9.4353%
100 N. Tryon Street
Charlotte, NC 28255-0001
Attn: Laura Sweet
------------------------- ---------------- --------------- --------------- --------------- ------------------ ------------------
Banc of America           $7,319,327.17    5.855%          $4,578,045.21   5.855%          $0                 $0
Strategic Solutions, Inc.
111 Westminster Street
Mail Stop: RI/DE
RI-102-16-01
Providence, RI 02903
Attn: Daniel D. Butler
------------------------- ---------------- --------------- --------------- --------------- ------------------ ------------------

----------------------
(1) The Tranche A Term Loan Commitment may be increased pursuant to the terms of
    Section 2.1(a) of the Credit Agreement.

(2) The Tranche B Term Loan Commitment may be increased pursuant to the terms of
    Section 2.1(a) of the Credit Agreement.

(3) Bank of America, N.A.'s portion of the Tranche A Term Loans may be increased upon a draw of the Bank of America L/C pursuant to the terms of
    Section 2.1(a) of the Credit Agreement.

------------------------- ---------------- --------------- --------------- --------------- ------------------ ------------------
Lender                    Tranche A Term   % of Total      Tranche B Term  % of Total      Revolving Credit   Revolving Credit
                          Loan             Tranche A Term  Loan            Tranche B Term  Loan Commitment    Loan Commitment
                          Commitment(1)    Loan            Commitment(2)   Loan                               Percentage
                                           Commitment                      Commitment
------------------------- ---------------- --------------- --------------- --------------- ------------------ ------------------
Fleet National Bank       $9,334,104.36    7.467%          $5,838,234.96   7.467%          $4,371,747.95      14.5725%
111 Westminster Street
Mail Stop: RI/DE
RI-102-16-01
Providence, RI 02903
Attn: Daniel D. Butler
------------------------- ---------------- --------------- --------------- --------------- ------------------ ------------------
Barclays Bank plc.        $12,471,086.20   9.977%          $7,800,333.99   9.977%          $3,273,826.50      10.9128%
200 Park Avenue
New York, NY 10166
Attn: Paul Lukaszewski
------------------------- ---------------- --------------- --------------- --------------- ------------------ ------------------
Cargill Financial         $6,422,567.27    5.138%          $4,017,145.66   5.138%          $1,686,009.59      5.6200%
Services International,
Inc.
12700 Whitewater Dr.
Mail Stop 144
Minnetonka, MN 55343
Attn: Rory J. O'Neill
------------------------- ---------------- --------------- --------------- --------------- ------------------ ------------------
JPMorgan Chase Bank       $18,700,348.30   14.960%         $11,696,572.38  14.960%         $4,909,090.91      16.3636%
270 Park Avenue
20th Floor
New York, NY 10017
Attn: Roger Odell
------------------------- ---------------- --------------- --------------- --------------- ------------------ ------------------
Loews Corporation         $2,676,861.04    2.141%          $1,674,305.66   2.141%          $702,711.74        2.3424%
667 Madison Avenue
7th Floor
New York, NY 10021
Attn: John J. Kenny
------------------------- ---------------- --------------- --------------- --------------- ------------------ ------------------
Quadrangle Master         $13,187,999.89   10.550%         $8,248,744.50   10.550%         $3,462,025.91      11.5401%
Funding Ltd.
375 Park Avenue
14th Floor
New York, NY 10152
Attn: Andrew Herenstein
------------------------- ---------------- --------------- --------------- --------------- ------------------ ------------------

------------------------- ---------------- --------------- --------------- --------------- ------------------ ------------------
Lender                    Tranche A Term   % of Total      Tranche B Term  % of Total      Revolving Credit   Revolving Credit
                          Loan             Tranche A Term  Loan            Tranche B Term  Loan Commitment    Loan Commitment
                          Commitment(1)    Loan            Commitment(2)   Loan                               Percentage
                                           Commitment                      Commitment
------------------------- ---------------- --------------- --------------- --------------- ------------------ ------------------
SPS High Yield Loan       $19,413,792.74   15.531%         $12,142,812.97  15.531%         $4,267,899.84      14.2263%
Trading
270 Park Avenue
4th Floor
New York, NY 10017
Attn: Roger Odell
------------------------- ---------------- --------------- --------------- --------------- ------------------ ------------------
Scoggin Capital           $5,352,139.39    4.282%          $3,347,621.38   4.282%          $1,405,007.99      4.6834%
Management, LP II
660 Madison Avenue
20th Floor
New York, NY 10021
Attn: Dev Chodry
------------------------- ---------------- --------------- --------------- --------------- ------------------ ------------------
Stark Event Trading       $2,676,069.70    2.141%          $1,673,810.69   2.141%          $702,504.00        2.3417%
3600 South Lake Drive
Saint Francis, WI 53235
Attn: Jim Cullinane
------------------------- ---------------- --------------- --------------- --------------- ------------------ ------------------
Oneida Savings Bank       $1,230,410.70    0.984%          $769,589.30     0.984%          $0                 0%
182 Main Street
Oneida, NY 13421
Attn: Thomas Dixon
------------------------- ---------------- --------------- --------------- --------------- ------------------ ------------------
Strategic Value Master    $2,275,331.89    1.820%          $1,423,159.81   1.820%          $0                 0%
Fund, Ltd.
375 Park Avenue
Suite 2901
New York, NY 10152
Attn: Mark DiCintio
------------------------- ---------------- --------------- --------------- --------------- ------------------ ------------------
Man Mac 3 Limited         $669,215.26      0.535%          $418,576.41     0.535%          $0                 0%
375 Park Avenue
Suite 2901
New York, NY 10152
Attn: Mark DiCintio
------------------------- ---------------- --------------- --------------- --------------- ------------------ ------------------
Litespeed Master Fund     $3,389,182.94    2.711%          $2,119,844.13   2.711%          $0                 0%
Ltd.
237 Park Avenue
Suite 900
New York, NY 10017
Attn: Jamie Zimmerman
------------------------- ---------------- --------------- --------------- --------------- ------------------ ------------------

------------------------- ---------------- --------------- --------------- --------------- ------------------ ------------------
Lender                    Tranche A Term   % of Total      Tranche B Term  % of Total      Revolving Credit   Revolving Credit
                          Loan             Tranche A Term  Loan            Tranche B Term  Loan Commitment    Loan Commitment
                          Commitment(1)    Loan            Commitment(2)   Loan                               Percentage
                                           Commitment                      Commitment
------------------------- ---------------- --------------- --------------- --------------- ------------------ ------------------
HSBC Bank USA, National
Association (4)
One HSBC Center
Buffalo, NY 14203
Attn: Patrick M. Hanley
------------------------- ---------------- --------------- --------------- --------------- ------------------ ------------------
TOTAL                     $125,000.000     100%            $78,184,188.03  100%            $30,000,000.00     100%
------------------------- ---------------- --------------- --------------- --------------- ------------------ ------------------




----------------
(4) HSBC Bank USA, National Association shall be deemed a Lender and shall be the holder of Tranche A Term Loans or Tranche B Term Loans, as the case may be, upon a draw of the HSBC China L/C pursuant to the terms of
    Section 2.1(a) of the Credit Agreement.

                                                               EXECUTION VERSION

The following identified Schedules and Exhibits to the foregoing Second Amended and Restated Credit Agreement are not filed with such Agreement. To the extent that any such Schedules and/or Exhibits have not been otherwise filed with the Securities & Exchange Commission, these Schedules and/or Exhibits will be furnished supplementally to the Securities & Exchange Commission upon request.

Schedules
---------
1.0               Trade Letters of Credit
3.1(a)            List of jurisdictions where the Borrower is qualified to do business and in good standing
3.1(b)            List of jurisdictions where each Credit Party (other than the
                  Borrower) is qualified to do business and in good standing
3.7(a)            Credit Party and Subsidiary Information
3.7(b)            Capital Stock Owned by each Credit Party
3.8               Proprietary Rights and Related Claims
3.9               Fictitious Names
3.10              Title to Properties
3.11(a)           Litigation
3.15(a)           ERISA Compliance
3.16(b)           Material Agreements
3.19              Environmental Matters
3.23(a)           Owned Real Property Assets
3.23(b)           Leased Real Property Assets
3.23(c)           Flood Plain/Tax Lots
3.25              Labor Matters
3.28              Bank Accounts
4.1(e)            Material Adverse Effect
4.1(bb)           Employee Benefits Agreements
5.2               Compliance with Laws
5.23(a)           Survey of owned Real Property Assets
6.1(b)            Existing Indebtedness
6.2(d)            Existing Liens
6.3               Certain Guaranties by Borrower
6.4               Existing Investments
6.6(iv)           Permitted Asset Sales
6.16              ERISA Compliance

Exhibits
--------
A                 Form of Amended and Restated Consolidated Subsidiary Guaranty Agreement
B                 Form of Amended and Restated Consolidated Subsidiary Subordination
                  Agreement
C                 Form of Amended and Restated Copyright Security Agreement
D                 Form of Amended and Restated Mortgage
E                 Form of Amended and Restated Patent Security Agreement
F                 Form of Amended and Restated Pledge Security Agreement

G                 Form of Amended and Restated Security Agreement
H                 Form of Amended and Restated Trademark Security Agreement
I                 Form of Assignment and Acceptance
J                 Form of Borrowing Certificate
K                 Form of Instrument of Assumption and Joinder
L                 Form of Second Amended and Restated Collateral Agency and Intercreditor Agreement
M                 Form of Closing Certificate
N                 Form of Schedule to Officer's Certificate: EBITDAR Calculation